                                 EXHIBIT 10.20

                             FORM OF  CHERNER LEASE
Master




                                LEASE AGREEMENT

                                    BETWEEN

                       CAPITAL AUTOMOTIVE L.P., LANDLORD

                                      AND

    [                                                              ], TENANT


                           DATED: ____________, 1997

ARTICLE I

          LEASE AGREEMENT, LEASED PROPERTY AND TERM..............  1
          1.01    Lease Agreement................................  1
          1.02    Contingent Upon Acquisition
                  of the Leased Property.........................  2
          1.03    Term...........................................  2
          1.04    Holding Over...................................  3
          1.05    Surrender......................................  4

ARTICLE II

          RENT...................................................  4
          2.01    Base Rent......................................  4
          2.02    Payment........................................  4
          2.03    Security Deposit...............................  4
          2.04    Base Annual Rent Adjustment....................  5
          2.05    Additional Rent................................  5
          2.06    Place(s) of Payment of Rent;
                  Direct Payment of Additional Rent..............  5
          2.07    Net Lease......................................  5
          2.08    No Termination, Abatement,Etc..................  5

ARTICLE III

          IMPOSITIONS AND UTILITIES..............................  6
          3.01   Payment of Impositions..........................  6
          3.02   Definition of Impositions.......................  7
          3.03   Utilities.......................................  8
          3.04   Escrow of Impositions...........................  8
          3.05   Discontinuance of Utilities.....................  9
          3.06   Liens...........................................  9

ARTICLE IV

          INSURANCE..............................................  9
          4.01   Insurance.......................................  9
          4.02   Insurance Limits................................ 11
          4.03   Insurance Requirements.......................... 11
          4.04   Replacement Cost................................ 12
          4.05   Blanket Policy.................................. 12
          4.06   No Separate Insurance........................... 12
          4.07   Waiver of Subrogation........................... 13
          4.08   Mortgages....................................... 13
          4.09   Other Insurance Requirements.................... 13

ARTICLE V
                 INDEMNITY; SUBSTANCES OF CONCERN................................. 14
      5.01       Tenant's Indemnification......................................... 14
      5.02       Substances of Concern............................................ 14
      5.03       Audits........................................................... 17
      5.04       Landlord's Option Re: Compliance................................. 17
      5.05       Environmental Indemnification.................................... 17
      5.06       Tenant's Cleanup Obligation...................................... 18
      5.07       Existing Environmental Conditions................................ 18
      5.08       Survival of Tenant's Obligations................................. 19


ARTICLE VI

                 USE AND ACCEPTANCE OF PREMISES................................... 19
       6.01      Use of Leased Properties......................................... 19
       6.02      Acceptance of Leased Properties.................................. 19
       6.03      Conditions of Use and Occupancy.................................. 19
       6.04      Financial Statements and Other Information....................... 20


ARTICLE VII

                 REPAIRS, COMPLIANCE WITH LAWS, AND MECHANICS' LIENS.............. 20
      7.01       Maintenance...................................................... 20
      7.02       Compliance with Laws............................................. 21
      7.03       Required Alterations............................................. 21
      7.04       Mechanics' Liens................................................. 21
      7.05       Replacements of Fixtures......................................... 22
      7.06       Encroachments; Restrictions...................................... 22

ARTICLE VIII

                 ALTERATIONS AND SIGNS; TENANT'S PROPERTY;
                 CAPITAL ADDITIONS TO THE LEASED PROPERTIES....................... 23
      8.01       Tenant's Right to Construct...................................... 23
      8.02       Scope of Right................................................... 23
      8.03       Cooperation of Landlord.......................................... 24
      8.04       Commencement of Construction..................................... 24
      8.05       Rights in Tenant Improvements.................................... 25
      8.06       Personal Property................................................ 25
      8.07       Requirements for the Tenant's Personal Property.................. 25
      8.08       Financings of Capital Additions to a Leased Property............. 27

                                      ii

ARTICLE IX

                  DEFAULTS AND REMEDIES...................................................  27
                  9.01    Events of Default...............................................  27
                  9.02    Remedies........................................................  30
                  9.03    Right of Set-Off................................................  32
                  9.04    Performance of Tenant's Covenants...............................  33
                  9.05    Late Charge.....................................................  33
                  9.06    Litigation; Attorneys' Fees.....................................  33
                  9.07    Remedies Cumulative.............................................  34
                  9.08    Escrows and Application of Payments.............................  34
                  9.09    Power of Attorney...............................................  34

ARTICLE X

                  DAMAGE AND DESTRUCTION..................................................  35
                  10.01   General.........................................................  35
                  10.02   Landlord's Inspection...........................................  35
                  10.03   Landlord's Costs................................................  36
                  10.04   Rent Abatement..................................................  36
                  10.05   Substantial Damage During Lease Term............................  36
                  10.06   Damage Near End of Term.........................................  37
                  10.07   Risk of Loss....................................................  37

ARTICLE XI

                  CONDEMNATION............................................................  38
                  11.01   Total Taking....................................................  38
                  11.02   Partial Taking..................................................  38
                  11.03   Restoration.....................................................  38
                  11.04   Landlord's Inspection...........................................  39
                  11.05   Award Distribution..............................................  39
                  11.06   Temporary Taking................................................  39

ARTICLE XII
                  ADDITIONAL REPRESENTATIONS, WARRANTIES AND FINANCIAL
                  COVENANTS...............................................................  40
                  12.01    Organization and Qualification.................................  40
                  12.02    Material Agreements............................................  41
                  12.03    Changes in Condition...........................................  41
                  12.04    Franchises, Licenses, etc......................................  41
                  12.05    Litigation.....................................................  42
                  12.06    Authorization and Enforceability...............................  42
                  12.07    No Legal Obstacle to Lease.....................................  42
                  12.08    Certain Business Representations...............................  43

             12.09  Certain Financial Covenants........................ 44
             12.10  Cash Flow Coverage Ratio Covenant.................. 45
             12.11  Disclosure......................................... 45
             12.12  Covenant Not to Acquire............................ 45

ARTICLE XIII

             ASSIGNMENT AND SUBLETTING; ATTORNMENT..................... 45
             13.01  Prohibition Against Subletting and Assignment...... 45
             13.02  Changes of Control................................. 46
             13.03  Operating/Service Agreements....................... 46
             13.04  Assignment......................................... 48
             13.05  REIT Limitations................................... 48
             13.06  Attornment......................................... 49
             13.07  Severance and Spin-Off............................. 49

ARTICLE XIV

             ARBITRATION............................................... 50
             14.01  Controversies...................................... 50
             14.02  Appointment of Arbitrators......................... 50
             14.03  Arbitration Procedure.............................. 50
             14.04  Expenses........................................... 50
             14.05  Enforcement of the Arbitration Award............... 51


ARTICLE XV

             QUIET ENJOYMENT, SUBORDINATION,
             ATTORNMENT, ESTOPPEL CERTIFICATES......................... 51
             15.01  Quiet Enjoyment.................................... 51
             15.02  Landlord Mortgages; Subordination.................. 51
             15.03  Attornment......................................... 51
             15.04  Estoppel Certificates.............................. 52
             15.05  Waiver of Landlord's Lien.......................... 52

ARTICLE XVI

             RIGHT OF FIRST OFFER...................................... 53
             16.01  Right of First Offer During Lease Term
                    or Extension Term.................................. 53
             16.02  Right to Purchase at End of an Extension Term...... 54


ARTICLE XVII

             MISCELLANEOUS............................................. 55
             17.01  Notices............................................ 55
             17.02  Advertisement of a Leased Property................. 56
             17.03  Landlord's Access.................................. 56

                                      iv

           17.04    Entire Agreement................................................. 56
           17.05    Severability..................................................... 57
           17.06    Captions and Headings............................................ 57
           17.07    Governing Law.................................................... 57
           17.08    Memorandum of Lease or Certain Rights Under the Lease............ 57
           17.09    Waiver........................................................... 57
           17.10    Assignment; Binding Effect....................................... 57
           17.11    Consents and Approvals........................................... 57
           17.12    Single Property.................................................. 58
           17.13    Modification..................................................... 58
           17.14    Incorporation by Reference....................................... 58
           17.15    No Merger........................................................ 58
           17.16    Force Majeure.................................................... 58
           17.17    Laches........................................................... 58
           17.18    Waiver of Jury Trial............................................. 58
           17.19    Permitted Contests............................................... 59
           17.20    Construction of Lease............................................ 59
           17.21    Counterparts..................................................... 60
           17.22    Relationship of Landlord and Tenant.............................. 60

SCHEDULES

           A        Leased Properties
           B        Permitted Liens
           C        Base Annual Rent Schedule

EXHIBITS

           2.02     Payment Account Information
           2.04     Base Annual Rent Adjustment
           5.07     Environmental Reports
           12.02    Material Agreements
           12.03    Changes in Condition
           15.02    Form of Subordination and Non-Disturbance Agreement

                                LEASE AGREEMENT

          This Lease Agreement ("Lease") dated as of the ______ day of November, 1997 by and between CAPITAL AUTOMOTIVE L.P., a Delaware limited partnership ("Landlord"), having its principal office at [__________________] and [
], a ___________ [corporation], having its principal office at [________________] ("Tenant").

                                    RECITALS

          WHEREAS, Tenant or an Affiliate (as hereafter defined) has conveyed or will convey to Landlord certain parcels of real estate and improvements thereon upon which Tenant engages in motor vehicle retail and/or motor vehicle related businesses (the "Business"), which parcels of real estate and improvements thereon are described on Schedule A attached hereto and incorporated herein by reference (each hereinafter a "Leased Property" or collectively, the "Leased Properties"), and Landlord and Tenant desire to provide for the lease by Landlord to Tenant of the Leased Properties; and

          WHEREAS, Landlord and Tenant desire that each of the Leased Properties shall be the subject of this Lease and be used by Tenant in its operation of the Business; and

          WHEREAS, this Lease provides that additional real estate and improvements thereon may be made subject to the operation and effect of this Lease, upon execution by Landlord and Tenant of a Lease Supplement designating each such additional property as a Leased Property hereunder.

          NOW, THEREFORE, in consideration of the foregoing premises and of their respective agreements and undertakings herein, and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

                                   ARTICLE I
                   LEASE AGREEMENT, LEASED PROPERTY AND TERM

          1.01      Lease Agreement.  Landlord does hereby let and lease unto
                    ---------------
Tenant, and Tenant does hereby take and hire from Landlord, the Leased Properties, which shall respectively consist of:

          (a) The parcels of land described and located at the addresses listed in Schedule A hereto, as more particularly described therein, together with any additional parcels of real estate and improvements thereon subsequently designated as a Leased Property by the parties pursuant to a Lease Supplement as provided for herein, together with all rights, titles, appurtenant interests, covenants, licenses, privileges and benefits thereto belonging, and any easements, rights-of-way, rights of ingress or egress or other interests in, on, or to any land, highway, street, road or avenue, open or proposed, in, on, across, in front of, abutting or adjoining such real property including, without limitation, any strips and gores adjacent to or lying between such real estate and any adjacent real estate (the "Land");

          (b) All buildings, improvements, structures and Fixtures (as hereinafter defined) now located or to be located or to be constructed on the Land, including, without limitation, sidewalks, landscaping, parking lots and structures, roads, drainage and all above ground and underground utility structures and conduits (on-site or off-site), equipment systems and other so-called "infrastructure" improvements (the "Improvements");

          (c) All equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, located in, on or used in connection with, and permanently affixed to or incorporated into, the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and similar systems, all of which, to the greatest extent permitted by law, are hereby deemed to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively the "Fixtures"); and

          (d) All easements, rights and appurtenances relating to the Land and the Improvements.

          SUBJECT, HOWEVER, to the liens, encumbrances, restrictions, agreements, and other title matters listed or specifically referred to in Schedule B ("Permitted Exceptions").

          The Leased Properties shall however exclude all furniture, equipment, inventory and items of moveable personal property attached to the Land or Improvements that relate to the business being conducted on the Leased Property which items may readily be removed without material damage to the Land and Improvements whether or not such items might legally be considered to be "fixtures" (all of which are owned by Tenant and shall hereinafter be defined as the "Excluded Personal Property").

          1.02      Contingent Upon Acquisition of the Leased Property.  In the
                    --------------------------------------------------
event this Lease is executed prior to the conveyance by Tenant or an Affiliate of the Leased Property to Landlord, the parties acknowledge that the effectiveness of this Lease in respect of such Leased Property is contingent upon the closing of such conveyance (the "Commencement Date").

          1.03      Term.  The initial term of this Lease (the "Term") shall be
                    ----
for a fixed term of One Hundred and Twenty (120) months commencing on the Commencement Date. The initial term for any Leased Property designated in a Lease Supplement shall begin on the date of such Lease Supplement and expire at the end of the Term or then current Extension Term (as hereafter defined), as the case may be. Tenant shall have the right to extend this Lease for the Leased Properties as a group, at Tenant's option, for one One Hundred and Twenty (120) month renewal term from the expiration of the Term (the "First Extension Term"), provided that no Event of Default (as defined in Section 9.01 hereof) shall exist and be continuing. In addition, Tenant shall have the right to extend this Lease for the Leased Properties as a group at Tenant's option, for a second One Hundred and Twenty
(120) month renewal term from the expiration of the First Extension Term (the "Second Extension Term", each an "Extension Term", and collectively with the First Extension Term, the "Extension Terms") provided that no Event of Default (as defined in Section 9.01 hereof) shall exist and be continuing. Tenant shall exercise the First Extension Term by written notice to Landlord no later than twelve months prior to the end of the Term. Tenant shall exercise the Second Extension Term by written notice to Landlord no later than twelve (12) months prior to the end of the First Extension Term. Notwithstanding anything else to the contrary in this Agreement, the Rent during the Second Extension Term shall be the Fair Market Rent (as hereafter defined) for the Leased Property. Fair Market Rent shall be determined as soon as possible after receipt by Landlord of Tenant's notice of option exercise, on the basis of appraisals of independent appraisers selected in accordance with the provisions of Section 16.02(b). Tenant shall have the right, in its sole discretion, to rescind the exercise of Tenant's option to extend the Lease for the Second Extension Term during a period of five (5) business days after the determination of the Fair Market Rent. If Tenant shall fail to exercise the right to rescind within such five (5) day period, the election to extend shall be irrevocable and the Fair Market Rent so determined shall be the Base Annual Rent during the Second Extension Term notwithstanding any changes in the market rental rates, whether upward or downward, which may occur after such determination. However, notwithstanding anything else in this Agreement, Fair Market Rent shall become the Base Annual Rent (as defined hereafter) and shall be subject to Base Annual Rent Adjustments as set forth in Section 2.04.

          1.04      Holding Over.  Should Tenant, without the express consent of
                    ------------
Landlord, continue to hold and occupy any Leased Property after the expiration or earlier termination of the Term or any Extension Term, as the case may be, such holding over beyond the Term and the acceptance or collection of Rent (as defined hereinafter) by Landlord shall operate and be construed as creating a tenancy from month-to-month and not for any other term whatsoever. During any such holdover period Tenant shall pay to Landlord for each month (or portion thereof) Tenant remains in such Leased Property, in lieu of the Base Annual Rent (as defined hereafter) for such Leased Property, an amount equal to the sum of one-twelfth (1/12) of (i) one hundred seven percent (107%) of such Base Annual Rent (the "Holdover Rate"), and (ii) as applicable, one hundred percent (100%) of the Additional Rent (as defined hereinafter) for such Leased Property and Other Additional Rent (as defined hereinafter) for such Leased Property, each as in effect on the expiration date. Said month-to-month tenancy may be terminated by Landlord by giving Tenant thirty (30) days written notice, and at any time thereafter Landlord may re-enter and take possession of such Leased Property.

          1.05      Surrender.  Except as a result of (a) Tenant Improvements
                    ---------
and Capital Additions (as defined hereinafter); (b) normal and reasonable wear and tear (subject to the obligation of Tenant to maintain each Leased Property in good order and repair during the Term); and (c) casualty, taking or other damage and destruction not required to be repaired by Tenant, Tenant shall surrender and deliver up each Leased Property at the expiration or termination of the Term or the Extension Term therefor, as the case may be, broom clean, in good order and repair, free of the Excluded Personal Property and any additional items of Tenant's personal property (together with the Excluded Personal Property, the "Tenant's Personal Property"), all of which Tenant shall remove prior to such surrender and delivery, and in as good order and condition as of the Commencement Date.


                                   ARTICLE II
                                      RENT

          2.01      Base Rent.  Tenant shall pay Landlord annual base rent (the
                    ---------
"Base Annual Rent") as to the Leased Property for each year during the Term or the Extension Term (each such year a "Lease Year"), which Base Annual Rent shall be subject to upward adjustment pursuant to Section 2.04. In the first Lease Year, Base Annual Rent shall be in the amount set forth on Schedule A (the "Initial Base Annual Rent"), paid to Landlord in twelve equal monthly installments.

          2.02      Payment.  Tenant shall pay Landlord the Base Annual Rent as
                    -------
to the Leased Property for each Lease Year, without notice, demand, set-off or counterclaim in advance, in lawful money of the United States of America and payable in consecutive monthly installments commencing on the Commencement Date and thereafter on the first day of each month during the Term. Tenant will, to the extent that such method of payment is compatible with its business practices, make such payments by direct deposit of immediately available funds to the account set forth in Exhibit 2.02 (which Exhibit 2.02 may be modified by Landlord from time to time upon Notice (as hereafter defined) to Tenant).

          2.03      Security Deposit.  Prior to the Commencement Date, Tenant
                    ----------------
shall deliver to Landlord an amount equal to one-twelfth (1/12th) of the Base Annual Rent, which amount shall be held by Landlord as security (the "Security Deposit") for the performance of Tenant's payment and other obligations under this Lease. Upon an Event of Default and the continuance thereof, Landlord shall have the right, but not the obligation, to apply the Security Deposit as set forth in Section 9.08. Landlord shall return the Security Deposit, without interest, after expiration of this Lease, if Tenant has fully and faithfully carried out all of the terms, covenants and conditions hereof. In the event that Landlord eliminates its standard business policy of requiring security deposits from tenants, then Landlord shall refund the Security Deposit to Tenant within thirty (30) days of such policy change.

           2.04   Base Annual Rent Adjustment.
                  ---------------------------

               (a) The Base Annual Rent shall be adjusted during the Lease Term or the Extension Terms under the procedures set forth in Exhibit 2.04 (the "Base Annual Rent Adjustment").

               (b) As used in Exhibit 2.04, the "Index" shall mean the CPI-U published by the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for All Urban Consumers, U.S. City Average. If at any time during the Term or the Extension Term, as the case may be, the Index shall be discontinued, Landlord shall select a substitute index, being an existing official index published by the Bureau of Labor Statistics or its successor or another, similar governmental agency, which index is most nearly equivalent to the Index.

          2.05      Additional Rent.  As to each Leased Property, in addition to
                    ---------------
the Base Annual Rent, Tenant shall pay all other amounts, liabilities, obligations and Impositions (as hereinafter defined) which Tenant assumes or agrees to pay under this Lease and any fine, penalty, interest, charge and cost which may be added for nonpayment or late payment of such items (collectively, the "Additional Rent").

          2.06      Place(s) of Payment of Rent; Direct Payment of Additional
                    ---------------------------------------------------------
Rent.  The Base Annual Rent and Additional Rent are hereinafter referred to as
-----
"Rent." Landlord shall have all legal, equitable and contractual rights, powers and remedies provided in this Lease or by statute or otherwise in the case of nonpayment of the Rent for each Leased Property. Tenant shall make all payments of Rent at Landlord's address set forth in Section 17.01 or as Landlord may otherwise from time to time direct in writing, or, if Landlord shall direct Tenant, directly to a bank account specified by Landlord to Tenant in writing. At the direction of the Landlord, Tenant shall make payments of Additional Rent directly to the person or persons to whom such amount is owing at the time and times when such payments are due, and Tenant shall give to Landlord such evidence of such direct payments as Landlord shall reasonably request.

          2.07      Net Lease.  This Lease shall be deemed and construed to be
                    ----------
an "absolute net lease" or "triple net lease," (i.e. that Tenant shall pay all costs and expenses related to the ownership and operations of each Leased Property, thereby leaving all Rent as an absolutely net return to Landlord) and as to each Leased Property, Tenant shall pay all Rent, Impositions, and other charges and expenses in connection with such Leased Property throughout the Term and any Extension Term, without abatement, deduction or set-off.

          2.08      No Termination, Abatement, Etc.  Except as otherwise
                    -------------------------------
specifically provided herein, Tenant shall remain bound by this Lease in accordance with its terms. Except as otherwise specifically provided herein, Tenant shall not, without the prior written consent of

Landlord, modify, surrender or terminate this Lease as to any Leased Property, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent as to any Leased Property for any reason whatsoever. Except as specifically provided herein, the obligations of Landlord and Tenant shall not be affected by reason of: (a) the lawful or unlawful prohibition of, or restriction upon, Tenant's use of any Leased Property, or any part thereof, the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title; (b) any claim which Tenant has or might have against Landlord or by reason of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties; (c) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceeding affecting Landlord or any assignee or transferee of Landlord; (d) any damage to, or destruction of, any Leased Property or any portion thereof for whatever cause, or any taking of the Leased Property or any portion thereof; or (e) any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Tenant from any such obligations as a matter of law. Except as otherwise specifically provided herein, and to the maximum extent permitted by law, Tenant hereby specifically waives all rights, including but not limited to any rights under any statute relating to rights of tenants in the jurisdictions where the Leased Properties are located, which may now be conferred upon it by law, relating to: (a) the modification, surrender or termination of this Lease, or the quitting or surrender of any Leased Property or any portion thereof; (b) any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder; or (c) any rights of redemption. As to each Leased Property, the obligations of Landlord and Tenant hereunder shall be separate and the Rent and all other sums shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.


                                  ARTICLE III
                           IMPOSITIONS AND UTILITIES

          3.01      Payment of Impositions.  Subject to the adjustments set
                    ----------------------
forth herein, Tenant shall pay, in the manner set forth in Section 3.04, as Additional Rent, to the Landlord an amount equal to the amount necessary to pay all Impositions (as hereinafter defined) that may be levied or become a lien on any Leased Property or any part thereof at any time (whether prior to or during the Term), without regard to prior ownership of said Leased Property, before the same becomes delinquent. Tenant's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon any Leased Property or any part thereof. Tenant, at its expense, shall prepare and file all tax returns and reports in respect of any Imposition as may be required by governmental authorities, provided, however, that Tenant shall provide to Landlord copies of all filings of such tax returns or reports in respect of any real or personal property owned by Landlord. Tenant shall be entitled to any refund due in respect of such Impositions from any taxing authority if no Event of Default shall have occurred hereunder and be continuing. Any refunds in respect of such Impositions retained by Landlord due to an

Event of Default shall be applied as provided in Section 9.08. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to a Leased Property as may be necessary to prepare any required tax returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Landlord and Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file with respect to their respective owned personal property. Landlord, to the extent it possesses the same, and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing such returns or reports for any property so classified as personal property. To the extent that Landlord is legally required to file personal property tax returns, Tenant will be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Tenant to file a protest. Tenant may, upon notice to Landlord, at Tenant's option and at Tenant's sole cost and expense, protest, appeal, or institute such other proceedings as Tenant may deem appropriate to effect a reduction of real estate or personal property assessments and Landlord, at Tenant's expense as aforesaid, shall fully cooperate with Tenant in such protest, appeal, or other action. Tenant shall provide Landlord copies of all materials filed or presented in connection with any such proceeding. Tenant shall promptly reimburse Landlord for all taxes paid by Landlord, which were not paid with deposits received from Tenant, upon receipt of billings accompanied by copies of a bill therefor and payments thereof which identify the property with respect to which such payments are made. Impositions imposed with respect to the tax-fiscal period during which the Term commences and terminates as to each Leased Property shall be adjusted and prorated between Landlord and Tenant on a per diem basis, with Tenant being obligated to pay its pro rata share from and including the Commencement Date to and including the expiration or termination date of the Term or Extension Term, as the case may be, whether or not such Imposition is imposed before or after such commencement or termination, and Tenant's obligation to pay its prorated share thereof shall survive such termination. Tenant shall also pay to Landlord a sum equal to the amount which Landlord may be caused to pay of any privilege tax, sales tax, gross receipts tax, rent tax, occupancy tax or like tax (excluding any tax based on net income), hereinafter levied, assessed, or imposed by any federal, state, city, county or municipal or other local governmental authority, or any subdivision thereof, upon or measured by rent or other consideration required to be paid by Tenant under this Lease.

          3.02      Definition of Impositions.  "Impositions" means,
                    -------------------------
collectively: (a) taxes (including without limitation, all real estate and personal property ad valorem (whether assessed as part of the real estate or separately assessed as unsecured personal property), sales and use, business or occupation, single business, gross receipts, transaction, privilege, rent or similar taxes, but not including income or franchise or excise taxes payable with respect to Landlord's receipt of Rent); (b) assessments, whether in the nature of a special assessment or otherwise (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term or any Extension Term, as the case may be); (c) ground rents, water, sewer or other rents and charges, excises, tax levies, and fees (including, without limitation, license, permit, inspection, authorization and similar fees); (d) to the extent they may become a lien on a Leased

Property, all taxes imposed on Tenant's operations of such Leased Property including without limitation, employee withholding taxes, income taxes and intangible taxes; and (e) all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforseen, of every character in respect of each Leased Property or any part thereof, the Business conducted by Tenant thereon, and/or the Rent (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term or any Extension Term, as the case may be, hereof may be assessed or imposed on or in respect of or be a lien upon (i) Landlord or Landlord's interest in any Leased Property or any part thereof; (ii) any Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein; or (iii) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with any Leased Property or the leasing or use of any Leased Property or any part thereof. Tenant shall not, however, be required to pay: (x) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Landlord or (y) except as provided in Section 13.01, any tax imposed with respect to the sale, exchange or other disposition by Landlord of a Leased Property or the proceeds thereof; provided, however, that if any tax, assessment, tax levy or charge which Tenant is obligated to pay pursuant to the first sentence of this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (x) or (y) immediately above is levied, assessed or imposed expressly in lieu thereof Tenant shall then pay such tax, levy, or charge set forth in said clause (x) or (y).

          3.03      Utilities.  Tenant shall contract for, in its own name, and
                    ---------
will pay, as Additional Rent all taxes, assessments, charges/deposits, and bills for utilities, including without limitation charges for water, gas, oil, sanitary and storm sewer, electricity, telephone service, trash collection, and all other utilities which may be charged against the occupant of the Improvements during the Term. Tenant shall at all times maintain that amount of heat necessary to ensure against the freezing of water lines. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any liability or damages to the utility systems of each Leased Property that may result from Tenant's failure to maintain sufficient heat in the Improvements therefor.

          3.04      Escrow of Impositions. Unless waived by written notice from
                    ---------------------
Landlord to Tenant, Tenant shall thereafter deposit with Landlord on the first day of each month during the Term hereof and any Extension Term, as the case may be, a sum equal to one-twelfth (1/12th) of the Impositions assessed against such Leased Property which sums shall be used by Landlord toward payment of such Impositions. If, at the end of any applicable tax year, any such funds held by Landlord are insufficient to make full payment of taxes or other Impositions for which such funds are held, Tenant, on demand, shall pay to Landlord any additional funds necessary to pay and discharge in full the obligations of Tenant pursuant to the provisions of this Section. If, however, at the end of any applicable tax year, such funds held by Landlord are in excess of the total payment required to satisfy taxes or other Impositions for which such funds are held, Landlord shall apply such excess amounts to a tax and Imposition escrow fund for the next tax year. With respect to each Leased Property, if any such excess exists following the expiration or earlier termination of this Lease, and subject to Section 8.08 below, Landlord shall promptly refund such excess amounts to Tenant. The receipt by Landlord of the payment of such Impositions by and from Tenant shall only be as an accommodation to Tenant and the taxing authorities, and shall not be construed as rent or income to Landlord, Landlord serving, if at all, only as a conduit for delivery purposes.

          3.05      Discontinuance of Utilities.  Landlord will not be liable
                    ---------------------------
for damages to person or property or for injury to, or interruption of, business for any discontinuance of utilities at any Leased Property nor will such discontinuance in any way be construed as an eviction of Tenant from such Leased Property or cause an abatement of Rent as to such Leased Property or operate to release Tenant from any of Tenant's obligations as to such Leased Property under this Lease. Notwithstanding the forgoing, however, Landlord shall be liable for damages to person or property or for injury to, or interruption of business, for any discontinuance of utilities at any Leased Property, in the event and to the extent, such damages or injury are caused by the wilful misconduct of the Landlord.

          3.06      Liens.  Subject to Section 17.19 relating to contests,
                    -----
Tenant shall not directly or indirectly create or allow to remain, and will promptly discharge at its expense, any lien, encumbrance, attachment, title retention agreement or claim upon any Leased Property or any attachment, levy, claim or encumbrance in respect of any Rent provided under this Lease, not including, however: (a) this Lease; (b) utility easements and road rights-of-way in the customary form (i) provided the same do not adversely affect the intended use of the Leased Properties (including the Improvements) and do not create a material adverse effect on the value of the Leased Properties or (ii) which result solely from the action or inaction of Landlord; (c) zoning and building laws or ordinances, provided they do not prohibit the use of the Leased Properties for the Business and so long as the Leased Properties are in compliance with same; (d) such encumbrances as are subsequently consented to in writing by Landlord, but excluding liens in respect of Impositions required to be paid under Section 3.01; (e) liens for Impositions so long as (i) the same are not yet payable or are payable without the addition of any fine or penalty or (ii) such liens are being contested as permitted under Section 16.18; and (f) other encumbrances, easements, rights of way or liens (i) provided the same do not adversely affect the intended use of the Leased Properties (including the Improvements) and do not create a material adverse effect on the value of the Leased properties, or (ii) which result solely from the action or inaction of Landlord.


                                   ARTICLE IV
                                   INSURANCE

          4.01      Insurance.  Tenant shall, at Tenant's expense, keep the
                    ---------
Improvements, Fixtures, and other components of each Leased Property insured against the following risks:

               (a) Loss or damage by fire with extended coverage (including windstorm and subsidence), vandalism and malicious mischief, sprinkler leakage and all other physical loss perils commonly covered by "All Risk" insurance in an amount not less than one hundred percent (100%) of the then full replacement cost thereof (as hereinafter defined). Such policy shall include an agreed amount endorsement if available at a reasonable cost. Such policy shall also include endorsements for contingent liability for operation of building laws, demolition costs, and increased cost of construction.

               (b) Loss or damage by explosion of steam boilers, pressure vessels, or similar apparatus, now or hereafter installed on any Leased Property, in commercially reasonable amounts acceptable to Landlord.

               (c) Loss of rent under a rental value or Business interruption insurance policy covering risk of loss during the first twelve (12) months of reconstruction necessitated by the occurrence of any hazards described in Sections 4.01(a) or 4.01(b), above, and which causes an abatement of Rent as provided in Article X hereof, in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer, containing endorsements for extended period of indemnity and premium adjustment, and written with an agreed amount clause, if the insurance provided for in this clause (c) is available.

               (d) If the Land or any portion thereof related to a Leased Property is located in whole or in part within a designated flood plain area, loss or damage caused by flood in commercially reasonable amounts acceptable to Landlord.

               (e) Loss or damage commonly covered by blanket crime insurance including employee dishonesty, loss of money orders or paper currency, depositor's forgery, and loss of property accepted by Tenant for safekeeping, in commercially reasonable amounts acceptable to Landlord.

               (f) Workers' compensation insurance as required by statute in respect of any work or other operations on or about each Leased Property.

               (g) Comprehensive liability insurance as to each Leased Property in amounts equal to the greater of (i) One Million Dollars

                    ($1,000,000) for each occurrence and Two Million Dollars ($2,000,000) in the aggregate, or (ii) the limits of liability generally required under the franchise agreements or other agreements pursuant to which Tenant operates the Businesses conducted on or about each Leased Property.

               (h) Commercial comprehensive catastrophic liability insurance with limits of liability of not less than the greater of (i) Five Million ($5,000,000) and (ii) the limits of liability generally required under the franchise agreements or other agreements pursuant to which Tenant operates the Businesses conducted on or about each Leased Property.

               (i) upon Landlord's request, earthquake insurance in an amount not less than the full insurable value of each Leased Property.

               (j) During the period when any addition, alteration, construction, installation or demolition is being made or performed to any part of the Leased Property, contingent liability, public liability, completed value, builder's risk (non-reporting form) workers' compensation and other insurance as is deemed prudent by Landlord.

          4.02      Insurance Limits.  Deductible provisions for the insurance
                    ----------------
required under Section 4.01(a) shall not exceed Twenty-Five Thousand Dollars ($25,000) per location per occurrence and One Hundred Thousand Dollars ($100,000) aggregate per occurrence; under clause(d), Twenty-Five Thousand Dollars ($25,000) per occurrence, except that if federal flood insurance is available then such deductible shall not be greater than the lowest deductible available with respect to such federal flood insurance; under clause (g), Twenty-Five Thousand Dollars ($25,000) per occurrence; under clause (h), Twenty-Five Thousand Dollars ($25,000) per occurrence; and under clause (j), Twenty-Five Thousand Dollars ($25,000) per occurrence.

           4.03     Insurance Requirements.  The following provisions shall
                    -----------------------
apply to all insurance coverages required hereunder:

               (a) The carriers of all policies shall have a Best's Rating of "A-" or better and a Best's Financial Category of XII or larger and shall be authorized to do insurance business in the jurisdiction in which the Leased Property is located.

               (b) Tenant shall be the "named insured" and Landlord and any mortgagee of Landlord shall be an "additional named insured" on each policy.

               (c) Tenant shall deliver to Landlord certificates or policies showing the required coverages and endorsements. Each policy or certificate of insurance shall provide that such policy or certificate (i) may not be canceled, (ii) may not lapse for failure to renew, and (iii) no material change or reduction in coverage may be made, without at least thirty
                    (30) days' prior written notice to Landlord.

               (d) The policies shall contain a severability of interest and/or cross-liability endorsement, provide that the acts or omissions of Tenant will not invalidate Landlord's coverage, and provide that Landlord shall not be responsible for payment of premiums.

               (e) All loss adjustment shall require the written consent of Landlord and Tenant, as their interests may appear.

               (f) At least (30) thirty days prior to the expiration of each policy, Tenant shall deliver to Landlord a certificate showing renewal of such policy and payment of the annual premium therefor.

          Landlord shall have the right to review the insurance coverages required hereunder with Tenant from time to time, to obtain the input of third party professional insurance advisors (at Landlord's expense) with respect to such insurance coverages, and to consult with Tenant in Tenant's annual review and renewal of such insurance coverages. All insurance coverages hereunder shall be in such form, substance and amounts as are customary or standard in Tenant's industry, but at a minimum shall comply with the requirements set forth herein.

          4.04      Replacement Cost.  The term "full replacement cost" means
                    ----------------
the actual replacement cost of the Improvements from time to time including increased cost of construction, with no reductions or deductions. Tenant shall, not later than thirty (30) days after the anniversary of each policy of insurance, increase the amount of the replacement cost endorsement for the Improvements to the extent necessary to reflect increased costs of construction. If Tenant makes any Permitted Alterations (as hereinafter defined) to any Leased Property, Landlord may have such full replacement cost redetermined at any time after such Permitted Alterations are made, regardless of when the full replacement cost was last determined.

          4.05      Blanket Policy.  Tenant may carry the insurance required by
                    --------------
this Article under a blanket policy of insurance, provided that the coverage afforded Tenant will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the requirements of this Lease and the Landlord approves the form of the policy.

          4.06      No Separate Insurance.  Tenant shall not take out separate
                    ----------------------
insurance concurrent in form or contributing in the event of loss with that required in this Article, or increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including Landlord and any mortgagees, are included therein as additional named insureds or loss payees, the loss is payable under said insurance in the same manner as losses are payable under this Lease, and such additional insurance is not prohibited by the existing policies of insurance required pursuant to this Article. Tenant shall immediately notify Landlord of the taking out of such separate insurance or the increasing of any of the amounts of the existing insurance by securing an additional policy or additional policies. The term "mortgages" as used in this Lease includes, but is not limited to, Deeds of Trust and the term "mortgagees" includes, but is not limited to, trustees and beneficiaries under a Deed of Trust.

          4.07      Waiver of Subrogation.  Each party hereto hereby waives any
                    ---------------------
and every claim which arises or may arise in its favor and against the other party hereto during the Term or any Extension Term or renewal thereof, for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, any Leased Property, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss or damage is recoverable in full under such policies. Said mutual waiver shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Inasmuch as the said waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees immediately to give each insurance company which has issued to it policies of insurance, written notice of the terms of said mutual waivers, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers, so long as such endorsement is available at a reasonable cost.

          4.08      Mortgages.  The following provisions shall apply if Landlord
                    ---------
now or hereafter places a mortgage on any Leased Property or any part thereof:
(a) Tenant shall obtain a standard form of mortgage clause insuring the interest of the mortgagee; (b) Tenant shall deliver evidence of insurance to such mortgagee; (c) loss adjustment shall require the consent of the mortgagee but such consent shall not be unreasonably withheld and may not include any requirement that the funds be paid to mortgagee in lieu of reconstruction; and
(d) Tenant shall obtain such other coverages and provide such other information and documents as may be reasonably required by the mortgagee.

          4.09      Other Insurance Requirements.  Notwithstanding anything in
                    ----------------------------
this Lease to the contrary and not by way of limitation, in addition to the types and amounts of insurance required to be carried by Tenant herein, Tenant covenants to insure and continue in effect such types and amounts of insurance as the Tenant shall be required to carry pursuant to any contract, agreement, instrument, statute, law, rule or regulation relating to the use of the Leased Property and the operations of any Business or other activities thereon, including noncancellable written notice to mortgagee.

                                   ARTICLE V
                        INDEMNITY; SUBSTANCES OF CONCERN

          5.01      Tenant's Indemnification.  Subject to Section 4.07, Tenant
                    ------------------------
hereby agrees to indemnify and hold harmless Landlord, its agents, and employees from and against any and all demands, claims, causes of action, fines, penalties, damages (including punitive and consequential damages), losses, liabilities (including strict liability), judgments, costs and expenses (including, without limitation, attorneys' fees, court costs, and the costs set forth in Section 9.06) (the "Claims") incurred in connection with or arising from: (a) the use, condition, operation or occupancy of the Leased Properties;
(b) any activity, work, or thing done, or permitted or suffered by Tenant in, on or about the Leased Properties; (c) any acts, omissions, or negligence of Tenant or any person claiming under Tenant, or the contractors, agents, employees, invitees, or visitors of Tenant or any such person; (d) any breach, violation, or nonperformance by Tenant or any person claiming under Tenant or the employees, agents, contractors, invitees, or visitors of Tenant or of any such person, of any term, representation, warranty, covenant, or provision of this Lease or any law, ordinance, or governmental requirement of any kind; (e) any injury or damage to the person, property or Business of Tenant, its employees, agents, contractors, invitees, visitors, or any other person entering upon any Leased Property; (f) any accident, injury to or death of persons or loss or damage to any item of property occurring on or about any Leased Property; (g) any Environmental Law or any pollution or other threat to human health or the environment at, arising out of or relating to any Leased Property as set forth in Section 5.05, and (h) any brokers' or agents' fees and commissions. If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such demand, claim, or cause of action, Tenant, upon notice from Landlord, will defend the same at Tenant's expense with counsel reasonably satisfactory to Landlord. In the event Landlord reasonably determines that its interests and the interests of Tenant in any such action or proceeding are not substantially the same and that Tenant's counsel cannot adequately represent the interests of Landlord therein, Landlord shall have the right to hire separate counsel in any such action or proceeding and the reasonable costs thereof shall be paid for by Tenant. Tenant's indemnification obligations with respect to a Claim shall survive the expiration or earlier termination of this Lease until the later of (i) two (2) years from the date hereof, or (ii) the expiration of the period ninety (90) days after the date on which Landlord has actual knowledge of the existence of such Claim, provided, however, that Tenant's indemnification obligations shall survive the expiration or earlier termination of this Lease until ninety (90) days after the expiration of the applicable statute of limitations for Claims incurred in connection with, arising out of, or related to (i) Section 5.01(g) or (ii) the failure to pay, as provided for in this Agreement, any Imposition.

           5.02     Substances of Concern.
                    ---------------------

               (a)  For purposes of this Section 5:

                    (i) "Substances of Concern" means, without limitation, chemicals, pollutants, contaminants, wastes, toxic substances, radioactive materials or genetically modified organisms, which are, have been or become regulated by any federal, state or local government authority including, without limitation, (1) petroleum or any fraction thereof, (2) asbestos, (3) any substance or material defined as a "hazardous substance" pursuant to (S) 101 of the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. (S) 9601), or (4) any substance or material defined as a "hazardous chemical" pursuant to the federal Hazard Communication Standard (29 C.F.R. (S) 1910.1200).

                    (ii) "Environmental Laws" means all federal, state, local, and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, wetlands, land surface, subsurface strata, and indoor and outdoor workplace), including, without limitation, (1) laws and regulations relating to emissions, discharges, releases, or threatened releases of Substances of Concern, and (2) common law principles of tort liability.

               (b) Tenant shall not, either with or without negligence, injure, overload, deface, damage or otherwise harm any Leased Property or any part or component thereof; commit any nuisance; permit the emission of any Substances of Concern; allow the release or other escape of any biologically or chemically active substances or materials or other Substances of Concern so as to impregnate, impair or in any manner affect, even temporarily, any element or part of any Leased Property or neighboring property, or allow the storage or use of such substances or materials in any manner not sanctioned by law and by reasonable standards prevailing in the automobile retail and related industries for the storage and use of such substances or materials; nor shall Tenant permit the occurrence of objectionable noise or odors; or make, allow or suffer any waste whatsoever to any Leased Property. Landlord may inspect each Leased Property from time to time, and Tenant will cooperate with such inspections.

               (c) Notwithstanding the foregoing, Tenant anticipates using, storing and disposing of certain Substances of Concern in connection with operation of its Business. Such Substances of Concern include, but are not limited to, the following: motor oil, waste motor oil and filters, transmission fluid, antifreeze, refrigerants, waste paint and lacquer thinner, batteries, solvents, lubricants, degreasing agents, gasoline and diesel fuels. Tenant shall ascertain and comply fully with all applicable Environmental Laws and environmental standards and requirements set by federal, state or local laws, rules, regulations or governmental directives related to the Leased Properties or Tenant's use or occupancy of the Leased Property ("Environmental Standards"), including but not limited to any laws or standards (a) regulating the use, storage, generation or disposal of Substances of Concern, (b) regulating the monitoring or use of any underground or aboveground storage tanks at the Leased Properties, or (c) establishing any permitting, notification or reporting requirements. As promptly as practicable after the Commencement Date (but in no event later than 120 days thereafter), Tenant shall establish and implement a program of compliance with all applicable Environmental Laws and Environmental Standards ("Environmental Compliance Program"). Tenant shall update such Environmental Compliance Program every three
          (3) years during the Term. Tenant shall submit its Environmental Compliance Program and each update thereto to Landlord; provided, however, such submittal shall not relieve Tenant of its obligations pursuant to this Section 5. Tenant's Environmental Compliance Program shall include a program for monitoring Tenant's compliance with Environmental Laws and Environmental Standards and a plan for correcting immediately any incident of noncompliance. Tenant shall comply with its Environmental Compliance Program.

               (d) In the event of any noncompliance with any Environmental Laws or Environmental Standards or any spill, release or discharge of Substances of Concern in a reportable quantity under federal, state or local law, Tenant shall:

                    (i) give Landlord immediate notice of the incident by telephone or facsimile, providing as much detail as possible. Such notice shall be provided to Landlord's National Dealership Real Estate Manager or to such other person as Landlord shall designate in accordance with Section 16.01 below;

                    (ii) as soon as possible, but no later than seventy-two (72) hours, after discovery of an incident of noncompliance, submit a written report to Landlord, identifying the source or case of the noncompliance or spill, release or discharge (including the names and quantities of any Substances of Concern involved) and the method or action required to correct the problem; and

                    (iii) cooperate with Landlord or its designated agents or contractors with respect to the investigation and correction of such problem.

          Tenant shall also be solely responsible for providing any notice to any federal, state or local governmental authority required by applicable laws and regulations as a result of such incident.

          5.03      Audits.  Landlord shall have the right to conduct, at its
                    ------
expense, periodic audits of Tenant's compliance with the Environmental Compliance Program and management of Substances of Concern at the Leased Properties and/or periodic tests of air, soil, surface water or groundwater at or near the Leased Properties. Landlord shall not be obligated to provide Tenant with the results of any audit or tests unless such results are the basis for a claim by Landlord that Tenant has breached its obligations under this Lease or a demand by Landlord that Tenant modify its Environmental Compliance Program or operations or remediate or remove a spill, release or discharge of Substances of Concern in accordance with Section 5.06 below. Tenant agrees promptly to modify its Environmental Compliance Program or the conduct of its operations in accordance with Landlord's reasonable recommendations directed at improvement of Tenant's handling, use and disposal of Substances of Concern in, on or from any Leased Property. If, as a result of an environmental audit performed by Landlord with respect to any Leased Property, Landlord reasonably determines in its judgment that alterations or improvements of equipment or buildings located on the Leased Property are necessary, Tenant shall perform such alterations or improvements as are reasonable under the circumstances and
pay all costs and expenses relating thereto.   If Tenant shall fail to pay any
such costs or expenses, Tenant shall deposit with Landlord the full amount necessary to pay such costs in full within ten (10) days of Landlord's demand. Nothing contained herein shall be construed to obligate or require Landlord to perform any audits, tests, inquiry or investigation. Should Landlord elect or be required to disclose to Tenant the results of any audit or tests, Landlord shall not be liable in any way for the truth or accuracy of such information.

          5.04      Landlord's Option Re: Compliance.  If Tenant, after notice
                    --------------------------------
from Landlord, fails to comply with or perform any of its obligations pursuant to this Section 5, including, but not limited to, obligations to clean up spills, releases or discharges, Landlord may, but shall not be obligated to, perform such obligations and Tenant shall pay Landlord within ten (10) days of demand Landlord's costs therefor, including any overhead and administrative costs.

          5.05      Environmental Indemnification.  Tenant shall indemnify and
                    -----------------------------
hold harmless Landlord from and against all demands, claims, causes of action, fines, penalties, damages (including punitive and consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, attorneys' fees, court costs, and the costs set forth in Section 9.06) imposed upon or asserted against Tenant, Landlord or any Leased Property on account of any Environmental Law (irrespective of whether there has occurred any violation of any Environmental Law) relating to any Leased Property, including (a) response costs and costs of removal and remedial action incurred by the United States Government or any state or local governmental unit to any other person or entity, or damages from injury to or destruction or loss of natural resources, including the reasonable costs of assessing such injury, destruction or loss, incurred pursuant to any Environmental Law, (b) costs and expenses of abatement, investigation, removal, remediation, correction or cleanup, fines, damages, response costs or penalties which arise from the provisions of any Environmental Law, (c) liability for personal injury or property damage arising under any statutory or common-law tort theory, including damages assessed for the maintenance of a public or private nuisance or for carrying on of a dangerous activity, (d) liability by reason of a breach of an environmental representation or warranty by Tenant, and (e) failure of Tenant to complete in a timely manner alterations or improvements of equipment or buildings located on the Leased Property deemed necessary or advisable by Landlord pursuant to Section 5.03 in a manner acceptable to Landlord.

          5.06      Tenant's Cleanup Obligation.  If any spill, release or
                    ---------------------------
discharge of Substances of Concern occurs on, at or from the Leased Properties during the Term, Tenant shall promptly take all actions, at its sole expense, as are necessary to remove or remediate such spill, release or discharge and to return the Leased Property to the condition existing prior to the introduction of any such Substances of Concern to the Leased Property, provided that Landlord's approval of such action shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse effect on the Leased Property.

          5.07      Existing Environmental Conditions.  Tenant acknowledges that
                    ---------------------------------
it has had the opportunity to review the Environmental Reports attached hereto as Exhibit 5.07. Tenant hereby represents that it has reviewed and is aware of the matters disclosed in the Environmental Reports.

          As a material consideration for Landlord's willingness to enter into this Lease, Tenant, for itself and its Affiliates, and each of their shareholders, directors, officers, employees, agents, contractors, representatives, insurers, successors and assigns hereby waives and releases Landlord and its Affiliates and each of their shareholders, directors, officers, employees, representatives, agents, contractors, representatives, insurers, successors and assigns from any and all claims, demands, liabilities, costs, expenses, causes of action and rights of action whatsoever, past, present or future, known or unknown, suspected or unsuspected, which arise out of or relate in any way to the violation of Environmental Laws or the use, storage, treatment, disposal, presence, spill, release, or discharge of Substances of Concern at, on or from the Leased Properties before the Commencement Date (collectively, the "Released Claims").

          In the event that Landlord is ordered by a governmental agency, or determines that it is in its best interest, to remedy any violation of Environmental Laws or to remove or remediate any Substances of Concern present on, under or about the Leased Properties on the Commencement Date, or spilled, released or discharged on, at or from the Leased Properties before the Commencement Date, Tenant shall immediately upon notice from Landlord take all actions, at Tenant's sole expense, to promptly complete such removal or remediation.

          5.08      Survival of Tenant's Obligations.  Tenant's obligations
                    --------------------------------
under this Section 5 shall survive the expiration or earlier termination of this Lease. During any period of time employed by Tenant after the termination of this Lease to complete the removal from the Leased Property of any Substances of Concern, if the premises are not rentable for uses contemplated under this Lease, Tenant shall continue to pay the full amount of Rent due under this Lease, which Rent shall be prorated daily for the final month of such period of time.


                                   ARTICLE VI
                         USE AND ACCEPTANCE OF PREMISES

          6.01      Use of Leased Properties.  For so long as this Lease is in
                    ------------------------
effect (including following any sublease or assignment thereof), Tenant shall use and occupy each Leased Property exclusively for the purpose of conducting the Business or for any other legal purpose for which such Leased Property is being used as of the Commencement Date, and for no other purpose without the prior written consent of Landlord. Tenant shall obtain and maintain all approvals, licenses, and consents needed to use and operate the Leased Properties for such purposes. Tenant shall promptly deliver to Landlord complete copies of surveys, examinations, certification and licensure inspections, compliance certificates, and other similar reports issued to Tenant by any governmental agency.

          6.02      Acceptance of Leased Properties.  Except as otherwise
                    -------------------------------
specifically provided in this Lease, Tenant acknowledges (i) Tenant and its agents have had an opportunity to inspect each Leased Property; (ii) Tenant has found each Leased Property fit for Tenant's use; (iii) delivery of each Leased Property to Tenant is in an "as-is" condition; (iv) Landlord is not obligated to make any improvements or repairs to any Leased Property; and (v) the roof, walls, foundation, heating, ventilating, air conditioning, telephone, sewer, electrical, mechanical, utility, plumbing, and other portions of each Leased Property are in good working order. Tenant waives any claim or action against Landlord with respect to the condition of any Leased Property. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTIES OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION OR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO QUALITY OR THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT.

          6.03      Conditions of Use and Occupancy.  Tenant agrees that during
                    -------------------------------
the Term it shall use and keep each Leased Property in a careful, safe and proper manner; not commit or suffer waste thereon; not use or occupy any Leased Property for any unlawful purposes; not use or occupy any Leased Property or permit the same to be used or occupied, for any purpose or business deemed extra hazardous on account of fire or otherwise; keep each Leased Property in such repair and condition as may be required by the local board of health, or other city, state or federal authorities, free of all cost to Landlord; not permit any acts to be done which will cause the cancellation, invalidation, or suspension of any insurance policy; and permit Landlord and its agents to enter upon each Leased Property at all reasonable times after notice to Tenant to examine the condition thereof. In addition, at any time and from time to time upon not less than fifteen (15) days prior written notice, Tenant shall permit Landlord and any mortgagee or lender and their authorized representatives, to inspect the Leased Properties during normal Business hours, provided that such inspections shall not unreasonably interfere with Business of Tenant.

          6.04      Financial Statements and Other Information.  Tenant shall
                    ------------------------------------------
provide Landlord and any mortgagee or lender regularly (or more often as may be reasonably requested by Landlord in writing), the following financial information: (a) as to each Leased Property within thirty (30) days after each fiscal quarter during the Term or any Extension Term, as the case may be, (except the fourth quarter), Tenant-prepared financial statements prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied; and (b) as to each Leased Property and itself, Tenant shall use its best efforts to provide Landlord within ninety (90) days after the end of each fiscal year of Tenant during the Term or any Extension Term, as the case may be, and in no event later than one hundred and twenty (120) days after the end of each fiscal year of Tenant during the Term or any Extension Term, as the case may be, financial statements, audited, reviewed or compiled by a certified public accountant (the "Annual Financial Statements"). Tenant shall also deliver to Landlord such additional financial information as Landlord may reasonably request, provided the same is of a type normally maintained by Tenant or can be obtained without undue cost or burden on Tenant's personnel and does not constitute information which Tenant reasonably determines to be proprietary or confidential. Additionally, upon Landlord's request, Tenant shall provide Landlord with copies of Tenant's annual capital expenditure budgets for each Leased Property and any reports generated by Tenant regarding maintenance and repairs of each Leased Property.



                                  ARTICLE VII
              REPAIRS, COMPLIANCE WITH LAWS, AND MECHANICS' LIENS

          7.01      Maintenance.  Tenant shall maintain each Leased Property in
                    -----------
good order, repair and appearance, and repair each Leased Property, including without limitation, all interior and exterior, structural and nonstructural repairs and replacements to the roof, foundations, exterior walls, building systems, HVAC systems, parking areas, sidewalks, water, sewer and gas connections, pipes, and mains. Tenant shall pay as Additional Rent the full cost of such maintenance, repairs, and replacements. Tenant shall maintain all drives, sidewalks, parking areas, and lawns on or about each Leased Property in a clean and orderly condition, free of accumulations of dirt, rubbish, snow and ice. Tenant shall permit Landlord to inspect each Leased Property at all reasonable times, and shall implement all reasonable suggestions of Landlord as to the maintenance and repair of each Leased Property.

          7.02      Compliance with Laws.  Tenant shall comply with all laws,
                    --------------------
ordinances, orders, rules, regulations, and other governmental requirements relating to the use, condition, or occupancy of each Leased Property, whether now or hereafter enacted and in force including without limitation: (a) licensure requirements for operation of the Business; (b) requirements of any board of casualty insurance underwriters or insurance service office for any other similar body having jurisdiction over any Leased Property; (c) all zoning and building codes; and (d) Environmental Laws. At Landlord's request, from time to time, Tenant shall deliver to Landlord copies of certificates or permits evidencing compliance with such laws, including without limitation, copies of any applicable licenses, certificates of occupancy and building permits. Tenant shall provide Landlord with copies of any notice from any governmental authority alleging any non-compliance by Tenant or any Leased Property with any of the foregoing requirements and such evidence as Landlord may reasonably require of Tenant's remediation thereof. Tenant hereby agrees to defend, indemnify and hold Landlord, its agents, and employees from and against any and all demands, claims, causes of action, fines, penalties, damages (including punitive and consequential damages), losses, liabilities (including strict liability), judgments, costs and expenses (including, without limitation, attorneys' fees, court costs, and the costs set forth in Section 9.06) resulting from any failure by Tenant to comply with any laws, ordinances, rules, regulations, and other governmental requirements.

          7.03      Required Alterations.  Tenant shall, at Tenant's sole cost
                    --------------------
and expense, make any additions, changes, improvements or alterations to each Leased Property, including structural alterations, which may be required by any governmental authorities, including those required to continue to satisfy any licensure requirements related to the operation of the Business, whether such changes are required by Tenant's use, changes in the law, ordinances, or governmental regulations, defects existing as of the date of this Lease, or any other cause whatsoever. Tenant shall provide thirty (30) days prior written notice to Landlord of any changes to a Leased Property pursuant to this Section
7.03 which involve changes to the structural integrity thereof or materially affect the operational capabilities thereof. All such additions, changes, improvements or alterations shall be deemed to be a Tenant Improvement and shall comply with all laws relating to such alterations and with the provisions of
Section 8.01.

          7.04      Mechanics' Liens.  Tenant shall have no authority to permit
                    ----------------
or create a lien against Landlord's interest in any Leased Property, and Tenant shall post notices or file such documents as may be required to protect Landlord's interest in each Leased Property against liens. Tenant hereby agrees to defend, indemnify, and hold Landlord harmless from and against any mechanics' liens against any Leased Property by reason of work, labor services or materials supplied or claimed to have been supplied on or to such Leased Property. Tenant shall immediately remove, bond-off, or otherwise obtain the release of any mechanics' lien filed against any Leased Property. Tenant shall pay all expenses in connection therewith, including without limitation, damages, interest, court costs and reasonable attorneys' fees.

          7.05      Replacements of Fixtures.  Tenant shall not remove Fixtures
                    -------------------------
from any Leased Property except to replace such Fixtures with other items used for similar or analogous purposes, which replacement items are of equal or greater quality and value. Items being replaced by Tenant may be removed and shall become the property of Tenant and items replacing the same shall be and remain the property of Landlord. Tenant shall execute, upon written request from Landlord, any and all documents necessary to evidence Landlord's ownership of the Fixtures and replacements therefor. Tenant may not finance replacements by security agreement or equipment lease unless: (a) Landlord has consented to the terms and conditions of the equipment lease or security agreement; (b) the equipment lessor or lender has entered into a non-disturbance agreement with Landlord upon terms and conditions acceptable to Landlord, including without limitation (i) Landlord shall have the right (but not the obligation) to assume such security agreement or equipment lease upon the occurrence of an Event of Default by Tenant hereunder; (ii) the equipment lessor or lender shall promptly notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and
(iii) Landlord shall have the right to assign its rights under the equipment lease, security agreement, or non-disturbance agreement; (c) the equipment lessor or lender shall subordinate its security interest to the security interest of any of Landlord's lessors, mortgagors or lenders, whether now created or hereafter existing, and (d) Tenant shall, within ten (10) days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement, and non-disturbance agreement, including without limitation, reasonable attorneys' fees and costs.

          7.06      Encroachments; Restrictions.  If any of the Improvements
                    ---------------------------
shall, at any time, encroach upon any property, street or right-of-way adjacent to a Leased Property, or shall violate the agreements or conditions contained in any restrictive covenant or other agreement affecting a Leased Property, other than one which is created or consented to by Landlord without Tenant's consent, or shall impair the rights of others under an easement or right-of-way to which a Leased Property is subject, other than one which is created or consented to by Landlord without Tenant's consent, then promptly upon the request of Landlord or at the request of any person affected by any such encroachment, violation or impairment, Tenant shall, at its expense, subject to its right to contest the existence of any encroachment, violation or impairment and in such case, in the event of an adverse final determination, either (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Landlord or Tenant or (b) make such changes in the Improvements and take such other actions as shall be necessary to remove such encroachment and to end such violation or impairment, including, if necessary, the alteration of improvements. Any such alteration shall be made in conformity with the requirements of Article VIII.


                                  ARTICLE VIII
                   ALTERATIONS AND SIGNS; TENANT'S PROPERTY;
                   CAPITAL ADDITIONS TO THE LEASED PROPERTIES

          8.01      Tenant's Right to Construct.  As to each Leased Property,
                    ---------------------------
during the Term of this Lease or any Extension Term, as the case may be, so long as no Event of Default shall have occurred and be continuing as to such Leased Property, Tenant may make Capital Additions (as defined herein), or other alterations, additions, changes and/or improvements to such Leased Property as deemed necessary or useful to operate such Leased Property for Tenant's Business (individually, a "Tenant Improvement," or collectively, the "Tenant Improvements"). "Capital Additions" shall mean the construction of one or more new buildings or one or more additional structures annexed to any portion of any of the Improvements on a Leased Property, which are constructed on any parcel or portion of the Land comprising a Leased Property, including the construction of a new floor, or the repair, replacement, restoration, remodeling or rebuilding of the Improvements or any portion thereof on a Leased Property which are not normal, ordinary or recurring to maintain such Leased Property. Except as otherwise agreed to by Landlord herein or otherwise in writing, any such Tenant Improvement or Capital Addition shall be made at Tenant's sole expense and shall become the property of Landlord upon termination of this Lease. Unless made on an emergency basis to prevent injury to person or property, as to each Leased Property, Tenant must obtain Landlord's prior written approval, such approval not to be unreasonably withheld or delayed, for any Capital Addition or for any Tenant Improvement which is not a Capital Addition and which has a cost of more than One Hundred Thousand Dollars ($100,000) or a cost which, when aggregated with the costs of all such Tenant Improvements on such Leased Property in a given Lease Year, would cause the total costs of all such Tenant Improvements on such Leased Property to exceed Two Hundred Fifty Thousand Dollars ($250,000). Additionally, in connection with any Tenant Improvement, including any Capital Addition, Tenant shall provide Landlord with copies of any plans and specification therefor, Tenant's budget relating thereto, any required governmental permits or approvals, any construction contracts or agreements relating thereto, and any other information relating to such Tenant Improvement as Landlord shall reasonably request.

          8.02      Scope of Right.  Subject to Section 8.01 herein and Section
                    --------------
7.03 concerning required alterations, at Tenant's cost and expense, Tenant shall have the right to:

               (a) seek any governmental approvals, including building permits, licenses, conditional use permits and any certificates of need that Tenant requires to construct any Tenant Improvement;

               (b) erect upon each Leased Property such Tenant Improvements as Tenant deems desirable;

               (c) make additions, alterations, changes and improvements in any Tenant Improvement so erected; and

               (d) engage in any other lawful activities that Tenant determines are necessary or desirable for the development of each Leased Property in accordance with the Tenant's Business;

provided, however, Tenant shall not make any Tenant Improvement which would, in Landlord's reasonable judgment, impair the value of the Leased Property or the Tenant's Business without Landlord's prior written consent and provided, further that Tenant shall not be permitted to create a mortgage, lien or any other encumbrance on any Leased Property without Landlord's prior written consent.

          8.03      Cooperation of Landlord.  Landlord shall cooperate with
                    -----------------------
Tenant and take such actions, including the execution and delivery to Tenant of any applications or other documents, reasonably requested by Tenant in order to obtain any governmental permits, licenses or approvals sought by Tenant to construct any Tenant Improvement within fifteen (15) business days following the later of: (a) the date Landlord receives Tenant's request or (b) the date of delivery of any such application or document to Landlord; provided, the taking of such action by Landlord, including the execution of said applications or documents, shall be without cost to Landlord (or if there is a cost to Landlord, such cost shall be reimbursed by Tenant), shall not cause Landlord to be in violation of any law, ordinance or regulation, and shall not be deemed a waiver by Landlord of any of its rights or of any of Tenant's obligations, including but not limited to indemnification.

           8.04     Commencement of Construction.  Tenant agrees that:
                    ----------------------------

               (a) Tenant shall diligently seek all governmental approvals relating to the construction of any Tenant Improvement;

               (b) Once Tenant begins the construction of any Tenant Improvement, Tenant shall diligently oversee any such construction to completion in accordance with applicable insurance requirements and the laws, rules and regulations of all governmental bodies or agencies having jurisdiction over the subject Leased Property;

               (c) Landlord shall have the right at any time and from time to time to post and maintain upon each Leased Property such notices as may be necessary to protect Landlord's interest from mechanics' liens, materialmen's liens or liens of a similar nature;

               (d) Tenant shall not suffer or permit any mechanics' liens or any other claims or demands arising from the work of construction of any Tenant Improvement to be enforced against any Leased Property or any part thereof, and Tenant agrees to hold Landlord, its agents and employees and said Leased Property free and harmless from all demands, claims, causes of action, fines, penalties, damages (including punitive and consequential damages), losses, liabilities (including strict liability), judgments, costs and expenses (including, without limitation, attorneys' fees, court costs, and the costs set forth in Section 9.06) incurred in connection with or arising therefrom;

               (e) All work shall be performed in a satisfactory and workmanlike manner consistent with standards in the industry; and

               (f) Subject to Section 8.08 in the case of Capital Additions, Tenant shall not secure any construction or other financing for the Tenant Improvements which is secured by a portion of any Leased Property without Landlord's prior written consent, and any such financing (i) shall not exceed the cost of the Tenant Improvements, (ii) shall be subordinate to any mortgage or encumbrance now existing or hereinafter created with respect to such Leased Property, and (iii) shall be limited solely to Tenant's interest in the subject Leased Property.

          8.05      Rights in Tenant Improvements.  Notwithstanding anything to
                    ------------------------------
the contrary in this Lease, all Tenant Improvements existing on the Leased Property or constructed upon each Leased Property pursuant to Section 8.01, any and all subsequent additions thereto and alterations and replacements thereof shall be the sole and absolute property of Tenant during the Term and any Extension Term, as the case may be, of this Lease (in respect of such Leased Property). Upon the expiration or early termination of this Lease in respect of a Leased Property, all such Tenant Improvements located thereon shall become the property of Landlord. Without limiting the generality of the foregoing, prior to the expiration or early termination of this Lease in respect of a Leased Property, Tenant shall be entitled to all federal and state income tax benefits associated with all Tenant Improvements located on such Leased Property.

          8.06      Personal Property.  Tenant shall install, place, and use on
                    -----------------
each Leased Property such fixtures, furniture, equipment, inventory and other personal property in addition to the Fixtures as may be required or as Tenant may, from time to time, deem necessary or useful to operate such Leased Property in the operation of the Business.

          8.07      Requirements for the Tenant's Personal Property.  Tenant
                    -----------------------------------------------
shall comply with all of the following requirements in connection with the Tenant's Personal Property:

               (a)  RESERVED.

               (b) The Tenant's Personal Property shall be installed in a good and workmanlike manner, in compliance with all governmental laws, ordinances, rules, and regulations and all insurance requirements, and be installed free and clear of any mechanics' liens.

               (c) Tenant shall, at Tenant's sole cost and expense, maintain, repair, and replace the Tenant's Personal Property.

               (d) Tenant shall, at Tenant's sole cost and expense, keep the Tenant's Personal Property insured against loss or damage by fire, vandalism and malicious mischief, sprinkler leakage, and other physical loss perils commonly covered by fire and extended coverage, boiler and machinery, and difference in conditions insurance (which insurance shall meet the requirements of Section 4.03 hereof) in an amount not less than the full replacement cost thereof or such other amount as appears on a schedule submitted by Tenant to Landlord, which schedule shall be subject to Landlord's approval, and Tenant shall use the proceeds from any such policy for the repair and replacement of such items of Tenant's Personal Property; provided, however, that if Landlord fails to object to the schedule so submitted by Tenant within five
                    (5) business days of Landlord's receipt of such schedule, Landlord's approval of such schedule shall be deemed given.

               (e) Tenant shall pay all Impositions and other taxes applicable to Tenant's Personal Property.

               (f) If Tenant's Personal Property is damaged or destroyed by fire or otherwise, Tenant shall promptly repair or replace Tenant's Personal Property unless Tenant is entitled to and elects to terminate the Lease pursuant to Section 10.05.

               (g) As to each Leased Property, unless an Event of Default (or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default) has occurred and remains uncured beyond any applicable grace period, Tenant may remove Tenant's Personal Property from such Leased Property from time to time provided that: (i) the items removed are not required or necessary to operate the Business on such Leased Property (unless such items are being replaced by Tenant) and (ii) Tenant promptly repairs any damage to such Leased Property resulting from the removal of Tenant's Personal Property.

               (h) As to each Leased Property, Tenant shall remove all of Tenant's Personal Property upon the termination or expiration of the Lease and shall promptly repair any damage to such Leased Property resulting from the removal thereof to the reasonable satisfaction of Landlord; provided, however, if Tenant fails to remove Tenant's Personal Property from such Leased Property within thirty (30) days after the termination or expiration of this Lease with respect thereto, then Tenant shall be deemed to have abandoned such items of Tenant's Personal Property, all of which shall become the property of Landlord, and Landlord may remove, store and dispose of such property and Tenant shall have no claim or right against Landlord for such property or the value thereof regardless of the disposition thereof by Landlord. Tenant shall pay Landlord, upon demand, all expenses incurred by Landlord in removing, storing, and disposing of such items of Tenant's Personal Property and repairing any damage caused by such removal. Tenant's obligations hereunder shall survive the termination or expiration of this Lease as to such Leased Property.

               (i) Tenant shall perform its obligations under any equipment lease or security agreement for Tenant's Personal Property.

          8.08      Financings of Capital Additions to a Leased Property.
                    -----------------------------------------------------
Landlord may, but shall be under no obligation to, provide or arrange construction, permanent or other financing for any Capital Addition proposed to be made to a Leased Property by Tenant. Any financing so provided by Landlord shall be made in accordance with, and subject to, a written Addendum to this Lease.


                                   ARTICLE IX
                             DEFAULTS AND REMEDIES

          9.01      Events of Default.  The occurrence of any one or more of the
                    -----------------
following shall be an event of default ("Event of Default") hereunder:

               (a) Tenant fails to pay in full any installment of Rent, or any other monetary obligation payable by Tenant to Landlord hereunder, within ten (10) days after the due date thereof and after written notice thereof and an opportunity to cure within a ten (10) day period after such notice is given to Tenant by Landlord. In the event of Tenant's failure to make timely payment of such obligations two (2) times during any twelve (12) month period, each subsequent such failure within the twelve (12) months immediately following such second failure shall immediately constitute an Event of Default, and Landlord shall not be required to provide notice thereof, nor shall Tenant have any further opportunity to cure such failure;

               (b) Tenant fails to observe and perform any covenant (other than the covenant in respect of insurance set forth in Article
                    IV), condition or agreement hereunder to be performed by Tenant (except those described in Section 9.01(a) of this Lease) and such failure continues for a period of twenty
                    (20) days after written notice thereof is given to Tenant by Landlord; or if, by reason of the nature of such default, the same cannot with due diligence be remedied within said twenty (20) days, such failure will not be deemed to continue if Tenant proceeds promptly and with due diligence to remedy the failure and diligently completes the remedy thereof; provided, however, said cure period will not extend beyond forty (40) days if the facts or circumstances giving rise to the default are creating a further harm to Landlord or the subject Leased Property and Landlord makes a good faith determination that Tenant is not undertaking remedial steps that Landlord would cause to be taken if this Lease were then to terminate;

               (c) If Tenant: (i) admits in writing its inability to pay its debts generally as they become due; (ii) files a petition in bankruptcy or a petition to take advantage of any insolvency act; (iii) makes an assignment for the benefit of its creditors; (iv) is unable to pay its debts as they mature;
                    (v) consents to the appointment of a receiver of itself or of the whole or any substantial part of its property; or
                    (vi) files a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

               (d) If Tenant, on insolvency proceedings or on a petition in bankruptcy filed against it, is adjudicated as bankrupt or a court of competent jurisdiction enters an order or decree appointing, without the consent of Tenant, a receiver of Tenant of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Tenant under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree is not vacated, dismissed or set aside within sixty (60) days from the date of the entry thereof;

               (e) If the estate or interest of Tenant in a Leased Property or any part thereof is levied upon or attached in any proceeding and the same is not vacated or discharged within fifteen (15) days after commencement thereof (unless Tenant is contesting such lien or attachment in accordance with this Lease) or if such estate or interest of Tenant is assigned, conveyed or involuntarily transferred in violation of this Lease;

               (f) Any representation, warranty or covenant made by Tenant on behalf of itself or an Affiliate in this Lease or in any certificate, demand or request made pursuant hereto proves to be incorrect, in any material respect, as of the date of issuance or making thereof;

               (g) Conviction of Tenant or an Affiliate of a crime or offense constituting a felony in the jurisdiction in which committed or under federal law which conviction results in the termination of the franchise.

               (h) Termination or relinquishment of the franchise or license pursuant to which Tenant or an Affiliate conducts business on or from any Leased Property, provided that such event shall not constitute an Event of Default if (i) no other Event of Default enumerated in this Section 9.01 shall occur and be continuing, and (ii) at a date no later than twenty-four (24) months following such date of termination or relinquishment, Tenant or an Affiliate has entered into written new or amended franchises or licenses for operation of motor vehicle retail or motor vehicle related businesses at such Leased Property satisfactory to Landlord in its discretion applying commercially reasonable standards;

               (i) Default under any franchise or license pursuant to which Tenant or an Affiliate conducts business at a Leased Property, if in the Landlord's judgment such default in light of commercially reasonable standards and industry practice would have a material adverse effect (as hereafter defined) on the Leased Property;

               (j) A final, non-appealable judgment or judgments for the payment of money not fully covered (excluding deductibles) by insurance is rendered against Tenant and the same remains undischarged, unvacated, unbonded, unappealed or unstayed for a period of thirty (30) consecutive days;

               (k) Tenant shall fail to observe the covenant in respect to insurance under Article IV provided Landlord shall have provided notice of such failure to Tenant and Tenant shall have failed to cure such failure within three (3) business days of such notice; or

               (l) Except after the effective date of a permitted assignment meeting the requirements of Article XIII, if Tenant is liquidated or dissolved, or begins proceedings toward liquidation or dissolution, or in any manner permits the sale or divestiture of substantially all of its assets.

          9.02      Remedies.  To the extent an Event of Default is applicable
                    --------
only to a specific Leased Property or specific Leased Properties (in accordance with Section 9.01 above), the remedies set forth herein shall be exercisable solely with respect to such Leased Property or Leased Properties, and shall not be exercisable with respect to any other Leased Property. To the extent an Event of Default constitutes an Event of Default as to all of the Leased Properties (in accordance with Section 9.01 above), the remedies set forth herein shall be exercisable with respect to all of the Leased Properties. Subject to the foregoing provisions, Landlord may exercise any one or more of the following remedies upon the occurrence of an Event of Default:

               (a) Landlord may terminate this Lease, exclude Tenant from possession of the subject Leased Property and use reasonable efforts to lease the subject Leased Property to others. If this Lease is terminated pursuant to the provisions of this subparagraph (a) with respect to one or more, but less than all, of the Leased Properties identified on Schedule A hereto, Tenant will remain liable to Landlord for the Rent for all of the Leased Properties identified on Schedule A and other sums then due and for the balance of the Term as if the Lease had not been terminated with respect to the subject Leased Property, less the net proceeds, if any, of any re-letting of the subject Leased Property by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such re-letting, including without limitation, the expenses set forth in
                    Section 9.02(b)(ii) below. Notwithstanding the termination of this Lease with respect to a subject Leased Property, Tenant shall pay to Landlord all amounts due as Rent, and such other amounts then due, under this Lease on the days that such Rent and such other amounts become due and payable as required by this Lease.

               (b) Without demand or notice, Landlord may re-enter and take possession of the subject Leased Property or any part thereof; and repossess such Leased Property as of Landlord's former estate; and expel Tenant and those claiming through or under Tenant from such Leased Property; and, remove the effects of both or either, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of Rent or preceding breach of covenants or conditions. If Landlord elects to re-enter, as provided in this paragraph (b) or if Landlord takes possession of such Leased Property pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may, from time to time, without terminating any portion of this Lease, re-let such Leased Property or any part of such Leased Property, either alone or in conjunction with other portions of the Improvements of which such Leased Property are a part, in Landlord's name but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease) and on such terms and conditions (which may include concessions of free rent, and the alteration and repair of such Leased Property) as Landlord, in its uncontrolled discretion, may determine. Landlord may collect and receive the Rents for such Leased Property. Landlord will not be responsible or liable for any failure to re-let such Leased Property, or any part of such Leased Property, or for any failure to collect any Rent due upon such re-letting. No such re-entry or taking possession of such Leased Property by Landlord will be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord under this Lease or under a forcible entry and detainer statute or similar law will constitute an election by Landlord to terminate this Lease unless such notice specifically says so. Landlord reserves the right following any such re-entry or re-letting, or both, to exercise its right to terminate this Lease by giving Tenant such written notice, and, in that event such Lease will terminate as specified in such notice.

               (c) If Landlord elects to take possession of a Leased Property according to subparagraph (b) of this Section 9.02 without terminating this Lease, Tenant will pay Landlord (A) the Rent and other sums which would be payable under this Lease with respect to such Leased Property if such repossession had not occurred, less (B) the net proceeds, if any, of any re-letting of such Leased Property after deducting all of Landlord's expenses incurred in connection with such re-letting, including without limitation, all repossession costs, brokerage commissions, legal expense, attorneys' fees, expense of employees, alteration, remodeling, repair costs, and expense of preparation for such re-letting. If, in connection with any re-letting, any resulting lease term for the subject Leased Property extends beyond the existing Term or Extension Term, as the case may be, or such Leased Property covered by such re-letting includes areas which are not part of such Leased Property, a fair apportionment of the Rent received from such re-letting and the expenses incurred in connection with such re-letting will be made in determining the net proceeds received from such re-letting. In addition, in determining the net proceeds from such re-letting, any rent concessions will be apportioned over the term of the new lease. Tenant will pay such amounts to Landlord monthly on the days on which the Rent and all other amounts owing under this Lease would have been payable if possession had not been retaken, and Landlord will be entitled to receive the rent and other amounts from Tenant on each such day. Notwithstanding anything herein to the contrary, Landlord, at its option, may collect and apply any Rent received from such re-letting in accordance herewith and in such case shall remit any balance thereof to Tenant. Landlord shall incur no liability or obligation to Tenant arising out of the collection or application of Rent by Landlord hereunder.

               (d) Landlord may re-enter the applicable Leased Property and have, repossess and enjoy such Leased Property as if this Lease had not been made, and in such event, Tenant and its successors and assigns shall remain liable for any contingent or unliquidated obligations or sums owing at the time of such repossession.

               (e) Landlord may take whatever action at law or in equity as may appear necessary or desirable to collect the Rent and other amounts payable hereunder with respect to the subject Leased Property then due and thereafter to become due, or to enforce performance and observance of any obligations, agreements or covenants of Tenant under this Lease.

          9.03      Right of Set-Off.  Landlord may, and is hereby authorized by
                    -----------------
Tenant, at any time and from time to time, after advance notice to Tenant, to set-off and apply any and all sums held by Landlord in respect of a Leased Property, including all sums held in any escrow for Impositions, any indebtedness of Landlord to Tenant, and any claims by Tenant against Landlord, against any obligations of Tenant under this Lease in respect of such Leased Property and against any claims by Landlord against Tenant, whether or not Landlord has exercised any other remedies hereunder. Landlord shall set-off and apply such sums first, to delinquent real estate taxes, unless such taxes are being protested in good faith and no lien has attached to any Leased Property with respect thereto, second, to currently due and owing real estate taxes, and next, to other Tenant's obligations in the order which Landlord may determine. The rights of Landlord under this Section are in addition to any other rights and remedies Landlord may have against Tenant.

          9.04      Performance of Tenant's Covenants.  Landlord may, without
                    ---------------------------------
waiving or releasing any obligation of Tenant, and without waiving or releasing any obligation or default, perform any obligation of Tenant which Tenant has failed to perform within five (5) business days after Landlord has sent a written notice to Tenant informing it of its specific failure (provided no such notice shall be required if Landlord has previously notified Tenant of such failure under the provisions of Section 9.01). In the event Landlord deems, in its discretion, that Tenant's failure to perform such obligation has given rise to an emergency situation, Landlord may perform such obligation without waiving or releasing any obligation of Tenant, and without waiving or releasing any obligation or default; provided, however, that Landlord shall notify Tenant of such performance as soon as it is reasonably practicable to do so. Tenant shall reimburse Landlord on demand, as Additional Rent, for any expenditures thus incurred by Landlord and shall pay interest thereon at the New York Prime Rate.

          9.05      Late Charge.  Any payment not made by Tenant for more than
                    -----------
five (5) business days after the due date shall be subject to a late charge payable by Tenant as Rent of four percent (4%) of the amount of such overdue
payment.   Notwithstanding the foregoing, in the event that Tenant's payment is not made more than five (5) business days after the due date more than two (2) times during any twelve (12) month period, any such subsequent overdue payments within the twelve (12) months immediately following such second failure shall be subject to a late charge payable by Tenant as Rent of seven percent (7%) of the amount of such overdue payment.

          9.06      Litigation; Attorneys' Fees.  Within ten (10) days after
                    ----------------------------
Tenant has knowledge of any litigation or other proceeding related to or arising out of this Agreement or the Leased Property in which claims are asserted in an amount in excess of $50,000, that (1) may be instituted against Tenant, (2) may be instituted against any Leased Property to secure or recover possession thereof, or (3) may affect the title to or the interest of Landlord in any Leased Property, Tenant shall give written notice thereof to Landlord. In the event that Landlord determines that Tenant has failed to give adequate cooperation or information with respect to any such litigation, investigation, receivership, administrative, bankruptcy, insolvency or other similar proceeding, Landlord may, after notice to Tenant, undertake such investigation or proceeding and Tenant shall pay all reasonable costs and expenses (the "Costs") related thereto that are incurred by Landlord, whether or not Landlord has received notice from Tenant of such investigation or proceeding, and whether or not an Event of Default has actually occurred or has been declared and thereafter cured, which Costs shall include, without limitation: (a) the fees, expenses, and costs of any litigation, investigation, receivership, administrative, bankruptcy, insolvency or other similar proceeding; (b) reasonable attorney, paralegal, consulting and witness fees and disbursements; and (c) the expenses, including, without limitation, lodging, meals, and transportation, of Landlord and its employees, agents, attorneys, and witnesses in investigating or preparing for litigation, administrative, bankruptcy, insolvency or other similar proceedings and attendance at hearings, depositions, and trials in connection therewith. Within ten (10) days of Landlord's presentation of an invoice of Costs incurred by Landlord pursuant to the preceeding sentence or otherwise incurred by Landlord in enforcing or preserving Landlord's rights under this Lease, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, Tenant shall pay all such Costs. All such Costs as incurred shall be deemed to be Additional Rent under this Lease.

          9.07      Remedies Cumulative.  The remedies of Landlord herein are
                    -------------------
cumulative to and not in lieu of any other remedies available to Landlord at law or in equity. The use of, or failure to use, any one remedy shall not be taken to exclude or waive the right to use any other remedy.

          9.08      Escrows and Application of Payments.  As security for the
                    -----------------------------------
performance of its obligations hereunder, Tenant hereby assigns to Landlord all its right, title and interest in and to all monies escrowed with Landlord under this Lease and all deposits with utility companies, taxing authorities, and insurance companies; provided, however, that Landlord shall not exercise its rights hereunder with respect to any Leased Property until an Event of Default has occurred in respect of such Leased Property. Any payments received by Landlord under any provisions of this Lease during the existence, or continuance of an Event of Default shall be applied to Tenant's obligations, first, to delinquent real estate taxes, unless such taxes are being protested in good faith and no lien has attached to any Leased Property with respect thereto, second, to currently due and owing real estate taxes, and next, to other Tenant's obligations in the order which Landlord may determine.

          9.09      Power of Attorney.  Tenant hereby irrevocably and
                    -----------------
unconditionally appoints Landlord, or Landlord's authorized officer, agent, employee or designee, as Tenant's true and lawful attorney-in-fact, to act, after an Event of Default, for Tenant in Tenant's name, place, and stead, and for Tenant's and Landlord's use and benefit, to execute, deliver and file all applications and any and all other necessary documents or things, to effect a transfer, reinstatement, renewal and/or extension of any and all licenses and other governmental authorizations issued to Tenant in connection with Tenant's operation of the Leased Properties, and to do any and all other acts incidental to any of the foregoing. Tenant irrevocably and unconditionally grants to Landlord as its attorney-in-fact full power and authority to do and perform, after an Event of Default, every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as Tenant might or could do if personally present or acting, with full power of substitution, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable prior to the full performance of Tenant's obligations hereunder.

                                   ARTICLE X
                             DAMAGE AND DESTRUCTION

          10.01     General.  Tenant shall notify Landlord if any Leased
                    -------
Property is damaged or destroyed by reason of fire or any other cause. Tenant shall promptly repair, rebuild, or restore such Leased Property, at Tenant's expense, so as to make such Leased Property at least equal in value to such Leased Property existing immediately prior to such occurrence and as nearly similar to it in character as is practicable and reasonable. Before beginning such repairs or rebuilding, or executing any contracts in connection with such repairs or rebuilding, Tenant will submit for Landlord's approval, which approval Landlord will not unreasonably withhold or delay, complete and detailed plans and specifications for such repairs or rebuilding. Promptly after receiving Landlord's approval of the plans and specifications, Tenant will begin such repairs or rebuilding and will oversee the repairs and rebuilding to completion with diligence, subject, however, to strikes, lockouts, acts of God, embargoes, governmental restrictions, and other causes beyond Tenant's reasonable control. Landlord will make available to Tenant the net proceeds of any fire or other casualty insurance paid to Landlord for such repair or rebuilding as the same progresses, after deduction of any costs of collection, including attorneys' fees. Payment will be made against properly certified vouchers of a competent architect in charge of the work and approved by Landlord. Prior to commencing the repairing or rebuilding, Tenant shall deliver to Landlord for Landlord's approval a schedule setting forth the estimated monthly draws for such work. Landlord will contribute to such payments out of the insurance proceeds an amount equal to the proportion that the total net amount received by Landlord from insurers bears to the total estimated cost of the rebuilding or repairing, multiplied by the payment by Tenant on account of such work. Landlord may, however, withhold ten percent (10%) from each such payment and shall disburse such amount after: (a) the work of repairing or rebuilding is completed and proof has been furnished to Landlord that no lien or liability has attached or will attach to such Leased Property or to Landlord in connection with such repairing or rebuilding and (b) Tenant has obtained a certificate of use and occupancy (or its functional equivalent) for the portion of such Leased Property being repaired or rebuilt. Upon the completion of rebuilding or repairing and the furnishing of such proof, the balance of the net proceeds of such insurance payable to Tenant on account of such repairs or rebuilding will be paid to Tenant. Tenant will obtain and deliver to Landlord a temporary or final certificate of occupancy before such Leased Property is reoccupied for any purpose. Tenant shall complete such repairs or rebuilding free and clear of mechanic's or other liens, and in accordance with the building codes and all applicable laws, ordinances, regulations, or orders of any state, municipal, or other public authority affecting the repairs or rebuilding, and also in accordance with all requirements of the insurance rating organization, or similar body. Any remaining proceeds of insurance after such restoration will be Tenant's property.

          10.02     Landlord's Inspection.  During the progress of such repairs
                    ----------------------
or rebuilding, Landlord and its architects and engineers may, from time to time, inspect the subject Leased Property and will be furnished, if required by them, with copies of all plans, shop drawings, and specifications relating to such repairs or rebuilding. Tenant will keep all plans, shop drawings, and specifications available, and Landlord and its architects and engineers may examine them at all reasonable times. If, during such repairs or rebuilding, Landlord and its architects and engineers determine that the repairs or rebuilding are not being done in accordance with the approved plans and specifications, Landlord will give prompt notice in writing to Tenant, specifying in detail the particular deficiency, omission, or other respect in which Landlord claims such repairs or rebuilding do not accord with the approved plans and specifications. Upon the receipt of any such notice, Tenant will cause corrections to be made to any deficiencies, omissions, or such other respect. Tenant's obligations to supply insurance, according to Article IV, will be applicable to any repairs or rebuilding under this Section 10.02.

          10.03     Landlord's Costs.  Tenant shall, within fifteen (15) days
                    ----------------
after receipt of an invoice from Landlord, pay the reasonable costs, expenses, and fees of any architect or engineer employed by Landlord to review any plans and specifications and to supervise and approve any construction, or for any services rendered by such architect or engineer to Landlord as contemplated by any of the provisions of this Lease, or for any services performed by Landlord's attorneys in connection therewith; provided, however, that Landlord will consult with Tenant and notify Tenant of the estimated amount of such expenses.

          10.04     Rent Abatement.  In the event that the provisions of Section
                    --------------
10.01 above shall become applicable as to any Leased Property, and subject to the last sentence of this Section 10.04, the applicable Base Annual Rent shall be abated or reduced proportionately during any period in which, by reason of such damage or destruction, there is substantial interference with the operation of the Business of Tenant in such Leased Property, having regard to the extent to which Tenant may be required to discontinue any Business on such Leased Property, and such abatement or reduction shall continue for the period commencing with such destruction or damage and ending with the substantial completion by Tenant of such work or repair and/or reconstruction. In the event that only a portion of any Leased Property is rendered untenantable or incapable of such use, the Base Annual Rent payable hereunder in respect thereof shall be reduced proportionately considering the extent to which the Tenant is unable to practicably use the Leased Property for Business. Tenant shall use reasonably diligent efforts to make the Leased Property tenantable and capable of such use. Notwithstanding any other provision hereof, such rental abatement shall be limited to the amount of any rental or Business interruption insurance proceeds actually received by Landlord under Article IV.

          10.05     Substantial Damage During Lease Term.  Provided Tenant has
                    ------------------------------------
fully complied with Section 4.01 hereof (including actually maintaining in effect rental value insurance or Business interruption insurance provided for in clause (c) thereof) and has satisfied the conditions of the last sentence of this Section 10.05, if, at any time during the Term or any Extension Term, as the case may be, of this Lease, any Leased Property is so damaged by fire or otherwise that it is Completely Destroyed or Partially Destroyed (as such terms are hereafter defined), Tenant may, within one hundred and eighty (180) days after such damage, give notice of its election to terminate this Lease with respect to such Leased Property and, subject to the further provisions of this Section, this Lease will cease with respect to such Leased Property on the thirtieth (30th) day after the delivery of such notice. If the Lease is so terminated, Tenant will have no obligation to repair, rebuild or replace such Leased Property, and the entire insurance proceeds will belong to Landlord. If the Lease is not so terminated, Tenant shall rebuild such Leased Property in accordance with Section 10.01. If Tenant elects to terminate this Lease pursuant to this Section 10.05, Tenant will pay (or cause to be paid) to Landlord, an amount equal to the excess amount, if any, of the book value of the damaged property as shown in Landlord's financial statements as of the date of such termination, over the amount of all insurance proceeds received by Landlord. A Leased Property shall be deemed to be "Completely Destroyed" if there is sufficient damage to such Leased Property that Landlord and Tenant agree to its classification as such. A Leased Property shall be deemed to be "Partially Destroyed" if, as a result of damages to it, a substantial part of the Business (as determined by a reasonable dealer in the trade, in light of standard trade practices) cannot be conducted on it within one hundred and eighty (180) days of the occurrence of such damages. In the event that Landlord and Tenant are unable to agree to a determination of whether any Leased Property is Completely Destroyed, Partially Destroyed or otherwise, such determination shall be made pursuant to the Arbitration provisions set forth in Article XIV.

          10.06     Damage Near End of Term.  Notwithstanding any provisions of
                    -----------------------
Sections 10.01 or 10.05 to the contrary, if damage to or destruction of any Leased Property occurs during the last twenty-four (24) months of the Term, and if such damage or destruction renders the Leased Property Completely Destroyed or Partially Destroyed, either party shall have the right to terminate this Lease as to such Leased Property by giving notice to the other within ten (10) days after the date of damage or destruction, in which event Landlord shall be entitled to retain the insurance proceeds and Tenant shall pay to Landlord on demand the amount of any deductible or uninsured loss arising in connection therewith; provided, however, that any such notice given by Landlord shall be void and of no force and effect if Tenant exercises an available option for an Extension Term with respect to such Leased Property pursuant to provisions of this Lease within ten (10) business days following receipt of such termination notice.

          10.07     Risk of Loss.  Notwithstanding anything herein to the
                    ------------
contrary, during the Term or any Extension Term, as the case may be, the risk of loss of or decrease in the enjoyment and beneficial use of the Leased Properties in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Tenant, and Landlord shall in no event be answerable or accountable therefor except in the case of gross negligence, willful misconduct or breach of this Lease by Landlord resulting in such damage or destruction. In addition, all risk of loss or decrease in enjoyment and beneficial use in consequence of foreclosures, attachments, levies or executions is assumed by Tenant except for foreclosure due to Landlord's indebtedness.

                                   ARTICLE XI
                                  CONDEMNATION

          11.01     Total Taking.  If at any time during the Term or any
                    ------------
Extension Term, as the case may be, any Leased Property is totally and permanently taken by right of eminent domain or by conveyance made in response to the threat of the exercise of such right ("Condemnation"), this Lease shall terminate as to such Leased Property on the Date of Taking (which shall mean the date the condemning authority has the right to possession of the property being condemned), and Tenant shall promptly pay all outstanding applicable Rent and other charges through the date of termination, provided, however, this Lease shall not so terminate if the Condemnation occurred due to the failure of Tenant to maintain such Leased Property as required by Article VII hereof or other applicable provisions hereof, whether or not such failure on the part of Tenant constituted an Event of Default hereunder at the time of the Condemnation.

          11.02     Partial Taking.  If a portion of a Leased Property is taken
                    --------------
by Condemnation, this Lease shall remain in effect as to such Leased Property if such Leased Property is not thereby rendered Unsuitable for the continuation of Tenant's Business on that Leased Property (which shall mean that such Leased Property is in such a state or condition such that in the good faith judgment of Tenant, reasonably exercised, it cannot be used on a commercially practicable basis in the operation of the Business), but if such Leased Property is thereby rendered Unsuitable for the continuation of Tenant's Business on that Leased Property, this Lease shall terminate as to such Leased Property on the Date of Taking, provided such Condemnation was not as a result of Tenant's failure to maintain such Leased Property as provided for in Section 11.01.

          11.03     Restoration.  If there is a partial taking of any Leased
                    -----------
Property and this Lease remains in full force and effect pursuant to Section 11.02, Landlord shall retain the amount of any Landlord Award (as hereafter defined) received by Landlord, Landlord shall apply such Landlord Award to accomplish all necessary restoration to the Leased Property, and any excess after such application shall be retained by Landlord. If there is a partial taking of any Leased Property and this Lease remains in full force and effect pursuant to Section 11.02, Tenant shall retain the amount of any Tenant Award (as hereafter defined) received by Tenant, Tenant shall apply such Tenant Award to accomplish all necessary restoration of Tenant's property, and any excess after such application shall be retained by Tenant. Notwithstanding anything in this Section to the contrary, in the event that there is a partial taking of any Leased Property and this Lease remains in full force and effect pursuant to
Section 11.02, and there is a single Award with respect to such partial taking, then the Landlord and Tenant shall use their good faith efforts to determine the proper apportionment of such Award (as hereafter defined) to restoration of Landlord's and Tenant's respective properties. In the event that the parties are unable to agree on such apportionment within thirty (30) days, the parties shall submit to arbitration of an apportionment subject to the arbitration provisions set forth in Article XIV.

          11.04     Landlord's Inspection.  During the progress of such
                    ---------------------
restoration, Landlord and its architects and engineers may, from time to time, inspect the subject Leased Property and will be furnished, if required by them, with copies of all plans, shop drawings, and specifications relating to such restoration. Tenant will keep all plans, shop drawings, and specifications available, and Landlord and its architects and engineers may examine them at all reasonable times. If, during such restoration, Landlord and its architects and engineers determine that the restoration is not being done in accordance with the approved plans and specifications, Landlord will give prompt notice in writing to Tenant, specifying in detail the particular deficiency, omission, or other respect in which Landlord claims such restoration does not accord with the approved plans and specifications. Upon the receipt of any such notice, Tenant will cause corrections to be made to any deficiencies, omissions, or such other respect. Tenant's obligations to supply insurance, according to Article IV, will be applicable to any restoration under this Section.

          11.05     Award Distribution.  The entire compensation, sums or
                    ------------------
anything of value awarded, paid or received on a total or partial Condemnation of a Leased Property that is awarded to Landlord shall belong to Landlord (the "Landlord Award"). The entire compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation of a Leased Property that is awarded to Tenant shall belong to Tenant (the "Tenant Award", collectively with the Landlord Award, the "Awards", and each, individually, an "Award"). Notwithstanding anything in this Section to the contrary, in the event that there is a total or partial Condemnation of a Leased Property and there is a single Award with respect to such Condemnation, then the Landlord and Tenant shall use their good faith efforts to determine the proper apportionment of such Award to Landlord's and Tenant's respective properties. In the event that the parties are unable to agree on such apportionment within thirty (30) days, the parties shall submit to arbitration of an apportionment subject to the arbitration provisions set forth in Article XIV.

          11.06     Temporary Taking.  The taking of any Leased Property, or any
                    ----------------
part thereof, by military or other public authority shall constitute a taking by Condemnation only when the use and occupancy by the taking authority has continued for longer than twenty four (24) months. During any such twenty-four
(24) month period, which shall be a temporary taking, all the provisions of this Lease shall remain in full force and effect as to such Leased Property with no abatement of rent payable by Tenant hereunder. In the event of any such temporary taking, the entire amount of any such Award made for such temporary taking allocable to the Term hereof, whether paid by way of damages, Rent or otherwise, shall be paid to Tenant.

                                  ARTICLE XII
         ADDITIONAL REPRESENTATIONS, WARRANTIES AND FINANCIAL COVENANTS

          Tenant hereby represents, warrants and covenants to Landlord as follows:

           12.01 Organization and Qualification.
                 ------------------------------

          (a) Tenant is a [_________] corporation duly organized, validly existing and in good standing under the laws of its state of incorporation or organization, with all power and authority, corporate or otherwise, necessary to: (i) enter into and perform this Lease and (ii) own and lease its assets and properties, and conduct its Business, as it is now being conducted or proposed to be conducted. Tenant is duly qualified as a foreign corporation or other entity, as the case may be, to conduct its Business and own and lease its assets and properties, and is in good standing, in each jurisdiction where the character of its assets and properties owned or held under lease or the nature of its Business makes such qualification necessary or advisable, and is duly qualified and licensed under all laws, regulations, ordinances or orders of public or governmental authorities, or otherwise to carry on its Business and own or lease its assets and properties in the places and in the manner in which they are owned, leased or conducted or proposed to be owned, leased or conducted, except where the failure to be so organized, qualified and in good standing or to have such authority, qualification or licensing could not result in a Material Adverse Change. Complete and correct copies of Tenant's Charter, as in effect on the date hereof, and Tenant's by-laws, also as in effect on the date hereof, have been delivered to Landlord.

          (b) Each Affiliate that conducts operations or business on or from any Leased Property, whether now or at any time in the future, is duly organized, validly existing and in good standing under the laws of its organization, with all power and authority, corporate or otherwise, necessary to own and lease its assets and properties, and conduct its business, as it is now being conducted or proposed to be conducted. Each Affiliate is duly qualified as a foreign corporation or other entity, as the case may be, to do business and own and lease its assets and properties, and is in good standing, in each jurisdiction where the character of its assets and properties owned or held under lease or the nature of its activities or business makes such qualification necessary or advisable, and is duly qualified and licensed under all laws, regulations, ordinances or orders or public or governmental authorities or otherwise to carry on its business and own or lease its assets and properties in the places and in the manner in which they are owned, leased or is conducted or proposed to be owned, leased or conducted, except where the failure to be so organized, qualified and in good standing or to have such authority, qualification or licensing could not result in a Material Adverse Change.

          "Material Adverse Change" since a particular specified date, or a date which may be specified from the circumstances existing immediately prior to the happening of a specified event or occurrence, or, if no date or event is specified, with reference to the most recent Annual Financial Statements delivered pursuant to this Lease, means a material adverse change in the Business, assets, properties, franchises, financial condition or income of Tenant or the operations, business, assets, properties, franchises, financial condition, income or prospects of any Affiliate, whether or not such event or occurrence is an Event of Default. Nothing that would otherwise be a breach of any representation, warranty, covenant or obligation herein by any Affiliate shall be a breach of this Agreement, unless such breach constitutes or causes a material adverse effect on the Business.

          "Affiliate" means with respect to any Person, (i) any Person that holds direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of voting securities or other voting interests representing at least five percent (5%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least five percent (5%) of the outstanding equity securities or interests in a Person, or (ii) any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person.

          A "Person" shall mean and include natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, Indian tribes or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          12.02     Material Agreements. Tenant has previously furnished to
                    -------------------
Landlord correct and complete copies of (including all exhibits, schedules and amendments thereto) each agreement listed in Exhibit 12.02, each as in effect on the date hereof (the "Material Agreements").

          12.03  Changes in Condition.  Since the date of the latest Annual
                 ---------------------
Financial Statements, no Material Adverse Change has occurred between such date and the date hereof, and neither Tenant nor any Affiliate has entered into any material transaction outside the ordinary course of its or their operations or business, including the Business, except as set forth in Exhibit 12.03 and the matters contemplated by this Lease.

          12.04     Franchises, Licenses, etc.  Tenant and its subsidiaries own,
                    --------------------------
or have sufficient interests in, all franchises, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses, permits, authorizations and other rights as are necessary for the conduct of Tenant's Business and its subsidiaries' businesses as now conducted or proposed to be conducted by Tenant or any Affiliate, as well as rights under any agreement under which Tenant or its subsidiaries has access to confidential information used by Tenant or its subsidiaries in Tenants' Business or the businesses of its subsidiaries, as the case may be (collectively, the "Intellectual Property"). All Intellectual Property is in full force and effect in all material respects, and Tenant and its subsidiaries are in substantial compliance with the foregoing without any conflict with the valid rights of others, which has resulted, or could be reasonably likely to result in any Material Adverse Change. Neither Tenant nor any Affiliate has violated, or received any communication that by conducting its Business or any Affiliate's businesses, it or any Affiliate would violate any franchises, licenses, patents, trademarks, service marks, trade names, copyrights, trade secrets, proprietary rights or processes of any other Person (as hereafter defined) nor is Tenant or any Affiliate aware of any such violations. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such license, franchise or other right or affect the rights of Tenant or any Affiliate so as to result in or reasonably be likely to result in any Material Adverse Change. There is no litigation or other proceeding or dispute or, to the knowledge of Tenant or any Affiliate, threat thereof with respect to the validity or, where applicable, the extension or renewal, of any of the foregoing which has resulted, or could result, in any Material Adverse Change.

          12.05     Litigation.  No litigation, at law or in equity, or any
                    -----------
proceeding before any court, board or other governmental or administrative agency or any arbitrator or other forum of alternative dispute resolution is pending or, to the knowledge of Tenant or any Affiliate, threatened which involves any risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or could result, in any Material Adverse Change or which seeks to enjoin the execution and consummation of this Lease and the performance of Tenant's obligations hereunder. No judgment, decree or order of any court, board or other governmental or administrative agency or any arbitrator has been issued against or binds Tenant or any Affiliate, which has resulted, or could result, in any Material Adverse Change.

          12.06  Authorization and Enforceability.  Tenant has taken all
                 ---------------------------------
corporate or other action required to execute, deliver and perform this Lease. This Lease constitutes the legal, valid and binding obligation of Tenant and is enforceable against Tenant in accordance with its terms.

          12.07  No Legal Obstacle to Lease.  Neither the execution and delivery
                 ---------------------------
of this Lease nor the performance of any obligation hereunder has constituted or resulted in or will constitute or result in:

               (a) any breach, violation of, conflict with, default under or termination of any agreement, contract, mortgage, instrument, deed or lease to which Tenant or any Affiliate is a party or by which it or they are bound;

               (b) the violation of or conflict with any law, statute, ordinance, judgment, decree, order, rule or regulation applicable to Tenant, any Affiliate, any Improvements or any Leased Property; or

               (c) any violation of or conflict with Tenant's or any Affiliate's Charter or By-Laws or other organizational documents, as the case may be.

          No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by Tenant in connection with the execution, delivery and performance of this Lease.

           12.08    Certain Business Representations:
                    --------------------------------

               (a) Labor Relations.  No dispute or controversy between Tenant or
                   ---------------
          any Affiliate and its or their employees has resulted in, or is reasonably likely to result in, any Material Adverse Change, and neither Tenant nor any Affiliate anticipates that its relationships with its unions or employees will result, or are reasonably likely to result, in any Material Adverse Change. Tenant and each Affiliate is in compliance in all material respects with all federal and state laws relating to employees and labor relations, including, but not limited to, laws relating to health and safety in the workplace, non-discrimination in employment and the payment of wages.

               (b) Antitrust.  Tenant and each Affiliate is in compliance in all
                   ----------
          material respects with all federal and state antitrust laws relating to Tenant's Business and the subsidiaries' businesses and the geographic concentration thereof.

               (c) Consumer Protection.  Neither Tenant nor any Affiliate is  in
                   --------------------
          violation of any rule, regulation, order, or interpretation of any rule, regulation or order of the Federal Trade Commission (including truth-in-lending) or other federal, state or local public or governmental authority or agency, with which the failure to comply, in the aggregate, has resulted in, could result in, a Material Adverse Change.

               (d) Future Expenditures.  Neither Tenant nor any Affiliate,
                   -------------------
          anticipates that further expenditures, if any, by Tenant or any Affiliate needed to meet the provisions of any federal, state or foreign governmental statutes, orders, rules or regulation could result in any Material Adverse Change.

               (e) Benefit Liabilities. Neither Tenant nor any ERISA Affiliate
                   -------------------
          (as hereafter defined) maintains, contributes to, or is obligated to contribute to, nor has Tenant or any ERISA Affiliate maintained, contributed to, been obligated to contribute to, or had any direct, indirect, or contingent liability with respect to, any Title IV Plan (as hereafter defined). Tenant and each ERISA Affiliate have timely made all contributions required to be made with respect to each of their Tenant Benefit Plans (as hereafter defined). Each Tenant Benefit Plan has been maintained in compliance with its terms and with applicable laws (including specifically the Code and the Employee Retirement Income Security Act of 1974 ("ERISA"). Neither Tenant nor any ERISA Affiliate has incurred any obligation in connection with the termination or withdrawal from any Tenant Benefit Plan. Contributions made by Tenant or its ERISA Affiliates, as the case may be, to any Tenant Benefit Plan have been accounted for, and the liabilities associated therewith are disclosed, in Tenant's or its ERISA Affiliates', as the case may be, financial statements for the fiscal year ending before the date as of which this representation is given. The present value of the accrued benefit liabilities (whether or not vested) under each Tenant Benefit Plan, determined as of the end of Tenant's or its ERISA Affiliates', as the case may be, most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Tenant Benefit Plan allocable to such benefit liabilities. "Tenant Benefit Plan" means any plan, fund, or other similar program described in Section 3(2) of ERISA and established or maintained or with respect to which Tenant and/or any ERISA Affiliate has an obligation to contribute for the benefit of its employees (or for which Tenant could be directly or contingently liable). "Title IV Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to Title IV of ERISA and is or has been established or maintained, by Tenant or any ERISA Affiliate, or to which contributions are, have been, or should have been made. "ERISA Affiliate" means any trade or business, whether or not incorporated, that, together with Tenant, is or has been under common control, within the meaning of Section 414(b), (c), (m), or (o) of the Code or
          Section 4001 of ERISA.

                 12.09  Certain Financial Covenants.  Tenant or an Affiliate, as
                        ---------------------------
applicable, is in compliance in all material respects with all financial covenants required to be maintained pursuant to any franchise or other agreement pursuant to which Tenant or such Affiliate operates its business, except in such respects as shall not result in any franchisor under any franchise or operating agreement to which Tenant is a party taking any action that could result in a Material Adverse Change.

          12.10     Cash Flow Coverage Ratio Covenant.  On the date of this
                    ---------------------------------
Lease and measured at a date that is twenty-four (24) months following such date (each a "Cash Flow Measurement Date"), and on each anniversary date that is twenty-four (24) months following a prior Cash Flow Measurement Date, Tenant shall have maintained a Cash Flow Coverage Ratio of not less than 1.5 to 1.0 based on the Annual Financial Statements to be delivered to Landlord in accordance with Section 6.04 hereof. "Cash Flow Coverage Ratio" means the aggregate of net income before taxes plus mortgage interest, rent expense, depreciation, compensation of principals of the Business, management fees plus the annual LIFO adjustment and other non-cash expenses, less recurring capital expenditures and gain (loss) on sale of real estate, dividends and/or profits taken out of Tenant divided by the aggregate of the Tenant's obligations under this Lease. Notwithstanding anything herein to the contrary, in the event that Tenant shall not be in compliance with this covenant at a Cash Flow Measurement Date or Tenant shall have knowledge of such non-compliance prior to any Cash Flow Measurement Date, the Tenant shall have the right to cure such breach through any reasonable commercial means, including, but not limited to, providing guarantees acceptable to Landlord, increasing capital, or cross collateralizing with any other property of Tenant or an Affiliate, provided that such breach is cured within one hundred and eighty (180) days after Notice by Landlord to Tenant of the existence of such breach.

          12.11     Disclosure.  This Lease does not contain any untrue
                    ----------
statement of a material fact or omit to state a material fact necessary in order to make any statement contained herein not misleading in light of the circumstances under which it was made. To Tenant's knowledge, there is no event, fact or occurrence that has resulted, or in the future (so far as Tenant can reasonably foresee) could result, in any Material Adverse Change, except to the extent that present or future general and sector-specific economic conditions may result in a Material Adverse Change.

          12.12     Covenant Not to Acquire.  Tenant covenants and agrees that
                    -----------------------
during the Term and any Extension Term, as the case may be, Tenant and its controlling shareholders or its or their Affiliates will not acquire, directly or indirectly, more that 9.90% of the outstanding common shares of beneficial interest of Capital Automotive REIT. Tenant covenants and agrees that it will divest itself of such shares of Capital Automotive REIT as may be necessary to satisfy the limitations of this Section 12.12.

                                  ARTICLE XIII
                     ASSIGNMENT AND SUBLETTING; ATTORNMENT

          13.01     Prohibition Against Subletting and Assignment.  Subject to
                    ---------------------------------------------
Section 13.03, Tenant shall not, without the prior written consent of Landlord, or upon compliance with any conditions established by Landlord, in its sole discretion, assign, mortgage, pledge, hypothecate, encumber or otherwise transfer (except to an Affiliate) this Lease or any interest herein, or all or any part of any Leased Property, or suffer or permit this Lease or the leasehold estate created hereby or any other rights arising hereunder to be assigned, transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law. For purposes of this Section 13.01, an assignment of this Lease shall be deemed to include any Change of Control of Tenant, as if such Change of Control were an assignment of the Lease. In the event that (i) Landlord shall withhold any consent to any assignment or transfer of this Lease or any interest herein, and (ii) such assignee or transferee is approved by the relevant manufacturer for continuation as a franchisee, there shall be a presumption that such assignment or transfer was reasonable and Landlord shall have the burden of rebutting such presumption and of proving that such consent was in fact reasonably withheld (or that such conditions were reasonable).

           13.02    Changes of Control.  A Change of Control requiring the
                    ------------------
consent of Landlord shall mean:

               (a) the issuance and/or sale by Tenant or the sale by any shareholder or equity holder of Tenant of a Controlling (which shall mean, as applied to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise) interest in Tenant to a Person other than an Affiliate of Tenant, other than in either case a distribution to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended (a "Registered Offering");

               (b) the sale, conveyance or other transfer of all or substantially all of the assets of Tenant (whether by operation of law or otherwise) provided, however, that no Change of Control shall be deemed to have occurred in the event of the transfer of assets as a result of the death of a person involved in the Business, so long as the transferee is approved by the manufacturer for the continuation of the Business; or

               (c) any transaction pursuant to which Tenant is merged with or consolidated into another entity (other than an entity owned and Controlled by an Affiliate), and Tenant is not the surviving entity.

           13.03    Operating/Service Agreements.
                    -----------------------------

             (a) Permitted Agreements.  Tenant shall, without Landlord's prior
                 --------------------
   approval, be permitted to enter into such operating/service agreements for portions of each Leased Property to various licensees in connection with Tenant's Business as are customarily associated with or incidental to the operation of such Leased Property, which agreements may be in the nature of a sublease agreement.

             (b) Terms of Agreements.  Each operating/service agreement
                 -------------------
   concerning a Leased Property shall be subject and subordinate to the provisions hereof. No agreement made as permitted by Section 13.03(a) shall affect or reduce any of the obligations of Tenant hereunder, and all such obligations shall continue in full force and effect as if no agreement had been made. No agreement shall impose any additional obligations on Landlord hereunder.

             (c) Copies.  Tenant shall, within ten (10) days after the execution
                 ------
   and delivery of any operating/service agreement permitted by Section 13.03(a), deliver a duplicate original thereof to Landlord.

             (d) Assignment of Rights in Agreements.  As security for
                 ----------------------------------
   performance of its obligations hereunder, Tenant hereby grants, conveys and assigns to Landlord all right, title and interest of Tenant in and to all operating/service agreements now in existence or hereinafter entered into for each Leased Property, and all extensions, modifications and renewals thereof and all rents, issues and profits therefrom, to the extent the same are assignable by Tenant. Landlord hereby grants to Tenant a license to collect and enjoy all rents and other sums of money payable under any such agreement; provided, however, that Landlord shall have the absolute right at any time after the occurrence and continuance of an Event of Default upon notice to Tenant and any vendors or licensees to revoke said license and to collect such rents and sums of money and to retain the same. Tenant shall not (i) after the occurrence and continuance of an Event of Default, consent to, cause, or allow, any material modification or alteration of any of the terms, conditions or covenants of any of the agreements or the termination thereof, without the prior written approval of Landlord nor (ii) accept any rents (other than customary security deposits) more than thirty
   (30) days in advance of the accrual thereof nor permit anything to be done, the doing of which, nor omit or refrain from doing anything, the omission of which, will or could be a breach of or default in the terms of any of the agreements.

             (e) Licenses, Etc.  For purposes of Section 13.03, the
                 -------------
                 operating/service agreements shall mean any licenses, concession arrangements, or other arrangements relating to the possession or use of all or any part of any Leased Property.

          13.04     Assignment.  If Landlord shall withhold its consent to any
                    ----------
assignment or if Landlord shall have established conditions to approval of any assignment but such conditions shall not have been complied with, to the satisfaction of Landlord, such assignment shall not in any way impair the continuing primary liability of Tenant hereunder. No consent to any assignment in a particular instance shall be deemed to be a general waiver of the prohibition set forth in Article XIII. Any assignment shall be solely of Tenant's entire interest in this Lease with respect to the subject Leased Property or Leased Properties. Any assignment or other transfer of all or any portion of Tenant's interest in this Lease in contravention of Article XIII shall be voidable at Landlord's option.

           13.05    REIT Limitations.
                    ----------------

                    (a) Anything contained herein to the contrary notwithstanding, Tenant shall not: (a) sublet or assign a Leased Property or this Lease on any basis such that the rental or other amounts to be paid by the sublessee or assignee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the sublessee or assignee; (b) sublet or assign a Leased Property or this Lease to any Person that, under Section 856(d)(2)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), Landlord or its general partner owns, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d) (5) of the Code, a ten percent (10%) or greater interest; or (c) sublet or assign a Leased Property or this Lease in any other manner or otherwise derive any income which could cause any portion of the amounts received by Landlord pursuant hereto or any sublease to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c) (2) of the Code. The requirements of this Section 13.05 shall likewise apply to any further subleasing by any subtenant.

                    (b) Tenant acknowledges that Capital Automotive REIT, a Maryland real estate investment trust and the general partner of Landlord (the "Company"), intends to elect to be taxed as a real estate investment trust (a "REIT") under the Code. Tenant shall not do anything which would adversely affect the Company's status as a REIT. Tenant hereby agrees to modifications of this Lease which do not materially adversely affect Tenant's rights and liabilities if such modifications are required to retain or clarify the Company's status as a REIT.

          13.06     Attornment.  Tenant shall insert in each sublease permitted
                    ----------
under Section 13.03(a) provisions to the effect that: (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Landlord hereunder; (b) in the event this Lease shall terminate before the expiration of such sublease, the sublessee thereunder will, at Landlords' option, attorn to Landlord and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder, as a result of the termination hereof; and (c) in the event the sublessee receives a written notice from Landlord or Landlord's assignees, if any, stating that Tenant is in default under this Lease, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such notice, or as such party may direct. All rentals received from the sublessee by Landlord or Landlord's assignees in respect of a Leased Property, if any, as the case may be, shall be credit against the amounts owing by Tenant hereunder with respect to such Leased Property.

          13.07     Severance and Spin-Off.  If at any time while this Lease is
                    ----------------------
in effect any Leased Property shall be utilized by Tenant in the operation of more than one automobile franchise, then provided that there is no existing Event of Default and there exists no condition which, with the passage of time, could become an Event of Default, Tenant shall have the right (the "Spin-Off Right") to sever and spin-off one or more parcels (each referred to as a "Spin-Off Parcel") of the Leased Property from this Lease, subject to compliance with the requirements of Section 13.08.

          13.08     Assignment.  If the Leased Property is not a separate
                    ----------
subdivided lot, Landlord may condition its approval of an assignment upon Tenant showing that there are appropriate provisions (such as a condominium regime, subdivision, and/or reciprocal easements, lender and/or franchisor consents if necessary, and separate tax lots) which allow the Leased Property to be separately owned and operated without interference from or dependence upon, another person as to items such as access, real estate taxes, or utilities.

                                  ARTICLE XIV
                                  ARBITRATION

          14.01     Controversies.  Except with respect to the payment of Rent
                    -------------
hereunder, which shall be subject to the provisions of Section 9.02, in the event a controversy arises between the parties as to any of the requirements of this Lease or the performance hereunder, which the parties are unable to resolve, the parties agree to waive the remedy of litigation (except for extraordinary relief in an emergency situation) and agree that such controversy or controversies shall be determined by arbitration as hereafter provided in this Article.

          14.02     Appointment of Arbitrators.  The party or parties requesting
                    --------------------------
arbitration shall serve upon the other a demand therefor, in writing, specifying in detail the controversy and matter(s) to be submitted to arbitration before the American Arbitration Association. The selection of arbitrators shall be conducted pursuant to the rules for resolution of commercial disputes promulgated by the American Arbitration Association. The party or parties giving notice shall request a listing of available arbitrators from the American Arbitration Association, and each party shall respond in the selection process within fifteen (15) days after each receipt of such listings until a panel of three (3) arbitrators has been designated. If either party fails to respond within fifteen (15) days, it is agreed that the American Arbitration Association may make such selections as are necessary to complete the panel of three (3) arbitrators.

          14.03     Arbitration Procedure.  Within five (5) business days after
                    ---------------------
the selection of the arbitration panel, the arbitrators shall give written notice to each party as to the time and the place of each meeting, which shall be held in Washington, D.C., at which the parties may appear and be heard, which shall be no later than fifteen (15) days after certification of the arbitration panel. The parties specifically waive discovery, and further waive the applicability of rules of evidence or rules of procedure in the proceedings. The applicable rules shall be those in effect at the time for the resolution of commercial disputes promulgated by the American Arbitration Association. Notwithstanding the foregoing, the substantive law governing the arbitration shall be the laws of the State of Delaware (without application of choice of law provisions). The arbitrators shall take such testimony and make such examination and investigations as the arbitrators reasonably deem necessary.
The decision of the arbitrators shall be in writing signed by a majority of the panel which decision shall be final and binding upon the parties to the controversy. Provided, however, in rendering their decisions and making awards, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Lease.

          14.04     Expenses.  The expenses of the arbitration shall be assessed
                    --------
by the arbitrators and specified in the written decision. In the absence of a determination or assessment of expenses of the arbitration procedure in the award, all of the expenses of such arbitration shall be divided equally between Landlord and Tenant. Each party in interest shall be responsible for and pay the fees, costs and expenses of its own counsel, unless the arbitration award provides for an assessment of reasonable attorneys' fees and costs.

          14.05     Enforcement of the Arbitration Award.  There shall be no
                    ------------------------------------
appeal from the decision of the arbitrators, and upon the rendering of an award, any party thereto may file the arbitrators' decision in the United States District Court for the Eastern District of Virginia for enforcement as provided by applicable law.


                                   ARTICLE XV
                        QUIET ENJOYMENT, SUBORDINATION,
                       ATTORNMENT, ESTOPPEL CERTIFICATES

          15.01     Quiet Enjoyment.  So long as Tenant performs all of its
                    ---------------
obligations under this Lease, Tenant's possession of the Leased Properties will not be disturbed by or through Landlord.

          15.02     Landlord Mortgages; Subordination.  Subject to Section
                    ---------------------------------
15.03, without the consent of Tenant, Landlord may, from time to time, directly or indirectly, create or otherwise cause to exist any liens, encumbrances, security interests or title retention agreements on any Leased Property, or any portion thereof or any interest therein, whether to secure any borrowing or other means of financing or refinancing. Tenant shall execute, acknowledge and deliver to Landlord, at any time and from time to time upon demand by Landlord or any mortgagee or any holder of any mortgage or other instrument described in this Section, without cost to Landlord, a Subordination and Non-Disturbance Agreement in the form attached hereto as Exhibit 15.02, which provides that (i) Tenant's rights hereunder are subordinate to any ground lease or underlying lease, first mortgage, first deed of trust, or other first lien against any Leased Property, together with any renewal, consolidation, extension, modification, or replacement thereof, which now or at any subsequent time affects any Leased Property or any interest of Landlord in any Leased Property, except to the extent that any such instrument expressly provides that this Lease is superior; and (ii) in the event such party succeeds to Landlord's interest under the Lease and provided that no Event of Default by Tenant exists, such party will not disturb Tenant's possession, use or occupancy of the subject Leased Property. If Tenant fails or refuses to execute, acknowledge, and deliver such Subordination and Non-Disclosure Agreement within ten (10) business days after written demand, then Landlord shall send to Tenant a second written demand. If Tenant fails or refuses to execute, acknowledge and deliver such Subordination and Non-Disclosure Agreement within ten (10) days after such second written demand, then Landlord or such successor in interest may execute, acknowledge and deliver such Subordination and Non-Disclosure Agreement on behalf of Tenant as Tenant's attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant the Subordination and Non-Disclosure Agreement. This power of attorney is coupled with an interest and is irrevocable.

          15.03     Attornment.  If any holder of any mortgage, indenture, deed
                    ----------
of trust, or other similar instrument described in Section 15.02 succeeds to Landlord's interest in any Leased

Property, Tenant will pay to such holder all Rent subsequently payable hereunder as to such Leased Property. Tenant shall, upon request of anyone succeeding to the interest of Landlord, automatically become the tenant of, and attorn to, such successor in interest without changing this Lease. The successor in interest will not be bound by: (a) any payment of Rent for more than one (1) month in advance; (b) any amendment or modification hereof made without its written consent; (c) any claim against Landlord arising prior to the date on which the successor succeeded to Landlord's interest; or (d) any claim or offset of Rent against Landlord.

          15.04     Estoppel Certificates.  At the request of Landlord or any
                    ---------------------
mortgagee or purchaser of a Leased Property, Tenant shall execute, acknowledge, and deliver an estoppel certificate, in recordable form, in favor of Landlord or any mortgagee or purchaser of any Leased Property certifying the following as to such Leased Property: (a) that this Lease is unmodified and in full force and effect, or if there have been modifications that the same is in full force and effect as modified and stating the modifications; (b) the date to which Rent and other charges have been paid; (c) that neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default, if that be the case, or specifying any existing default; (d) that Tenant has accepted and occupies such Leased Property; (e) that Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord, if that be the case, or specifying such that exist; (f) that Landlord has no outstanding construction or repair obligations; and (g) such other information as may reasonably be requested by Landlord or any mortgagee or purchaser. Any purchaser or mortgagee may rely on this estoppel certificate.
If Tenant fails to deliver the estoppel certificates to Landlord within ten (10) business days after the request of Landlord, then Landlord shall request such delivery a second time. If Tenant fails to deliver the estoppel certificates to Landlord within ten (10) days after such second request by Landlord, then Tenant shall be deemed to have certified that: (a) this Lease is in full force and effect and has not been modified, or that this Lease has been modified as set forth in the certificate delivered to Tenant; (b) Tenant has not prepaid any Rent or other charges except for the current month; (c) Tenant has accepted and occupies such Leased Property; (d) neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default; (e) Landlord has no outstanding construction or repair obligation; and (f) Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge and deliver on Tenant's behalf any estoppel certificate which Tenant does not object to within twenty (20) days after Landlord sends the certificate to Tenant. This power of attorney is coupled with an interest and is irrevocable.

          15.05     Waiver of Landlord's Lien.  Landlord agrees to and does
                    -------------------------
hereby Waiver its Landlord's lien and any other rights that it may have with respect to property or assets representing the security or collateral under Tenant's "floor-plan" or similar financing arrangements, during the Term or any Extension Term. Landlord shall, upon request by any such lender, execute an acknowledgment of such waiver.

                                  ARTICLE XVI
                              RIGHT OF FIRST OFFER

           16.01    Right of First Offer During Lease Term or Extension Term.
                    ---------------------------------------------------------

                    (a) If and when during the Term or Extension Term, as the case may be, Landlord shall decide to sell the Leased Properties to a Person who is not an Affiliate of Landlord (the "Decision to Sell"), provided that no Event of Default has occurred and is continuing under the Lease, Landlord shall notify Tenant in writing within ten (10) business days after Landlord makes a Decision to Sell. Tenant shall have ten (10) business days thereafter in which to notify Landlord in writing of its desire to purchase the Leased Properties. If Tenant shall give such notice, Tenant shall have a period of thirty (30) days within which to make a written offer to purchase the property (the "First Offer"). The First Offer must set forth the purchase price, deposit amounts and closing date and any and all other terms and conditions being proposed by Tenant.

                    (b) Within thirty (30) days of receipt of the First Offer, Landlord shall give Tenant written notice of its acceptance or rejection thereof. If accepted, Tenant shall, within five (5) days after receipt of the acceptance notice, make the deposit called for in the First Offer and the parties shall proceed to contract and closing upon the terms thereof. If the First Offer is rejected, then, subject to the provisions of subsections (c) and (d) of this Section 16.01, Tenant shall have no further rights with respect to the purchase of the Leased Properties during the Term or Extension Term, as the case may be.

                    (c) If Landlord shall reject the First Offer, for a one year period thereafter it may proceed to sell the Leased Properties, subject to the Lease and the remaining Term or Extension Term thereof, as the case may be, to any third party, provided (i) the purchase price of such sale shall exceed that specified in the First Offer, or (ii) if the purchase price of such sale does not exceed that specified in the First Offer, the terms of such sale, taken together, are more favorable to Landlord, in Landlord's reasonable judgement, than those of the First Offer. There shall be a presumption that Landlord's judgment was reasonable and Tenant shall have the burden of rebutting such presumption and of proving that such judgment was in fact unreasonable.

                    (d) If no sale is effected by Landlord within the period specified in subsection (c) above, then if Landlord thereafter desires to sell the Leased Properties, the procedure set forth in subsections (a), (b) and (c) shall be followed.

                    (e) This option shall terminate in any event twenty (20) years after the death of the last descendant of the father of John J. Pohanka living at the time of execution of this Lease.


           16.02    Right to Purchase at End of an Extension Term.
                    ----------------------------------------------

                    (a) Landlord hereby grants the Tenant the right and option to purchase the Leased Properties (the "Option to Purchase") at an amount equal to the Property Consideration (as hereafter defined) upon termination of an Extension Term of this Lease. The Option to Purchase shall not be granted if Tenant does not extend the Term of this Lease pursuant to Section 1.03 or if on the Option Exercise Date (as hereafter defined) an Event of Default with respect to any Leased Property exists and has not been cured. The Tenant shall notify Landlord in writing of its intent to exercise this Option to Purchase, thirty (30) days prior to the end of an Extension Term of this Lease (the "Option Exercise Date").

                    (b) The consideration to be paid for the Leased Properties upon exercise of the Option to Purchase (the "Property Consideration") shall be the Appraised Value (as hereafter defined) determined by (1) an independent appraiser, who is a member of the Appraisal Institute, and will be selected by Landlord, (the "Landlord MAI Appraiser"), (2) a second appraiser, who is a member of the Appraisal Institute, and will be selected by the Tenant (the "Tenant MAI Appraiser"), and (3) a third MAI Appraiser selected by agreement of the Landlord MAI Appraiser and the Tenant MAI Appraiser (the "Third MAI Appraiser") (each an "Appraiser" and, collectively, the "Appraisers"). Landlord and Tenant shall, as promptly as possible, but in no event later than ten (10) days following the Option Exercise Date, select its respective Appraiser. The Third MAI Appraiser shall be selected no later than five (5) days after the selection of the other Appraisers. The costs of the Appraisers' appraisals shall be shared equally by the parties. As promptly as possible but in no event later than fifteen (15) days after selection of the Third Appraiser, each Appraiser shall deliver his or her written report of the Appraisers' determination of the fair market value of the Leased Property, which determination shall be based, for each Leased Property, upon the highest and best use of such Leased Property, taking into consideration the location of such Leased Property[, any lease to which the Leased Property will be subject,] and other properties comparable thereto. The "Appraised Value" of the Real Property shall be equal to the arithmetic mean of the two (2) fair market value determinations of the Appraisers that are closest in value. In the event that the values of (i) the difference between the highest appraisal value and the next lower appraisal value, and (ii) the difference between the lowest appraisal value and the next higher appraisal value, are equal, then the "Appraised Value" shall be equal to the arithmetic mean of the fair market value determinations of all Appraisers.

                    (c) Upon determination of the Property Consideration, Landlord and Tenant agree to cooperate to close the sale and purchase of the Leased Property entirely for cash on an " as is, where as basis" and with no warranties by Landlord other than in a special warranty deed, within forty-five (45) days after the date of determination of the Property Consideration (the "Option Closing Period"). If the sale and purchase of the Leased Property does not close within the Option Closing Period due to Tenant's default, Landlord shall have no further obligations to Tenant pursuant to this Section 16.02 (a).


                                  ARTICLE XVII
                                 MISCELLANEOUS

          17.01   Notices.  Landlord and Tenant hereby agree that all notices,
                  -------
demands, requests, and consents (hereinafter "Notices") required to be given pursuant to the terms of this Lease shall be in writing and shall be addressed as follows:

          If to Tenant:

          [                     ]
          [                     ]
          [                     ]
          [                     ]
          Attention:
          With a copy to:

          [                     ]
          [                     ]

          [                     ]
          [                     ]
          Attention:

          If to Landlord:

          Capital Automotive L.P.
          [                   ]
          [                   ]
          [                   ]
          Attention:

          With a copy to:

          Wilmer, Cutler & Pickering
          2445 M Street, N.W.
          Washington, D.C. 20037
          Attention:  George P. Stamas, Esq.

and shall be served by: (a) personal delivery; (b) certified mail, return receipt requested, postage prepaid; or (c) nationally recognized overnight courier. All notices shall be deemed to be given upon the earlier of actual receipt or three (3) days after mailing, or one (1) business day after deposit with the overnight courier. Any Notices meeting the requirements of this Section shall be effective, regardless of whether or not actually received. Landlord or Tenant may change its notice address at any time by giving the other party Notice of such change. Any such Notice of change of address shall be effective five (5) days after delivery.

          17.02     Advertisement of a Leased Property.  In the event the
                    ----------------------------------
parties hereto have not executed a renewal lease, or agreed to the Extension Term, as to the Leased Property within twelve (12) months prior to the expiration of the Term or an Extension Term, as the case may be, then Landlord or its agent shall have the right to enter such Leased Property at all reasonable times for the purpose of exhibiting such Leased Property to others and to place upon such Leased Property for and during the period commencing two-hundred seventy (270) days prior to the expiration of the Term or an Extension Term, as the case may be, "for sale" or "for rent" notices or signs.

          17.03     Landlord's Access.  Landlord, or its designated agents or
                    -----------------
contractors, shall have the right to enter upon each Leased Property, upon reasonable prior notice to Tenant, for purposes of inspecting the same and assuring Tenant's compliance with this Lease provided, any such entry by Landlord shall be subject to all rules, guidelines and procedures prescribed by Tenant in connection therewith. Landlord shall not be allowed entry to a Leased Property unless accompanied by such of Tenant's personnel as Tenant shall require and which Tenant shall promptly provide.

          17.04     Entire Agreement.  This Lease contains the entire agreement
                    ----------------
between Landlord and Tenant with respect to the subject matter hereof. No representations, warranties, and agreements have been made by Landlord or Tenant except as set forth in this Lease.

          17.05     Severability.  If any term or provision of this Lease is
                    ------------
held by Landlord to be invalid or unenforceable as to a Leased Property, such holding shall not affect the remainder of this Lease as to such Leased Property, or the validity or enforceability of this Lease as to any other Leased Property, and the same shall remain in full force and effect, unless such holding substantially deprives Tenant of the use of such Leased Property or Landlord of the Rents therefor, in which case this Lease shall forthwith terminate as to such Leased Property as if by expiration of the Term or an Extension Term, as the case may be, but shall remain in full force and effect with respect to each other Leased Property.

          17.06     Captions and Headings.  The captions and headings are
                    ----------------------
inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

          17.07     Governing Law.  This Lease shall be construed under the laws
                    -------------
of the State of Virginia (without application of choice of law provisions).

          17.08     Memorandum of Lease or Certain Rights Under the Lease.
                    -----------------------------------------------------
Landlord and Tenant agree that a record of this Lease or of certain rights under this Lease may be recorded by either party in a memorandum of lease approved by Landlord and Tenant with respect to each Leased Property. The party recording such memorandum must bear all costs of such recording.

          17.09     Waiver.  No waiver by Landlord of any condition or covenant
                    ------
herein contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant, nor shall the acceptance of Rent by Landlord at any time when Tenant is in default in the performance or observance of any condition or covenant herein be construed as a waiver of such default, or of Landlord's right to terminate this Lease or exercise any other remedy granted herein on account of such default.

          17.10     Assignment; Binding Effect.  Except as otherwise set forth
                    --------------------------
herein, this Lease shall not be assignable by Tenant, without the prior written consent of Landlord. This Lease will be binding upon and inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Landlord and Tenant.

          17.11  Consents and Approvals.   In each instance in this Lease where
                 ----------------------
the Landlord is required or permitted to give a consent or approval, or to make a determination, the Landlord's decision and any conditions thereon must be reasonable under the circumstances. Except as provided in Sections 8.07(d) and 13.01, there shall be a presumption that each such decision and any conditions thereon by Landlord was in fact reasonable, and Tenant shall have the burden of proof in any attempt to rebut that presumption. With respect to Sections 8.07(d) and 13.01, there shall be a presumption that each such decision and any conditions thereon by Landlord was in fact unreasonable, and Landlord shall have the burden of proof in any attempt to rebut that presumption.

          17.12  Single Property.  Throughout the form of this Lease there are
                 ---------------
references to "Leased Properties". If, in fact, there is only one Leased Property being leased hereunder, all such references shall, without further action, be deemed amended to refer solely to such Leased Property and all provisions relating to Leased Properties, including remedies applicable to only one Leased Property, shall likewise be amended to the extent necessary, but only to the extent necessary, to give effect to the fact that there is only one Leased Property.

          17.13  Modification.  This Lease may only be modified by a writing
                 ------------
signed by both Landlord and Tenant.

          17.14  Incorporation by Reference.  All schedules and exhibits
                 --------------------------
referred to in this Lease are incorporated herein by reference.

          17.15  No Merger.  As to each Leased Property, the surrender of
                 ---------
this Lease by Tenant or the cancellation of this Lease by agreement of Tenant and Landlord or the termination of this Lease on account of Tenant's default will not work a merger, and will, at Landlord's option, terminate any subleases or operate as an assignment to Landlord of any subleases. Landlord's option under this paragraph will be exercised by notice to Tenant and all known subtenants of such Leased Property.

          17.16  Force Majeure.  Landlord, its agents and employees, will not
                 -------------
be liable for any loss, injury, death, or damage (including consequential damages) to persons, property, or Tenant's Business occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling objects, steam, water, rain or snow, leak or flow of water (including water from the elevator system), rain or snow from any Leased Property or into any Leased Property or from the roof, street, subsurface or from any other place, or by dampness or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures of any Leased Property, or from construction, repair, or alteration of any Leased Property or from any acts or omissions of any other occupant or visitor of any Leased Property, or from the release, emission, discharge, presence or disposal of any hazardous substance or material on or from any Leased Property, or from any other cause beyond Landlord's control.

          17.17  Laches.  No delay or omission by either party hereto to
                 -------
exercise any right or power accruing upon any noncompliance or default by the other party with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof.

          17.18     Waiver of Jury Trial.  To the extent that there is any claim
                    --------------------
by one party against the other that is not to be settled by arbitration as provided in Article XIV hereof, Landlord and Tenant waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on all matters arising out of this Lease or the use and occupancy of any Leased Property (except claims for personal injury or property damage). If Landlord commences any summary proceeding for nonpayment of Rent, Tenant will not interpose, and waives the right to interpose, any counterclaim in any such proceeding.

          17.19     Permitted Contests.  Tenant, on its own or on Landlord's
                    ------------------
behalf (or in Landlord's name), but at Tenant's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any legal requirement or insurance requirement or any lien, attachment, levy, encumbrance, charge or claim provided that: (a) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Landlord and from the subject Leased Property; (b) neither the subject Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; (c) in the case of a legal requirement, Landlord would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; (d) in the event that any such contest shall involve a sum of money or potential loss in excess of Twenty Five Thousand Dollars ($25,000), Tenant shall deliver to Landlord and its counsel an opinion of Tenant's counsel to the effect set forth in clauses (a), (b) and (c), to the extent applicable; (e) in the case of a legal requirement and/or an Imposition, lien, encumbrance, or charge, Tenant shall give such reasonable security as may be demanded by Landlord to insure ultimate payment of the same and to prevent any sale or forfeiture of a subject Leased Property or the Rent in respect thereof by reason of such nonpayment or noncompliance; provided, however, the provisions of this Section shall not be construed to permit Tenant to contest the payment of Rent (except as to contests concerning the method of computation or the basis of levy of any Imposition or the basis for the assertion of any other claim) or any other sums payable by Tenant to Landlord hereunder; (f) in the case of an insurance requirement, the coverage required by Article IV shall be maintained; and (g) if such contest be finally resolved against Landlord or Tenant, Tenant shall, as Additional Rent due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable legal requirement or insurance requirement. Landlord, at Tenant's expense, shall execute and deliver to Tenant such authorizations and other documents as may be reasonably required in any such contest, and, if reasonably requested by Tenant or if Landlord so desires, Landlord shall join as a party therein. Tenant hereby agrees to indemnify and hold harmless Landlord, its officers, trustees, employees, shareholders, affiliates and agents from and against any and all demands, claims, causes of action, fines, penalties, damages (including punitive and consequential damages), losses, liabilities (including strict liability), judgments, costs and expenses (including, without limitation, attorneys' fees, court costs, and the costs set forth in Section 9.06) that may be incurred in connection with or arise from any such contest.

          17.20     Construction of Lease.  This Lease has been reviewed by
                    ---------------------
Landlord and Tenant and their respective professional advisors. Landlord and Tenant believe that this Lease is the product of all their efforts, that they express their agreement, and agree that they shall not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of any party's efforts in preparing such documents.

          17.21     Counterparts.  This Lease may be executed in duplicate
                    -------------
counterparts, each of which shall be deemed an original hereof or thereof.

          17.22     Relationship of Landlord and Tenant.  The relationship of
                    -----------------------------------
Landlord and Tenant is the relationship of lessor and lessee. Landlord and Tenant are not partners, joint venturers, or associates.

               {remainder of this page left intentionally blank}

          IN WITNESS WHEREOF, the parties hereto have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

                    CAPITAL AUTOMOTIVE L.P.

                    By:  Capital Automotive REIT,
                         Its General Partner

                         By:
                         Its:

                    [                 ]


                    By:
                    Its:

                 CHERNER LEASE AGREEMENT EXHIBITS AND SCHEDULES

                                   SCHEDULES

   A      Leased Properties
   B      Permitted Liens
   C      Base Annual Rent Schedule

                                    EXHIBITS

   2.02        Payment Account Information
   2.04        Base Annual Rent Adjustment
   5.07        Environmental Reports
   12.02       Material Agreements
   12.03       Changes in Condition
     15.02     Form of Subordination and Non-Disturbance Agreement

                                   EXHIBIT A
                                   ---------

                               LEASED PROPERTIES

 Lease             Lessees and Lessees Total Annual Initial Base                Properties
                            Rent for Leased Properties                           Covered
                                                                                by Lease
----------------------------------------------------------------------------------------------
   1       Cherner Lincoln Mercury-Annandale, Inc.                          6500 Little River
                                                                            Turnpike,
           $690,000 + $__________*                                          Annandale VA
                                                                            22312,
                                                                            (Tax Id. 72-001-
           *Amount attributable to closing costs, as set forth in           23A)
           Section
           7.5.1 of the Contribution Agreement, dated as of November
           __, 1997, relating to this Property.

----------------------------------------------------------------------------------------------

                                   EXHIBIT B

                                PERMITTED LIENS

     To be in form and substance acceptable to Landlord and provided by Tenant on or before the Commencement Date.

                                   EXHIBIT C
                                   ---------


                       INITIAL BASE ANNUAL RENT SCHEDULE

     See Exhibit A for Initial Base Annual Rent payments due on Leased Property.

                                 SCHEDULE 2.02
                                 -------------

                          PAYMENT ACCOUNT INFORMATION

     Wiring instructions for the Landlord's operating account are as follows:

     FIRST UNION NATIONAL BANK OF VIRGINIA
     CHARLOTTE, NC
     ABA# 051400549

     For Credit to:  CAPITAL AUTOMOTIVE REIT, Operating Account
               Account # 2050000478240

                                 SCHEDULE 2.04
                                 -------------

                          BASE ANNUAL RENT ADJUSTMENT

     The Base Annual Rent shall be increased, effective as of the commencement of the second Lease Year and as of each subsequent Lease Year by an amount equal to the Initial Base Rent multiplied by the change in the Index during the immediately preceding one (1) year period; provided, however, that, in the event that the above-calculated adjustment is greater than two percent (2%), such adjustment shall be equal to two percent (2%).

                                 SCHEDULE 5.07
                                 -------------

                             ENVIRONMENTAL REPORTS

     To be in form and substance acceptable to Landlord and provided by Tenant on or before the Commencement Date.

                                 SCHEDULE 12.02

                              MATERIAL AGREEMENTS
                              -------------------

     To be in form and substance acceptable to Landlord and provided by Tenant on or before the Commencement Date.

                                 SCHEDULE 12.03
                                 --------------

                              CHANGES IN CONDITION

     To be in form and substance acceptable to Landlord and provided by Tenant on or before the Commencement Date.

                                 SCHEDULE 15.02
                                 --------------

       See attached Form of Subordination and Non-Disturbance Agreement.

                  SUBORDINATION AND NON-DISTURBANCE AGREEMENT
                  -------------------------------------------


     THIS AGREEMENT is made as of this ___ day of __________, 1997, among _____________, a ___________ organized under the laws of the State of
_____________ ("Lender"), __________________ ("Tenant"), and CAPITAL AUTOMOTIVE
L.P., a Delaware limited partnership ("Landlord").

                                  WITNESSETH:
                                  -----------

     WHEREAS, Landlord and Tenant have entered into a certain Lease, dated ____________________ , which lease and all amendments, modifications, assignments, subleases and other agreements related thereto are attached hereto as Exhibit A and incorporated herein by this reference (collectively, the
   ---------
"Lease"), which Lease relates to the premises described therein (the "Premises"), and

     WHEREAS, Lender has made or has committed to make a first mortgage loan to Landlord in the principal amount not to exceed $_________ (the "Loan"), the Loan being secured by a mortgage, deed of trust or security deed (collectively, the "Mortgage") and an assignment(s) of leases and rents from Landlord to Lender covering the Premises; and

     WHEREAS, Tenant has agreed that the Lease shall be subject and subordinate to the Mortgage held by Lender, provided Tenant is assured of continued occupancy of the Premises under the terms of the Lease;

     NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and notwithstanding anything in the Lease to the contrary, it is hereby agreed as follows:

     1.   SUBORDINATION OF LEASE.  Lender, Tenant and Landlord do hereby
          ----------------------
covenant and agree that the Lease with all rights, options, liens and charges created thereby, is and shall continue to be subject and subordinate in all respects to the Mortgage and to any renewals, modifications, consolidations, replacements and extensions thereof and to all advancements made thereunder.

     2.   NONDISTURBANCE OF TENANT.  Lender does  hereby agree with Tenant that,
          ------------------------
in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as Tenant complies with and performs its obligations under the Lease, (a) Lender will take no action which will interfere with or disturb Tenant's possession or use of the Premises or other rights under the Lease, and (b) the Premises shall be subject to the Lease and Lender shall recognize Tenant as the tenant of the Premises for the remainder of the terms of the Lease in accordance with the provisions thereof, provided, however, that Lender shall not be subject to any offsets or defenses which Tenant might have against any prior landlord except those which arose under the provisions of the Lease out of such landlord's default and accrued after Tenant had notified Lender and given Lender the opportunity to cure same as hereinbelow provided, nor shall Lender be liable for any act or omission of any prior landlord, nor shall Lender be bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord nor shall it be bound by any amendment or modification of the Lease made without its consent.

     3.   ATTORNMENT BY TENANT.  Tenant does hereby agree with Lender that, in
          --------------------
the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Lender as the landlord under the Lease for the remainder of the term thereof, and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease. In such event, Lender shall not be liable for any act or omission of any prior landlord, liable for return of the security deposit unless same was actually delivered to Lender, bound by any amendment to or assignment of the Lease made without its consent, bound by any rent paid more than thirty (30) days in advance, or be subject to any set-off or defense Tenant might have had against any prior landlord. Tenant further covenants and agrees to execute and deliver upon request of Lender or its assigns, an appropriate Agreement of Attornment to Lender and any subsequent titleholder of the Premises.

     4.   ACKNOWLEDGMENT OF ACQUISITION RIGHTS. Lender acknowledges that Tenant
          ------------------------------------
has certain purchase rights under the lease. So long as Tenant complies with the provisions of the Lease, Lender acknowledges that Tenant may exercise such rights and Lender will honor such rights so long as Tenant pays the acquisition price to Lender or otherwise obtains a release from Lender.

     5.   CURATIVE RIGHTS, MODIFICATION OF LEASE, AND ADVANCE PAYMENT OF RENT.
          -------------------------------------------------------------------
So long as the Mortgage remains outstanding and unsatisfied:

     (a) Tenant will mail or deliver to Lender, at the address and in the manner hereinbelow provided, a copy of all notices permitted or required to be given to the Landlord by Tenant under and pursuant to the terms and provisions of the Lease. At any time before the rights of the Landlord shall have been forfeited or adversely affected because of any default of the Landlord, or within the time permitted the Landlord for curing any default under the Lease as therein provided, Lender may, but shall have no obligation to, pay any taxes and assessments, make any repairs and improvements, make any deposits or do any other act or thing required of the Landlord by the terms of the Lease; and all payments so made and all things so done and performed by Lender shall be as effective to prevent the rights of the Landlord from being forfeited or adversely affected because of any default under the Lease as the same would have been if done and performed by the Landlord.

     (b) Tenant will not consent to the modification of the Lease, nor to the termination thereof, without the prior written consent of Lender, such consent not to be unreasonably withheld or delayed, nor will Tenant pay any rent under the Lease more than thirty (30) days in advance.

     6.   CONSENT TO ASSIGNMENT.  Tenant acknowledges that Landlord will execute
          ---------------------
and deliver to Lender an assignment of the Lease as security for the Loan, and Tenant hereby expressly consents to such assignment.

     7.   LIMITATION OF LIABILITY.  Lender shall have no liability whatsoever
          -----------------------
hereunder prior to becoming the owner of the Premises; and Tenant agrees that if Lender becomes the owner of the Premises, Tenant shall look solely to the estate or interest of Lender in the Premises for satisfaction of any obligation which may be or become owing by Lender to Tenant hereunder or under the Lease.

     8.   LANDLORD AND TENANT CERTIFICATIONS.  Landlord and Tenant hereby
          ----------------------------------
certify to Lender that the Lease has been duly executed by Landlord and Tenant and is in full force and effect, that the Lease and any modifications and amendments specified herein are a complete statement of the agreement between Landlord and Tenant with respect to the leasing of the Premises, and the Lease has not been modified or amended except as specified herein; that to the knowledge of Landlord and Tenant, no party to the Lease is in default thereunder; that no rent under the Lease has been paid more than thirty (30) days in advance of its due date; and that Tenant, as of this date, has no charge, lien or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due thereunder.

          9.   TENANT ESTOPPEL CERTIFICATIONS.  With the knowledge that Lender,
               ------------------------------
as beneficiary of the mortgage encumbering the premises, will place substantial reliance thereon in connection with the closing and funding of the Loan, Tenant hereby makes the following certifications:

          (a) The term of the Lease commenced on ________, 19__, and will terminate on ______________.

          (b) The Lease, as described above, has not been modified, amended, assigned or subleased except as set forth in Exhibit A attached hereto, and is
                                             ---------
in good standing and in full force and effect.

          (c) The Lease provides for rental payments over the term of the Lease, all as specifically provided in the Lease. No rent under the Lease has been paid more than thirty (30) days in advance of the due date of same. For the year ____, monthly payments, which are due on the first (1st) day of each month, are as follows:


Basic Rent -        $________


          Payment of the above amount was timely made for the months of ______, ___and _____, ____, and the next payment of the above amount will be due on
________, ____.  In
addition to the above amount, certain additional sums are due to Landlord from Tenant under the Lease, all as specifically set forth in the Lease.

          (d) Tenant has paid a security deposit under the Lease.

          (e) To Tenant's knowledge there are no defaults by Landlord under the Lease and there are no existing circumstances which, with the passage of time, or notice, or both, would give rise to a default under the Lease.

          (f) Tenant has accepted and is occupying the Premises, and Landlord has no unperformed obligation under the Lease to construct any improvements for the Tenant related to the Premises.

          (g) Tenant has no charge, lien, claim of set-off or defense against rents or other charges due or to become due under the Lease or otherwise under any of the terms, conditions, or covenants contained therein.

          (h) Tenant has received no notice from any insurance company of any defects or inadequacies in the Premises or in any part thereof which would adversely affect the insurability of the Premises.

          (i) Except as provided in the Lease, Tenant does not have any right or option to purchase the Premises.

          (j) Except as provided in the Lease, Tenant does not have any rights or options to renew the Lease or to lease additional space in any building owned by the Landlord.

          10.  TENANT COVENANTS.
               ----------------

          (a) From and after the date hereof, Tenant will not pay any rent under the Lease more than thirty (30) days in advance of its due date.

          (b) From and after the date hereof, so long as there shall be any assignment of Landlord's interest in the Lease to Lender, or any successor thereto, Tenant will not: consent to the modification of the Lease nor to the termination thereof without the prior written consent of the Lender or any successor holder of the Loan or the Mortgage which consent shall not be unreasonably withheld or delayed (either of them being called "Mortgagee"), nor seek to terminate the Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission to such Mortgagee's last address furnished Tenant) and until a reasonable period of time shall have elapsed following the giving of such notice, during which period the Mortgagee shall have the right, but not the obligation, to remedy such act or omission.

          (c) Upon written notice of the default by Landlord under any of the loan documents held by Mortgagee and assignment of the Landlord's interest under the Lease by Landlord to Mortgagee, Tenant, if Mortgagee so requests, will recognize such Mortgagee as the Landlord under the Lease and will thereafter pay rent and other sums to Mortgagee (or to the party designated by the Mortgagee in writing) in accordance with the terms of the Lease, and, in such event, such Mortgagee will not be liable for any act or omission of any prior lessor, liable for return of the security deposit unless same was actually delivered to Mortgagee, bound by any amendment to or assignment of the Lease made without its consent, bound by any rent paid more than thirty (30) days in advance, or be subject to any set-off or defense Tenant might have had against any prior lessor.

          11.  NOTICES.  Unless and except as otherwise specifically provided
               -------
herein, any and all notices, elections, approvals, consents, demands, requests and responses thereto ("Communications") permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon the earlier of receipt thereof or three (3) days after deposit thereof in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth hereinbelow or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any Communication must be given shall commence on the date of receipt thereof, and provided further that no notice of change of address shall be effective with respect to Communications sent prior to the time of receipt of such change. Receipt of Communications hereunder shall occur upon actual delivery (whether by mail, facsimile transmission, messenger, courier service, or otherwise) to an individual party or to an officer, member, or general or limited partner of a party or to any agent or employee of such party at the address of such party set forth hereinbelow, subject to change as provided hereinabove. An attempted delivery in accordance with the foregoing, acceptance of which is refused or rejected, shall be deemed to be and shall constitute receipt; and an attempted delivery in accordance with the foregoing by mail, messenger, or courier service (whichever is chosen by the sender) which is not completed because of changed address of which no notice was received by the sender in accordance with this provision prior to the sending of the Communication shall also be deemed to be and constitute receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided hereinabove:


                              ------------------
                              ------------------
and, if given to Tenant, must be addressed as follows, subject to change as provided hereinabove:

                              ------------------
                              ------------------
                              ------------------


and, if given to Landlord, must be addressed as follows, subject to change as provided hereinabove:

                         Capital Automotive, L.P.

                         -----------------------
                         -----------------------


          12.  MISCELLANEOUS.  This Agreement shall be binding upon and inure to
               -------------
the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term "Landlord" or "landlord" refers to Landlord and to any successor to the interest of Landlord under the Lease.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

                                              LENDER:

Signed, sealed and delivered
in the presence of:                      By:
                                               Title:

--------------------------------      ---------------------------------
Witness
                                            (CORPORATE SEAL)



                                                       TENANT:

Signed, sealed and delivered
in the presence of:                      By:
                                               Title:

--------------------------------      ---------------------------------
Witness                               (CORPORATE SEAL)

                                                        LANDLORD:

Signed, sealed and delivered
in the presence of:                      By:
                                                Title:

--------------------------------      ---------------------------------
Witness                               (PARTNERSHIP SEAL)

                                   EXHIBIT A


Lease Dated __________ from ________________ to _______________ with Exhibit A attached, all in the form attached hereto as Attachment to Exhibit A.
                                             ------------------------

County of ________________________:
                                         SS:
State of _________________________:

          This is to certify that on this ____ day of ________, 1997, personally appeared before me, a notary public of the County (City) aforesaid, known to me (or satisfactorily identified to me) to be the individual signing on behalf of Lender in the capacity stated by his signature, and that he acknowledged the within document to be the act and deed of the Lender.



                                    ------------------------------------
                                    Notary Public

                                    My commission expires:

County of  ______________________:
                                         SS:
State of ________________________:

          This is to certify that on this ____ day of _________, 1997, personally appeared before me, a notary public of the County (City) aforesaid, known to me (or satisfactorily identified to me) to be the individual signing on behalf of Tenant in the capacity stated by his signature, and that he acknowledged the within document to be the act and deed of the Tenant.



                                    --------------------------------------
                                    Notary Public

                                    My commission expires:

County of __________________________:
                                     SS:
State of ___________________________:

          This is to certify that on this ____ day of _______, 1997, personally appeared before me, a notary public of the County (City) aforesaid, known to me (or satisfactorily identified to me) to be the individual signing on behalf of Landlord in the capacity stated by his signature, and that he acknowledged the within document to be the act and deed of the Landlord.



                                    ----------------------------------------
                                    Notary Public

                                    My commission expires:

                         CHERNER CONTRIBUTION AGREEMENT

                                    EXHIBITS

     A.             Partnership Agreement
     4.4(a)         Form of  Company Lease
     4.4(c)         Guaranty and Subordination Agreement
     7.2.1(i)       Investor Questionnaires
     7.2.1(p)       Lender's Estoppel Certificate
     7.2.1(q)       Opinion of Contributor's Counsel
     7.2.2(f)       Opinion of Company Counsel

                                   SCHEDULES

     I.             Contributors (Names and Addresses)
     1.2            Schedule of Properties; Ownership Interests
                    in Properties and Contribution Amounts
     1.3(a)         Schedule of Units Issued in Consideration
                    for Each Property
     1.3(b)         Mortgage Debt
     4.1            Prior Occupants
     4.4(b)         Guaranties
     5.1            Scheduled Exceptions
     9.6            Material Defaults
     9.13           Zoning
     9.15.5(a)      The Treatment, Storage and Disposal Locations for
                    Substances of Concern

     9.15.5(b)      Storage Tanks
     9.15.5(c)      Existence of Asbestos
     9.15.5(f)      Environmental Permits and Authorizations
     9.16           Insurance
     9.19           Lease Disclosures
     9.19.2         Leases and Rent Rolls
     9.19.13        Other Landlords
     9.20(a)        Service Contracts
     9.20(b)        Management Contracts
     9.23           Liabilities of Contributors
     9.24           Contracts
     9.26           Employee Benefit Plans/Employment
                    Contracts/Employee Benefit Liabilities
     12.1.5         Restrictions on Sale and/or Financing of Specified
                    Properties
     12.4.5         Limitations on Indebtedness
     14.2.1         Indemnitors

                                   EXHIBIT A
                                   ---------

                             PARTNERSHIP AGREEMENT

     To be delivered at Closing.

                                 EXHIBIT 4.4(a)
                                 --------------

                             FORM OF COMPANY LEASE
Master




                                LEASE AGREEMENT

                                    BETWEEN

                       CAPITAL AUTOMOTIVE L.P., LANDLORD

                                      AND

                      [                       ], TENANT

                           DATED: ____________, 1997


ARTICLE I              LEASE AGREEMENT, LEASED PROPERTY AND TERM........................................ 1
                       1.01   Lease Agreement........................................................... 1
                       1.02   Contingent Upon Acquisition of the Leased Property........................ 2
                       1.03   Term...................................................................... 2
                       1.04   Holding Over.............................................................. 3
                       1.05   Surrender................................................................. 4

ARTICLE II             RENT............................................................................. 4
                       2.01   Base Rent................................................................. 4
                       2.02   Payment................................................................... 4
                       2.03   Security Deposit.......................................................... 4
                       2.04   Base Annual Rent Adjustment............................................... 5
                       2.05   Additional Rent........................................................... 5
                       2.06   Place(s) of Payment of Rent; Direct Additional Rent....................... 5
                       2.07   Net Lease................................................................. 5
                       2.08   No Termination, Abatement, Etc............................................ 5

ARTICLE III            IMPOSITIONS AND UTILITIES........................................................ 6
                       3.01   Payment of Impositions.................................................... 6
                       3.02   Definition of Impositions................................................. 7
                       3.03   Utilities................................................................. 8
                       3.04   Escrow of Impositions..................................................... 8
                       3.05   Discontinuance of Utilities............................................... 9
                       3.06   Liens..................................................................... 9

ARTICLE IV            INSURANCE......................................................................... 9
                      4.01    Insurance................................................................. 9
                      4.02    Insurance Limits..........................................................11
                      4.03    Insurance Requirements....................................................11
                      4.04    Replacement Cost..........................................................12
                      4.05    Blanket Policy............................................................12
                      4.06    No Separate Insurance.....................................................12
                      4.07    Waiver of Subrogation.....................................................13
                      4.08    Mortgages.................................................................13
                      4.09    Other Insurance Requirements..............................................13


ARTICLE V             INDEMNITY; SUBSTANCES OF CONCERN..................................................14
                      5.01    Tenant's Indemnification..................................................14
                      5.02    Substances of Concern.....................................................14
                      5.03    Audits....................................................................17
                      5.04    Landlord's Option Re: Compliance..........................................17
                      5.05    Environmental Indemnification.............................................17
                      5.06    Tenant's Cleanup Obligation...............................................18
                      5.07    Existing Environmental Conditions.........................................18
                      5.08    Survival of Tenant's Obligations..........................................19

ARTICLE VI            USE AND ACCEPTANCE OF PREMISES....................................................19
                      6.01    Use of Leased Properties..................................................19
                      6.02    Acceptance of Leased Properties...........................................19
                      6.03    Conditions of Use and Occupancy...........................................19
                      6.04    Financial Statements and Other Information................................20

ARTICLE VII           REPAIRS, COMPLIANCE WITH LAWS, AND MECHANICS' LIENS...............................20
                      7.01    Maintenance...............................................................20
                      7.02    Compliance with Laws......................................................21
                      7.03    Required Alterations......................................................21
                      7.04    Mechanics' Liens..........................................................21
                      7.05    Replacements of Fixtures..................................................22
                      7.06    Encroachments; Restrictions...............................................22

ARTICLE VIII         ALTERATIONS AND SIGNS; TENANT'S PROPERTY;
                     CAPITAL ADDITIONS TO THE LEASED PROPERTIES.........................................23
                     8.01     Tenant's Right to Construct...............................................23
                     8.02     Scope of Right............................................................23
                     8.03     Cooperation of Landlord...................................................24
                     8.04     Commencement of Construction..............................................24
                     8.05     Rights in Tenant Improvements.............................................25
                     8.06     Personal Property.........................................................25
                     8.07     Requirements for the Tenant's Personal Property...........................25
                     8.08     Financings of Capital Additions to a Leased Property......................27


ARTICLE IX           DEFAULTS AND REMEDIES..............................................................27
                     9.01     Events of Default.........................................................27
                     9.02     Remedies..................................................................30
                     9.03     Right of Set-Off..........................................................32
                     9.04     Performance of Tenant's Covenants.........................................33
                     9.05     Late Charge...............................................................33
                     9.06     Litigation; Attorneys' Fees...............................................33
                     9.07     Remedies Cumulative.......................................................34
                     9.08     Escrows and Application of Payments.......................................34
                     9.09     Power of Attorney.........................................................34

ARTICLE X            DAMAGE AND DESTRUCTION.............................................................35
                     10.01    General...................................................................35
                     10.02    Landlord's Inspection.....................................................35
                     10.03    Landlord's Costs..........................................................36
                     10.04    Rent Abatement............................................................36
                     10.05    Substantial Damage During Lease Term......................................36
                     10.06    Damage Near End of Term...................................................37
                     10.07    Risk of Loss..............................................................37

ARTICLE XI           CONDEMNATION.......................................................................38
                     11.01    Total Taking..............................................................38
                     11.02    Partial Taking............................................................38
                     11.03    Restoration...............................................................38
                     11.04    Landlord's Inspection.....................................................39
                     11.05    Award Distribution........................................................39
                     11.06    Temporary Taking..........................................................39

ARTICLE XII          ADDITIONAL REPRESENTATIONS, WARRANTIES AND FINANCIAL COVENANTS.....................40
                     12.01    Organization and Qualification............................................40
                     12.02    Material Agreements.......................................................41
                     12.03    Changes in Condition......................................................41
                     12.04    Franchises, Licenses, etc.................................................41
                     12.05    Litigation................................................................42
                     12.06    Authorization and Enforceability..........................................42
                     12.07    No Legal Obstacle to Lease................................................42
                     12.08    Certain Business Representations..........................................43


                    12.09    Certain Financial Covenants................................................44
                    12.10    Cash Flow Coverage Ratio Covenant..........................................45
                    12.11    Disclosure.................................................................45
                    12.12    Covenant Not to Acquire....................................................45

ARTICLE XIII        ASSIGNMENT AND SUBLETTING; ATTORNMENT...............................................45
                    13.01     Prohibition Against Subletting and Assignment.............................45
                    13.02     Changes of Control........................................................46
                    13.03     Operating/Service Agreements..............................................46
                    13.04     Assignment................................................................48
                    13.05     REIT Limitations..........................................................48
                    13.06     Attornment................................................................49
                    13.07     Severance and Spin-Off....................................................49

ARTICLE XIV         ARBITRATION.........................................................................50
                    14.01     Controversies.............................................................50
                    14.02     Appointment of Arbitrators................................................50
                    14.03     Arbitration Procedure.....................................................50
                    14.04     Expenses..................................................................50
                    14.05     Enforcement of the Arbitration Award......................................51

ARTICLE XV          QUIET ENJOYMENT, SUBORDINATION,ATTORNMENT,
                    ESTOPPEL CERTIFICATES...............................................................51
                    15.01     Quiet Enjoyment...........................................................51
                    15.02     Landlord Mortgages; Subordination.........................................51
                    15.03     Attornment................................................................51
                    15.04     Estoppel Certificates.....................................................52
                    15.05     Waiver of Landlord's Lien.................................................52

ARTICLE XVI         RIGHT OF FIRST OFFER................................................................53
                    16.01     Right of First Offer During Lease Term or Extension Term..................53
                    16.02     Right to Purchase at End of an Extension Term.............................54

ARTICLE XVII        MISCELLANEOUS.......................................................................55
                    17.01     Notices...................................................................55
                    17.02     Advertisement of a Leased Property........................................56
                    17.03     Landlord's Access.........................................................56

                    17.04     Entire Agreement......................................................56
                    17.05     Severability..........................................................57
                    17.06     Captions and Headings.................................................57
                    17.07     Governing Law.........................................................57
                    17.08     Memorandum of Lease or Certain Rights Under the Lease.................57
                    17.09     Waiver................................................................57
                    17.10     Assignment; Binding Effect............................................57
                    17.11     Consents and Approvals................................................57
                    17.12     Single Property.......................................................58
                    17.13     Modification..........................................................58
                    17.14     Incorporation by Reference............................................58
                    17.15     No Merger.............................................................58
                    17.16     Force Majeure.........................................................58
                    17.17     Laches................................................................58
                    17.18     Waiver of Jury Trial..................................................58
                    17.19     Permitted Contests....................................................59
                    17.20     Construction of Lease.................................................59
                    17.21     Counterparts..........................................................60
                    17.22     Relationship of Landlord and Tenant...................................60


SCHEDULES

                    A            Leased Properties
                    B            Permitted Liens
                    C            Base Annual Rent Schedule

EXHIBITS

                   2.02          Payment Account Information
                   2.04          Base Annual Rent Adjustment
                   5.07          Environmental Reports
                  12.02          Material Agreements
                  12.03          Changes in Condition
                  15.02          Form of Subordination and Non-Disturbance Agreement


                                LEASE AGREEMENT

          This Lease Agreement ("Lease") dated as of the ______ day of November, 1997 by and between CAPITAL AUTOMOTIVE L.P., a Delaware limited partnership ("Landlord"), having its principal office at [__________________] and [
], a ___________ [corporation], having its principal office at [________________] ("Tenant").

                                    RECITALS

          WHEREAS, Tenant or an Affiliate (as hereafter defined) has conveyed or will convey to Landlord certain parcels of real estate and improvements thereon upon which Tenant engages in motor vehicle retail and/or motor vehicle related businesses (the "Business"), which parcels of real estate and improvements thereon are described on Schedule A attached hereto and incorporated herein by reference (each hereinafter a "Leased Property" or collectively, the "Leased Properties"), and Landlord and Tenant desire to provide for the lease by Landlord to Tenant of the Leased Properties; and

          WHEREAS, Landlord and Tenant desire that each of the Leased Properties shall be the subject of this Lease and be used by Tenant in its operation of the Business; and

          WHEREAS, this Lease provides that additional real estate and improvements thereon may be made subject to the operation and effect of this Lease, upon execution by Landlord and Tenant of a Lease Supplement designating each such additional property as a Leased Property hereunder.

          NOW, THEREFORE, in consideration of the foregoing premises and of their respective agreements and undertakings herein, and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

                                   ARTICLE I
                   LEASE AGREEMENT, LEASED PROPERTY AND TERM

          1.01      Lease Agreement.  Landlord does hereby let and lease unto
                    ---------------
Tenant, and Tenant does hereby take and hire from Landlord, the Leased Properties, which shall respectively consist of:

          (a) The parcels of land described and located at the addresses listed in Schedule A hereto, as more particularly described therein, together with any additional parcels of real estate and improvements thereon subsequently designated as a Leased Property by the parties pursuant to a Lease Supplement as provided for herein, together with all rights, titles, appurtenant interests, covenants, licenses, privileges and benefits thereto belonging, and any easements, rights-of-way, rights of ingress or egress or other interests in, on, or to any land, highway, street, road or avenue, open or proposed, in, on, across, in front of, abutting or adjoining such real property including, without limitation, any strips and gores adjacent to or lying between such real estate and any adjacent real estate (the "Land");

          (b) All buildings, improvements, structures and Fixtures (as hereinafter defined) now located or to be located or to be constructed on the Land, including, without limitation, sidewalks, landscaping, parking lots and structures, roads, drainage and all above ground and underground utility structures and conduits (on-site or off-site), equipment systems and other so-called "infrastructure" improvements (the "Improvements");

          (c) All equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, located in, on or used in connection with, and permanently affixed to or incorporated into, the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and similar systems, all of which, to the greatest extent permitted by law, are hereby deemed to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively the "Fixtures"); and

          (d) All easements, rights and appurtenances relating to the Land and the Improvements.

          SUBJECT, HOWEVER, to the liens, encumbrances, restrictions, agreements, and other title matters listed or specifically referred to in Schedule B ("Permitted Exceptions").

          The Leased Properties shall however exclude all furniture, equipment, inventory and items of moveable personal property attached to the Land or Improvements that relate to the business being conducted on the Leased Property which items may readily be removed without material damage to the Land and Improvements whether or not such items might legally be considered to be "fixtures" (all of which are owned by Tenant and shall hereinafter be defined as the "Excluded Personal Property").

          1.02      Contingent Upon Acquisition of the Leased Property.  In the
                    --------------------------------------------------
event this Lease is executed prior to the conveyance by Tenant or an Affiliate of the Leased Property to Landlord, the parties acknowledge that the effectiveness of this Lease in respect of such Leased Property is contingent upon the closing of such conveyance (the "Commencement Date").

          1.03      Term.  The initial term of this Lease (the "Term") shall be
                    ----
for a fixed term of One Hundred and Twenty (120) months commencing on the Commencement Date. The initial term for any Leased Property designated in a Lease Supplement shall begin on the date of such Lease Supplement and expire at the end of the Term or then current Extension Term (as hereafter defined), as the case may be. Tenant shall have the right to extend this Lease for the Leased Properties as a group, at Tenant's option, for one One Hundred and Twenty (120) month renewal term from the expiration of the Term (the "First Extension Term"), provided that no Event of Default (as defined in Section 9.01 hereof) shall exist and be continuing. In addition, Tenant shall have the right to extend this Lease for the Leased Properties as a group at Tenant's option, for a second One Hundred and Twenty
(120) month renewal term from the expiration of the First Extension Term (the "Second Extension Term", each an "Extension Term", and collectively with the First Extension Term, the "Extension Terms") provided that no Event of Default (as defined in Section 9.01 hereof) shall exist and be continuing. Tenant shall exercise the First Extension Term by written notice to Landlord no later than twelve months prior to the end of the Term. Tenant shall exercise the Second Extension Term by written notice to Landlord no later than twelve (12) months prior to the end of the First Extension Term. Notwithstanding anything else to the contrary in this Agreement, the Rent during the Second Extension Term shall be the Fair Market Rent (as hereafter defined) for the Leased Property. Fair Market Rent shall be determined as soon as possible after receipt by Landlord of Tenant's notice of option exercise, on the basis of appraisals of independent appraisers selected in accordance with the provisions of Section 16.02(b). Tenant shall have the right, in its sole discretion, to rescind the exercise of Tenant's option to extend the Lease for the Second Extension Term during a period of five (5) business days after the determination of the Fair Market Rent. If Tenant shall fail to exercise the right to rescind within such five (5) day period, the election to extend shall be irrevocable and the Fair Market Rent so determined shall be the Base Annual Rent during the Second Extension Term notwithstanding any changes in the market rental rates, whether upward or downward, which may occur after such determination. However, notwithstanding anything else in this Agreement, Fair Market Rent shall become the Base Annual Rent (as defined hereafter) and shall be subject to Base Annual Rent Adjustments as set forth in Section 2.04.

          1.04      Holding Over.  Should Tenant, without the express consent of
                    ------------
Landlord, continue to hold and occupy any Leased Property after the expiration or earlier termination of the Term or any Extension Term, as the case may be, such holding over beyond the Term and the acceptance or collection of Rent (as defined hereinafter) by Landlord shall operate and be construed as creating a tenancy from month-to-month and not for any other term whatsoever. During any such holdover period Tenant shall pay to Landlord for each month (or portion thereof) Tenant remains in such Leased Property, in lieu of the Base Annual Rent (as defined hereafter) for such Leased Property, an amount equal to the sum of one-twelfth (1/12) of (i) one hundred seven percent (107%) of such Base Annual Rent (the "Holdover Rate"), and (ii) as applicable, one hundred percent (100%) of the Additional Rent (as defined hereinafter) for such Leased Property and Other Additional Rent (as defined hereinafter) for such Leased Property, each as in effect on the expiration date. Said month-to-month tenancy may be terminated by Landlord by giving Tenant thirty (30) days written notice, and at any time thereafter Landlord may re-enter and take possession of such Leased Property.

          1.05      Surrender.  Except as a result of (a) Tenant Improvements
                    ---------
and Capital Additions (as defined hereinafter); (b) normal and reasonable wear and tear (subject to the obligation of Tenant to maintain each Leased Property in good order and repair during the Term); and (c) casualty, taking or other damage and destruction not required to be repaired by Tenant, Tenant shall surrender and deliver up each Leased Property at the expiration or termination of the Term or the Extension Term therefor, as the case may be, broom clean, in good order and repair, free of the Excluded Personal Property and any additional items of Tenant's personal property (together with the Excluded Personal Property, the "Tenant's Personal Property"), all of which Tenant shall remove prior to such surrender and delivery, and in as good order and condition as of the Commencement Date.


                                   ARTICLE II
                                      RENT

          2.01      Base Rent.  Tenant shall pay Landlord annual base rent (the
                    ---------
"Base Annual Rent") as to the Leased Property for each year during the Term or the Extension Term (each such year a "Lease Year"), which Base Annual Rent shall be subject to upward adjustment pursuant to Section 2.04. In the first Lease Year, Base Annual Rent shall be in the amount set forth on Schedule A (the "Initial Base Annual Rent"), paid to Landlord in twelve equal monthly installments.

          2.02      Payment.  Tenant shall pay Landlord the Base Annual Rent as
                    -------
to the Leased Property for each Lease Year, without notice, demand, set-off or counterclaim in advance, in lawful money of the United States of America and payable in consecutive monthly installments commencing on the Commencement Date and thereafter on the first day of each month during the Term. Tenant will, to the extent that such method of payment is compatible with its business practices, make such payments by direct deposit of immediately available funds to the account set forth in Exhibit 2.02 (which Exhibit 2.02 may be modified by Landlord from time to time upon Notice (as hereafter defined) to Tenant).

          2.03      Security Deposit.  Prior to the Commencement Date, Tenant
                    ----------------
shall deliver to Landlord an amount equal to one-twelfth (1/12th) of the Base Annual Rent, which amount shall be held by Landlord as security (the "Security Deposit") for the performance of Tenant's payment and other obligations under this Lease. Upon an Event of Default and the continuance thereof, Landlord shall have the right, but not the obligation, to apply the Security Deposit as set forth in Section 9.08. Landlord shall return the Security Deposit, without interest, after expiration of this Lease, if Tenant has fully and faithfully carried out all of the terms, covenants and conditions hereof. In the event that Landlord eliminates its standard business policy of requiring security deposits from tenants, then Landlord shall refund the Security Deposit to Tenant within thirty (30) days of such policy change.

           2.04   Base Annual Rent Adjustment.
                  ---------------------------

                  (a) The Base Annual Rent shall be adjusted during the Lease Term or the Extension Terms under the procedures set forth in Exhibit 2.04 (the "Base Annual Rent Adjustment").

                  (b) As used in Exhibit 2.04, the "Index" shall mean the CP I-U published by the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for All Urban Consumers, U.S. City Average. If at any time during the Term or the Extension Term, as the case may be, the Index shall be discontinued, Landlord shall select a substitute index, being an existing official index published by the Bureau of Labor Statistics or its successor or another, similar governmental agency, which index is most nearly equivalent to the Index.

          2.05      Additional Rent.  As to each Leased Property, in addition to
                    ---------------
the Base Annual Rent, Tenant shall pay all other amounts, liabilities, obligations and Impositions (as hereinafter defined) which Tenant assumes or agrees to pay under this Lease and any fine, penalty, interest, charge and cost which may be added for nonpayment or late payment of such items (collectively, the "Additional Rent").

          2.06      Place(s) of Payment of Rent; Direct Payment of Additional
                    ---------------------------------------------------------
Rent.  The Base Annual Rent and Additional Rent are hereinafter referred to as
-----
"Rent." Landlord shall have all legal, equitable and contractual rights, powers and remedies provided in this Lease or by statute or otherwise in the case of nonpayment of the Rent for each Leased Property. Tenant shall make all payments of Rent at Landlord's address set forth in Section 17.01 or as Landlord may otherwise from time to time direct in writing, or, if Landlord shall direct Tenant, directly to a bank account specified by Landlord to Tenant in writing. At the direction of the Landlord, Tenant shall make payments of Additional Rent directly to the person or persons to whom such amount is owing at the time and times when such payments are due, and Tenant shall give to Landlord such evidence of such direct payments as Landlord shall reasonably request.

          2.07      Net Lease.  This Lease shall be deemed and construed to be
                    ----------
an "absolute net lease" or "triple net lease," (i.e. that Tenant shall pay all costs and expenses related to the ownership and operations of each Leased Property, thereby leaving all Rent as an absolutely net return to Landlord) and as to each Leased Property, Tenant shall pay all Rent, Impositions, and other charges and expenses in connection with such Leased Property throughout the Term and any Extension Term, without abatement, deduction or set-off.

          2.08      No Termination, Abatement, Etc.  Except as otherwise
                    -------------------------------
specifically provided herein, Tenant shall remain bound by this Lease in accordance with its terms. Except as otherwise specifically provided herein, Tenant shall not, without the prior written consent of

Landlord, modify, surrender or terminate this Lease as to any Leased Property, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent as to any Leased Property for any reason whatsoever. Except as specifically provided herein, the obligations of Landlord and Tenant shall not be affected by reason of: (a) the lawful or unlawful prohibition of, or restriction upon, Tenant's use of any Leased Property, or any part thereof, the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title; (b) any claim which Tenant has or might have against Landlord or by reason of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties; (c) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceeding affecting Landlord or any assignee or transferee of Landlord; (d) any damage to, or destruction of, any Leased Property or any portion thereof for whatever cause, or any taking of the Leased Property or any portion thereof; or (e) any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Tenant from any such obligations as a matter of law. Except as otherwise specifically provided herein, and to the maximum extent permitted by law, Tenant hereby specifically waives all rights, including but not limited to any rights under any statute relating to rights of tenants in the jurisdictions where the Leased Properties are located, which may now be conferred upon it by law, relating to: (a) the modification, surrender or termination of this Lease, or the quitting or surrender of any Leased Property or any portion thereof; (b) any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder; or (c) any rights of redemption. As to each Leased Property, the obligations of Landlord and Tenant hereunder shall be separate and the Rent and all other sums shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.

                                  ARTICLE III
                           IMPOSITIONS AND UTILITIES

          3.01      Payment of Impositions.  Subject to the adjustments set
                    ----------------------
forth herein, Tenant shall pay, in the manner set forth in Section 3.04, as Additional Rent, to the Landlord an amount equal to the amount necessary to pay all Impositions (as hereinafter defined) that may be levied or become a lien on any Leased Property or any part thereof at any time (whether prior to or during the Term), without regard to prior ownership of said Leased Property, before the same becomes delinquent. Tenant's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon any Leased Property or any part thereof. Tenant, at its expense, shall prepare and file all tax returns and reports in respect of any Imposition as may be required by governmental authorities, provided, however, that Tenant shall provide to Landlord copies of all filings of such tax returns or reports in respect of any real or personal property owned by Landlord. Tenant shall be entitled to any refund due in respect of such Impositions from any taxing authority if no Event of Default shall have occurred hereunder and be continuing. Any refunds in respect of such Impositions retained by Landlord due to an

Event of Default shall be applied as provided in Section 9.08. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to a Leased Property as may be necessary to prepare any required tax returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Landlord and Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file with respect to their respective owned personal property. Landlord, to the extent it possesses the same, and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing such returns or reports for any property so classified as personal property. To the extent that Landlord is legally required to file personal property tax returns, Tenant will be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Tenant to file a protest. Tenant may, upon notice to Landlord, at Tenant's option and at Tenant's sole cost and expense, protest, appeal, or institute such other proceedings as Tenant may deem appropriate to effect a reduction of real estate or personal property assessments and Landlord, at Tenant's expense as aforesaid, shall fully cooperate with Tenant in such protest, appeal, or other action. Tenant shall provide Landlord copies of all materials filed or presented in connection with any such proceeding. Tenant shall promptly reimburse Landlord for all taxes paid by Landlord, which were not paid with deposits received from Tenant, upon receipt of billings accompanied by copies of a bill therefor and payments thereof which identify the property with respect to which such payments are made. Impositions imposed with respect to the tax-fiscal period during which the Term commences and terminates as to each Leased Property shall be adjusted and prorated between Landlord and Tenant on a per diem basis, with Tenant being obligated to pay its pro rata share from and including the Commencement Date to and including the expiration or termination date of the Term or Extension Term, as the case may be, whether or not such Imposition is imposed before or after such commencement or termination, and Tenant's obligation to pay its prorated share thereof shall survive such termination. Tenant shall also pay to Landlord a sum equal to the amount which Landlord may be caused to pay of any privilege tax, sales tax, gross receipts tax, rent tax, occupancy tax or like tax (excluding any tax based on net income), hereinafter levied, assessed, or imposed by any federal, state, city, county or municipal or other local governmental authority, or any subdivision thereof, upon or measured by rent or other consideration required to be paid by Tenant under this Lease.

          3.02      Definition of Impositions.  "Impositions" means,
                    -------------------------
collectively: (a) taxes (including without limitation, all real estate and personal property ad valorem (whether assessed as part of the real estate or separately assessed as unsecured personal property), sales and use, business or occupation, single business, gross receipts, transaction, privilege, rent or similar taxes, but not including income or franchise or excise taxes payable with respect to Landlord's receipt of Rent); (b) assessments, whether in the nature of a special assessment or otherwise (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term or any Extension Term, as the case may be); (c) ground rents, water, sewer or other rents and charges, excises, tax levies, and fees (including, without limitation, license, permit, inspection, authorization and similar fees); (d) to the extent they may become a lien on a Leased

Property, all taxes imposed on Tenant's operations of such Leased Property including without limitation, employee withholding taxes, income taxes and intangible taxes; and (e) all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforseen, of every character in respect of each Leased Property or any part thereof, the Business conducted by Tenant thereon, and/or the Rent (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term or any Extension Term, as the case may be, hereof may be assessed or imposed on or in respect of or be a lien upon (i) Landlord or Landlord's interest in any Leased Property or any part thereof; (ii) any Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein; or (iii) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with any Leased Property or the leasing or use of any Leased Property or any part thereof. Tenant shall not, however, be required to pay: (x) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Landlord or (y) except as provided in Section 13.01, any tax imposed with respect to the sale, exchange or other disposition by Landlord of a Leased Property or the proceeds thereof; provided, however, that if any tax, assessment, tax levy or charge which Tenant is obligated to pay pursuant to the first sentence of this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (x) or (y) immediately above is levied, assessed or imposed expressly in lieu thereof Tenant shall then pay such tax, levy, or charge set forth in said clause (x) or (y).

          3.03      Utilities.  Tenant shall contract for, in its own name, and
                    ---------
will pay, as Additional Rent all taxes, assessments, charges/deposits, and bills for utilities, including without limitation charges for water, gas, oil, sanitary and storm sewer, electricity, telephone service, trash collection, and all other utilities which may be charged against the occupant of the Improvements during the Term. Tenant shall at all times maintain that amount of heat necessary to ensure against the freezing of water lines. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any liability or damages to the utility systems of each Leased Property that may result from Tenant's failure to maintain sufficient heat in the Improvements therefor.

          3.04      Escrow of Impositions. Unless waived by written notice from
                    ---------------------
Landlord to Tenant, Tenant shall thereafter deposit with Landlord on the first day of each month during the Term hereof and any Extension Term, as the case may be, a sum equal to one-twelfth (1/12th) of the Impositions assessed against such Leased Property which sums shall be used by Landlord toward payment of such Impositions. If, at the end of any applicable tax year, any such funds held by Landlord are insufficient to make full payment of taxes or other Impositions for which such funds are held, Tenant, on demand, shall pay to Landlord any additional funds necessary to pay and discharge in full the obligations of Tenant pursuant to the provisions of this Section. If, however, at the end of any applicable tax year, such funds held by Landlord are in excess of the total payment required to satisfy taxes or other Impositions for which such funds are held, Landlord shall apply such excess amounts to a tax and Imposition escrow fund for the next tax year. With respect to each Leased Property, if any such excess exists following the expiration or earlier termination of this Lease, and subject to Section 8.08 below, Landlord shall promptly refund such excess amounts to Tenant. The receipt by Landlord of the payment of such Impositions by and from Tenant shall only be as an accommodation to Tenant and the taxing authorities, and shall not be construed as rent or income to Landlord, Landlord serving, if at all, only as a conduit for delivery purposes.

          3.05      Discontinuance of Utilities.  Landlord will not be liable
                    ---------------------------
for damages to person or property or for injury to, or interruption of, business for any discontinuance of utilities at any Leased Property nor will such discontinuance in any way be construed as an eviction of Tenant from such Leased Property or cause an abatement of Rent as to such Leased Property or operate to release Tenant from any of Tenant's obligations as to such Leased Property under this Lease. Notwithstanding the forgoing, however, Landlord shall be liable for damages to person or property or for injury to, or interruption of business, for any discontinuance of utilities at any Leased Property, in the event and to the extent, such damages or injury are caused by the wilful misconduct of the Landlord.

          3.06      Liens.  Subject to Section 17.19 relating to contests,
                    -----
Tenant shall not directly or indirectly create or allow to remain, and will promptly discharge at its expense, any lien, encumbrance, attachment, title retention agreement or claim upon any Leased Property or any attachment, levy, claim or encumbrance in respect of any Rent provided under this Lease, not including, however: (a) this Lease; (b) utility easements and road rights-of-way in the customary form (i) provided the same do not adversely affect the intended use of the Leased Properties (including the Improvements) and do not create a material adverse effect on the value of the Leased Properties or (ii) which result solely from the action or inaction of Landlord; (c) zoning and building laws or ordinances, provided they do not prohibit the use of the Leased Properties for the Business and so long as the Leased Properties are in compliance with same; (d) such encumbrances as are subsequently consented to in writing by Landlord, but excluding liens in respect of Impositions required to be paid under Section 3.01; (e) liens for Impositions so long as (i) the same are not yet payable or are payable without the addition of any fine or penalty or (ii) such liens are being contested as permitted under Section 16.18; and (f) other encumbrances, easements, rights of way or liens (i) provided the same do not adversely affect the intended use of the Leased Properties (including the Improvements) and do not create a material adverse effect on the value of the Leased properties, or (ii) which result solely from the action or inaction of Landlord.


                                   ARTICLE IV
                                   INSURANCE

          4.01      Insurance.  Tenant shall, at Tenant's expense, keep the
                    ---------
Improvements, Fixtures, and other components of each Leased Property insured against the following risks:

               (a) Loss or damage by fire with extended coverage (including windstorm and subsidence), vandalism and malicious mischief, sprinkler leakage and all other physical loss perils commonly covered by "All Risk" insurance in an amount not less than one hundred percent (100%) of the then full replacement cost thereof (as hereinafter defined). Such policy shall include an agreed amount endorsement if available at a reasonable cost. Such policy shall also include endorsements for contingent liability for operation of building laws, demolition costs, and increased cost of construction.

               (b) Loss or damage by explosion of steam boilers, pressure vessels, or similar apparatus, now or hereafter installed on any Leased Property, in commercially reasonable amounts acceptable to Landlord.

               (c) Loss of rent under a rental value or Business interruption insurance policy covering risk of loss during the first twelve (12) months of reconstruction necessitated by the occurrence of any hazards described in Sections 4.01(a) or 4.01(b), above, and which causes an abatement of Rent as provided in Article X hereof, in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer, containing endorsements for extended period of indemnity and premium adjustment, and written with an agreed amount clause, if the insurance provided for in this clause (c) is available.

               (d) If the Land or any portion thereof related to a Leased Property is located in whole or in part within a designated flood plain area, loss or damage caused by flood in commercially reasonable amounts acceptable to Landlord.

               (e) Loss or damage commonly covered by blanket crime insurance including employee dishonesty, loss of money orders or paper currency, depositor's forgery, and loss of property accepted by Tenant for safekeeping, in commercially reasonable amounts acceptable to Landlord.

               (f) Workers' compensation insurance as required by statute in respect of any work or other operations on or about each Leased Property.

               (g) Comprehensive liability insurance as to each Leased Property in amounts equal to the greater of (i) One Million Dollars ($1,000,000) for each occurrence and Two Million Dollars

                     ($2,000,000) in the aggregate, or (ii) the limits of liability generally required under the franchise agreements or other agreements pursuant to which Tenant operates the Businesses conducted on or about each Leased Property.

               (h) Commercial comprehensive catastrophic liability insurance with limits of liability of not less than the greater of
                     (i) Five Million ($5,000,000) and (ii) the limits of liability generally required under the franchise agreements or other agreements pursuant to which Tenant operates the Businesses conducted on or about each Leased Property.

               (i) upon Landlord's request, earthquake insurance in an amount not less than the full insurable value of each Leased Property.

               (j) During the period when any addition, alteration, construction, installation or demolition is being made or performed to any part of the Leased Property, contingent liability, public liability, completed value, builder's risk (non-reporting form) workers' compensation and other insurance as is deemed prudent by Landlord.

          4.02      Insurance Limits.  Deductible provisions for the insurance
                    ----------------
required under Section 4.01(a) shall not exceed Twenty-Five Thousand Dollars ($25,000) per location per occurrence and One Hundred Thousand Dollars ($100,000) aggregate per occurrence; under clause(d), Twenty-Five Thousand Dollars ($25,000) per occurrence, except that if federal flood insurance is available then such deductible shall not be greater than the lowest deductible available with respect to such federal flood insurance; under clause (g), Twenty-Five Thousand Dollars ($25,000) per occurrence; under clause (h), Twenty-Five Thousand Dollars ($25,000) per occurrence; and under clause (j), Twenty-Five Thousand Dollars ($25,000) per occurrence.

           4.03     Insurance Requirements.  The following provisions shall
                    -----------------------
apply to all insurance coverages required hereunder:

                    (a) The carriers of all policies shall have a Best's Rating of "A-" or better and a Best's Financial Category of XII or larger and shall be authorized to do insurance business in the jurisdiction in which the Leased Property is located.

                    (b) Tenant shall be the "named insured" and Landlord and any mortgagee of Landlord shall be an "additional named insured" on each policy.

                    (c) Tenant shall deliver to Landlord certificates or policies showing the required coverages and endorsements. Each policy or certificate of insurance shall provide that such policy or certificate (i) may not be canceled, (ii) may not lapse for failure to renew, and (iii) no material change or reduction in coverage may be made, without at least thirty (30) days' prior written notice to Landlord.

                    (d) The policies shall contain a severability of interest and/or cross-liability endorsement, provide that the acts or omissions of Tenant will not invalidate Landlord's coverage, and provide that Landlord shall not be responsible for payment of premiums.

                    (e) All loss adjustment shall require the written consent of Landlord and Tenant, as their interests may appear.

                    (f) At least (30) thirty days prior to the expiration of each policy, Tenant shall deliver to Landlord a certificate showing renewal of such policy and payment of the annual premium therefor.

          Landlord shall have the right to review the insurance coverages required hereunder with Tenant from time to time, to obtain the input of third party professional insurance advisors (at Landlord's expense) with respect to such insurance coverages, and to consult with Tenant in Tenant's annual review and renewal of such insurance coverages. All insurance coverages hereunder shall be in such form, substance and amounts as are customary or standard in Tenant's industry, but at a minimum shall comply with the requirements set forth herein.

          4.04      Replacement Cost.  The term "full replacement cost" means
                    ----------------
the actual replacement cost of the Improvements from time to time including increased cost of construction, with no reductions or deductions. Tenant shall, not later than thirty (30) days after the anniversary of each policy of insurance, increase the amount of the replacement cost endorsement for the Improvements to the extent necessary to reflect increased costs of construction. If Tenant makes any Permitted Alterations (as hereinafter defined) to any Leased Property, Landlord may have such full replacement cost redetermined at any time after such Permitted Alterations are made, regardless of when the full replacement cost was last determined.

          4.05      Blanket Policy.  Tenant may carry the insurance required by
                    --------------
this Article under a blanket policy of insurance, provided that the coverage afforded Tenant will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the requirements of this Lease and the Landlord approves the form of the policy.

          4.06      No Separate Insurance.  Tenant shall not take out separate
                    ----------------------
insurance concurrent in form or contributing in the event of loss with that required in this Article, or increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including Landlord and any mortgagees, are included therein as additional named insureds or loss payees, the loss is payable under said insurance in the same manner as losses are payable under this Lease, and such additional insurance is not prohibited by the existing policies of insurance required pursuant to this Article. Tenant shall immediately notify Landlord of the taking out of such separate insurance or the increasing of any of the amounts of the existing insurance by securing an additional policy or additional policies. The term "mortgages" as used in this Lease includes, but is not limited to, Deeds of Trust and the term "mortgagees" includes, but is not limited to, trustees and beneficiaries under a Deed of Trust.

          4.07      Waiver of Subrogation.  Each party hereto hereby waives any
                    ---------------------
and every claim which arises or may arise in its favor and against the other party hereto during the Term or any Extension Term or renewal thereof, for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, any Leased Property, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss or damage is recoverable in full under such policies. Said mutual waiver shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Inasmuch as the said waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees immediately to give each insurance company which has issued to it policies of insurance, written notice of the terms of said mutual waivers, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers, so long as such endorsement is available at a reasonable cost.

          4.08      Mortgages.  The following provisions shall apply if Landlord
                    ---------
now or hereafter places a mortgage on any Leased Property or any part thereof:
(a) Tenant shall obtain a standard form of mortgage clause insuring the interest of the mortgagee; (b) Tenant shall deliver evidence of insurance to such mortgagee; (c) loss adjustment shall require the consent of the mortgagee but such consent shall not be unreasonably withheld and may not include any requirement that the funds be paid to mortgagee in lieu of reconstruction; and
(d) Tenant shall obtain such other coverages and provide such other information and documents as may be reasonably required by the mortgagee.

          4.09      Other Insurance Requirements.  Notwithstanding anything in
                    ----------------------------
this Lease to the contrary and not by way of limitation, in addition to the types and amounts of insurance required to be carried by Tenant herein, Tenant covenants to insure and continue in effect such types and amounts of insurance as the Tenant shall be required to carry pursuant to any contract, agreement, instrument, statute, law, rule or regulation relating to the use of the Leased Property and the operations of any Business or other activities thereon, including noncancellable written notice to mortgagee.

                                   ARTICLE V
                        INDEMNITY; SUBSTANCES OF CONCERN

          5.01      Tenant's Indemnification.  Subject to Section 4.07, Tenant
                    ------------------------
hereby agrees to indemnify and hold harmless Landlord, its agents, and employees from and against any and all demands, claims, causes of action, fines, penalties, damages (including punitive and consequential damages), losses, liabilities (including strict liability), judgments, costs and expenses (including, without limitation, attorneys' fees, court costs, and the costs set forth in Section 9.06) (the "Claims") incurred in connection with or arising from: (a) the use, condition, operation or occupancy of the Leased Properties;
(b) any activity, work, or thing done, or permitted or suffered by Tenant in, on or about the Leased Properties; (c) any acts, omissions, or negligence of Tenant or any person claiming under Tenant, or the contractors, agents, employees, invitees, or visitors of Tenant or any such person; (d) any breach, violation, or nonperformance by Tenant or any person claiming under Tenant or the employees, agents, contractors, invitees, or visitors of Tenant or of any such person, of any term, representation, warranty, covenant, or provision of this Lease or any law, ordinance, or governmental requirement of any kind; (e) any injury or damage to the person, property or Business of Tenant, its employees, agents, contractors, invitees, visitors, or any other person entering upon any Leased Property; (f) any accident, injury to or death of persons or loss or damage to any item of property occurring on or about any Leased Property; (g) any Environmental Law or any pollution or other threat to human health or the environment at, arising out of or relating to any Leased Property as set forth in Section 5.05, and (h) any brokers' or agents' fees and commissions. If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such demand, claim, or cause of action, Tenant, upon notice from Landlord, will defend the same at Tenant's expense with counsel reasonably satisfactory to Landlord. In the event Landlord reasonably determines that its interests and the interests of Tenant in any such action or proceeding are not substantially the same and that Tenant's counsel cannot adequately represent the interests of Landlord therein, Landlord shall have the right to hire separate counsel in any such action or proceeding and the reasonable costs thereof shall be paid for by Tenant. Tenant's indemnification obligations with respect to a Claim shall survive the expiration or earlier termination of this Lease until the later of (i) two (2) years from the date hereof, or (ii) the expiration of the period ninety (90) days after the date on which Landlord has actual knowledge of the existence of such Claim, provided, however, that Tenant's indemnification obligations shall survive the expiration or earlier termination of this Lease until ninety (90) days after the expiration of the applicable statute of limitations for Claims incurred in connection with, arising out of, or related to (i) Section 5.01(g) or (ii) the failure to pay, as provided for in this Agreement, any Imposition.

           5.02     Substances of Concern.
                    ---------------------

               (a)  For purposes of this Section 5:

                    (i)   "Substances of Concern" means, without limitation,
                           chemicals, pollutants, contaminants, wastes, toxic substances, radioactive materials or genetically modified organisms, which are, have been or become regulated by any federal, state or local government authority including, without limitation, (1) petroleum or any fraction thereof, (2) asbestos, (3) any substance or material defined as a "hazardous substance" pursuant to (S) 101 of the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. (S) 9601), or (4) any substance or material defined as a "hazardous chemical" pursuant to the federal Hazard Communication Standard (29 C.F.R. (S) 1910.1200).

                    (ii) "Environmental Laws" means all federal, state, local, and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, wetlands, land surface, subsurface strata, and indoor and outdoor workplace), including, without limitation, (1) laws and regulations relating to emissions, discharges, releases, or threatened releases of Substances of Concern, and (2) common law principles of tort liability.

               (b) Tenant shall not, either with or without negligence, injure, overload, deface, damage or otherwise harm any Leased Property or any part or component thereof; commit any nuisance; permit the emission of any Substances of Concern; allow the release or other escape of any biologically or chemically active substances or materials or other Substances of Concern so as to impregnate, impair or in any manner affect, even temporarily, any element or part of any Leased Property or neighboring property, or allow the storage or use of such substances or materials in any manner not sanctioned by law and by reasonable standards prevailing in the automobile retail and related industries for the storage and use of such substances or materials; nor shall Tenant permit the occurrence of objectionable noise or odors; or make, allow or suffer any waste whatsoever to any Leased Property. Landlord may inspect each Leased Property from time to time, and Tenant will cooperate with such inspections.

               (c) Notwithstanding the foregoing, Tenant anticipates using, storing and disposing of certain Substances of Concern in connection with operation of its Business. Such Substances of Concern include, but are not limited to, the following: motor oil, waste motor oil and filters, transmission fluid, antifreeze, refrigerants, waste paint and lacquer thinner, batteries, solvents, lubricants, degreasing agents, gasoline and diesel fuels. Tenant shall ascertain and comply fully with all applicable Environmental Laws and environmental standards and requirements set by federal, state or local laws, rules, regulations or governmental directives related to the Leased Properties or Tenant's use or occupancy of the Leased Property ("Environmental Standards"), including but not limited to any laws or standards (a) regulating the use, storage, generation or disposal of Substances of Concern, (b) regulating the monitoring or use of any underground or aboveground storage tanks at the Leased Properties, or (c) establishing any permitting, notification or reporting requirements. As promptly as practicable after the Commencement Date (but in no event later than 120 days thereafter), Tenant shall establish and implement a program of compliance with all applicable Environmental Laws and Environmental Standards ("Environmental Compliance Program"). Tenant shall update such Environmental Compliance Program every three (3) years during the Term. Tenant shall submit its Environmental Compliance Program and each update thereto to Landlord; provided, however, such submittal shall not relieve Tenant of its obligations pursuant to this
                    Section 5. Tenant's Environmental Compliance Program shall include a program for monitoring Tenant's compliance with Environmental Laws and Environmental Standards and a plan for correcting immediately any incident of noncompliance. Tenant shall comply with its Environmental Compliance Program.

               (d) In the event of any noncompliance with any Environmental Laws or Environmental Standards or any spill, release or discharge of Substances of Concern in a reportable quantity under federal, state or local law, Tenant shall:

                    (i) give Landlord immediate notice of the incident by telephone or facsimile, providing as much detail as possible. Such notice shall be provided to Landlord's National Dealership Real Estate Manager or to such other person as Landlord shall designate in accordance with Section 16.01 below;

                   (ii) as soon as possible, but no later than seventy-two (72) hours, after discovery of an incident of noncompliance, submit a written report to Landlord, identifying the source or case of the noncompliance or spill, release or discharge (including the names and quantities of any Substances of Concern involved) and the method or action required to correct the problem; and



                 (iii) cooperate with Landlord or its designated agents or contractors with respect to the investigation and correction of such problem.

          Tenant shall also be solely responsible for providing any notice to any federal, state or local governmental authority required by applicable laws and regulations as a result of such incident.

          5.03      Audits.  Landlord shall have the right to conduct, at its
                    ------
expense, periodic audits of Tenant's compliance with the Environmental Compliance Program and management of Substances of Concern at the Leased Properties and/or periodic tests of air, soil, surface water or groundwater at or near the Leased Properties. Landlord shall not be obligated to provide Tenant with the results of any audit or tests unless such results are the basis for a claim by Landlord that Tenant has breached its obligations under this Lease or a demand by Landlord that Tenant modify its Environmental Compliance Program or operations or remediate or remove a spill, release or discharge of Substances of Concern in accordance with Section 5.06 below. Tenant agrees promptly to modify its Environmental Compliance Program or the conduct of its operations in accordance with Landlord's reasonable recommendations directed at improvement of Tenant's handling, use and disposal of Substances of Concern in, on or from any Leased Property. If, as a result of an environmental audit performed by Landlord with respect to any Leased Property, Landlord reasonably determines in its judgment that alterations or improvements of equipment or buildings located on the Leased Property are necessary, Tenant shall perform such alterations or improvements as are reasonable under the circumstances and
pay all costs and expenses relating thereto.   If Tenant shall fail to pay any
such costs or expenses, Tenant shall deposit with Landlord the full amount necessary to pay such costs in full within ten (10) days of Landlord's demand. Nothing contained herein shall be construed to obligate or require Landlord to perform any audits, tests, inquiry or investigation. Should Landlord elect or be required to disclose to Tenant the results of any audit or tests, Landlord shall not be liable in any way for the truth or accuracy of such information.

          5.04      Landlord's Option Re: Compliance.  If Tenant, after notice
                    --------------------------------
from Landlord, fails to comply with or perform any of its obligations pursuant to this Section 5, including, but not limited to, obligations to clean up spills, releases or discharges, Landlord may, but shall not be obligated to, perform such obligations and Tenant shall pay Landlord within ten (10) days of demand Landlord's costs therefor, including any overhead and administrative costs.

          5.05      Environmental Indemnification.  Tenant shall indemnify and
                    -----------------------------
hold harmless Landlord from and against all demands, claims, causes of action, fines, penalties, damages (including punitive and consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, attorneys' fees, court costs, and the costs set forth in Section 9.06) imposed upon or asserted against Tenant, Landlord or any Leased Property on account of any Environmental Law (irrespective of whether there has occurred any violation of any Environmental Law) relating to any Leased Property, including (a) response costs and costs of removal and remedial action incurred by the United States Government or any state or local governmental unit to any other person or entity, or damages from injury to or destruction or loss of natural resources, including the reasonable costs of assessing such injury, destruction or loss, incurred pursuant to any Environmental Law, (b) costs and expenses of abatement, investigation, removal, remediation, correction or cleanup, fines, damages, response costs or penalties which arise from the provisions of any Environmental Law, (c) liability for personal injury or property damage arising under any statutory or common-law tort theory, including damages assessed for the maintenance of a public or private nuisance or for carrying on of a dangerous activity, (d) liability by reason of a breach of an environmental representation or warranty by Tenant, and (e) failure of Tenant to complete in a timely manner alterations or improvements of equipment or buildings located on the Leased Property deemed necessary or advisable by Landlord pursuant to Section 5.03 in a manner acceptable to Landlord.

          5.06      Tenant's Cleanup Obligation.  If any spill, release or
                    ---------------------------
discharge of Substances of Concern occurs on, at or from the Leased Properties during the Term, Tenant shall promptly take all actions, at its sole expense, as are necessary to remove or remediate such spill, release or discharge and to return the Leased Property to the condition existing prior to the introduction of any such Substances of Concern to the Leased Property, provided that Landlord's approval of such action shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse effect on the Leased Property.

          5.07      Existing Environmental Conditions.  Tenant acknowledges that
                    ---------------------------------
it has had the opportunity to review the Environmental Reports attached hereto as Exhibit 5.07. Tenant hereby represents that it has reviewed and is aware of the matters disclosed in the Environmental Reports.

          As a material consideration for Landlord's willingness to enter into this Lease, Tenant, for itself and its Affiliates, and each of their shareholders, directors, officers, employees, agents, contractors, representatives, insurers, successors and assigns hereby waives and releases Landlord and its Affiliates and each of their shareholders, directors, officers, employees, representatives, agents, contractors, representatives, insurers, successors and assigns from any and all claims, demands, liabilities, costs, expenses, causes of action and rights of action whatsoever, past, present or future, known or unknown, suspected or unsuspected, which arise out of or relate in any way to the violation of Environmental Laws or the use, storage, treatment, disposal, presence, spill, release, or discharge of Substances of Concern at, on or from the Leased Properties before the Commencement Date (collectively, the "Released Claims").

          In the event that Landlord is ordered by a governmental agency, or determines that it is in its best interest, to remedy any violation of Environmental Laws or to remove or remediate any Substances of Concern present on, under or about the Leased Properties on the Commencement Date, or spilled, released or discharged on, at or from the Leased Properties before the Commencement Date, Tenant shall immediately upon notice from Landlord take all actions, at Tenant's sole expense, to promptly complete such removal or remediation.

          5.08      Survival of Tenant's Obligations.  Tenant's obligations
                    --------------------------------
under this Section 5 shall survive the expiration or earlier termination of this Lease. During any period of time employed by Tenant after the termination of this Lease to complete the removal from the Leased Property of any Substances of Concern, if the premises are not rentable for uses contemplated under this Lease, Tenant shall continue to pay the full amount of Rent due under this Lease, which Rent shall be prorated daily for the final month of such period of time.


                                   ARTICLE VI
                         USE AND ACCEPTANCE OF PREMISES

          6.01      Use of Leased Properties.  For so long as this Lease is in
                    ------------------------
effect (including following any sublease or assignment thereof), Tenant shall use and occupy each Leased Property exclusively for the purpose of conducting the Business or for any other legal purpose for which such Leased Property is being used as of the Commencement Date, and for no other purpose without the prior written consent of Landlord. Tenant shall obtain and maintain all approvals, licenses, and consents needed to use and operate the Leased Properties for such purposes. Tenant shall promptly deliver to Landlord complete copies of surveys, examinations, certification and licensure inspections, compliance certificates, and other similar reports issued to Tenant by any governmental agency.

          6.02      Acceptance of Leased Properties.  Except as otherwise
                    -------------------------------
specifically provided in this Lease, Tenant acknowledges (i) Tenant and its agents have had an opportunity to inspect each Leased Property; (ii) Tenant has found each Leased Property fit for Tenant's use; (iii) delivery of each Leased Property to Tenant is in an "as-is" condition; (iv) Landlord is not obligated to make any improvements or repairs to any Leased Property; and (v) the roof, walls, foundation, heating, ventilating, air conditioning, telephone, sewer, electrical, mechanical, utility, plumbing, and other portions of each Leased Property are in good working order. Tenant waives any claim or action against Landlord with respect to the condition of any Leased Property. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTIES OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION OR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO QUALITY OR THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT.

          6.03      Conditions of Use and Occupancy.  Tenant agrees that during
                    -------------------------------
the Term it shall use and keep each Leased Property in a careful, safe and proper manner; not commit or suffer waste thereon; not use or occupy any Leased Property for any unlawful purposes; not use or occupy any Leased Property or permit the same to be used or occupied, for any purpose or business deemed extra hazardous on account of fire or otherwise; keep each Leased Property in such repair and condition as may be required by the local board of health, or other city, state or federal authorities, free of all cost to Landlord; not permit any acts to be done which will cause the cancellation, invalidation, or suspension of any insurance policy; and permit Landlord and its agents to enter upon each Leased Property at all reasonable times after notice to Tenant to examine the condition thereof. In addition, at any time and from time to time upon not less than fifteen (15) days prior written notice, Tenant shall permit Landlord and any mortgagee or lender and their authorized representatives, to inspect the Leased Properties during normal Business hours, provided that such inspections shall not unreasonably interfere with Business of Tenant.

          6.04      Financial Statements and Other Information.  Tenant shall
                    ------------------------------------------
provide Landlord and any mortgagee or lender regularly (or more often as may be reasonably requested by Landlord in writing), the following financial information: (a) as to each Leased Property within thirty (30) days after each fiscal quarter during the Term or any Extension Term, as the case may be, (except the fourth quarter), Tenant-prepared financial statements prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied; and (b) as to each Leased Property and itself, Tenant shall use its best efforts to provide Landlord within ninety (90) days after the end of each fiscal year of Tenant during the Term or any Extension Term, as the case may be, and in no event later than one hundred and twenty (120) days after the end of each fiscal year of Tenant during the Term or any Extension Term, as the case may be, financial statements, audited, reviewed or compiled by a certified public accountant (the "Annual Financial Statements"). Tenant shall also deliver to Landlord such additional financial information as Landlord may reasonably request, provided the same is of a type normally maintained by Tenant or can be obtained without undue cost or burden on Tenant's personnel and does not constitute information which Tenant reasonably determines to be proprietary or confidential. Additionally, upon Landlord's request, Tenant shall provide Landlord with copies of Tenant's annual capital expenditure budgets for each Leased Property and any reports generated by Tenant regarding maintenance and repairs of each Leased Property.



                                  ARTICLE VII
              REPAIRS, COMPLIANCE WITH LAWS, AND MECHANICS' LIENS

          7.01      Maintenance.  Tenant shall maintain each Leased Property in
                    -----------
good order, repair and appearance, and repair each Leased Property, including without limitation, all interior and exterior, structural and nonstructural repairs and replacements to the roof, foundations, exterior walls, building systems, HVAC systems, parking areas, sidewalks, water, sewer and gas connections, pipes, and mains. Tenant shall pay as Additional Rent the full cost of such maintenance, repairs, and replacements. Tenant shall maintain all drives, sidewalks, parking areas, and lawns on or about each Leased Property in a clean and orderly condition, free of accumulations of dirt, rubbish, snow and ice. Tenant shall permit Landlord to inspect each Leased Property at all reasonable times, and shall implement all reasonable suggestions of Landlord as to the maintenance and repair of each Leased Property.

          7.02      Compliance with Laws.  Tenant shall comply with all laws,
                    --------------------
ordinances, orders, rules, regulations, and other governmental requirements relating to the use, condition, or occupancy of each Leased Property, whether now or hereafter enacted and in force including without limitation: (a) licensure requirements for operation of the Business; (b) requirements of any board of casualty insurance underwriters or insurance service office for any other similar body having jurisdiction over any Leased Property; (c) all zoning and building codes; and (d) Environmental Laws. At Landlord's request, from time to time, Tenant shall deliver to Landlord copies of certificates or permits evidencing compliance with such laws, including without limitation, copies of any applicable licenses, certificates of occupancy and building permits. Tenant shall provide Landlord with copies of any notice from any governmental authority alleging any non-compliance by Tenant or any Leased Property with any of the foregoing requirements and such evidence as Landlord may reasonably require of Tenant's remediation thereof. Tenant hereby agrees to defend, indemnify and hold Landlord, its agents, and employees from and against any and all demands, claims, causes of action, fines, penalties, damages (including punitive and consequential damages), losses, liabilities (including strict liability), judgments, costs and expenses (including, without limitation, attorneys' fees, court costs, and the costs set forth in Section 9.06) resulting from any failure by Tenant to comply with any laws, ordinances, rules, regulations, and other governmental requirements.

          7.03      Required Alterations.  Tenant shall, at Tenant's sole cost
                    --------------------
and expense, make any additions, changes, improvements or alterations to each Leased Property, including structural alterations, which may be required by any governmental authorities, including those required to continue to satisfy any licensure requirements related to the operation of the Business, whether such changes are required by Tenant's use, changes in the law, ordinances, or governmental regulations, defects existing as of the date of this Lease, or any other cause whatsoever. Tenant shall provide thirty (30) days prior written notice to Landlord of any changes to a Leased Property pursuant to this Section
7.03 which involve changes to the structural integrity thereof or materially affect the operational capabilities thereof. All such additions, changes, improvements or alterations shall be deemed to be a Tenant Improvement and shall comply with all laws relating to such alterations and with the provisions of
Section 8.01.

          7.04      Mechanics' Liens.  Tenant shall have no authority to permit
                    ----------------
or create a lien against Landlord's interest in any Leased Property, and Tenant shall post notices or file such documents as may be required to protect Landlord's interest in each Leased Property against liens. Tenant hereby agrees to defend, indemnify, and hold Landlord harmless from and against any mechanics' liens against any Leased Property by reason of work, labor services or materials supplied or claimed to have been supplied on or to such Leased Property. Tenant shall immediately remove, bond-off, or otherwise obtain the release of any mechanics' lien filed against any Leased Property. Tenant shall pay all expenses in connection therewith, including without limitation, damages, interest, court costs and reasonable attorneys' fees.

          7.05      Replacements of Fixtures.  Tenant shall not remove Fixtures
                    -------------------------
from any Leased Property except to replace such Fixtures with other items used for similar or analogous purposes, which replacement items are of equal or greater quality and value. Items being replaced by Tenant may be removed and shall become the property of Tenant and items replacing the same shall be and remain the property of Landlord. Tenant shall execute, upon written request from Landlord, any and all documents necessary to evidence Landlord's ownership of the Fixtures and replacements therefor. Tenant may not finance replacements by security agreement or equipment lease unless: (a) Landlord has consented to the terms and conditions of the equipment lease or security agreement; (b) the equipment lessor or lender has entered into a non-disturbance agreement with Landlord upon terms and conditions acceptable to Landlord, including without limitation (i) Landlord shall have the right (but not the obligation) to assume such security agreement or equipment lease upon the occurrence of an Event of Default by Tenant hereunder; (ii) the equipment lessor or lender shall promptly notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and
(iii) Landlord shall have the right to assign its rights under the equipment lease, security agreement, or non-disturbance agreement; (c) the equipment lessor or lender shall subordinate its security interest to the security interest of any of Landlord's lessors, mortgagors or lenders, whether now created or hereafter existing, and (d) Tenant shall, within ten (10) days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement, and non-disturbance agreement, including without limitation, reasonable attorneys' fees and costs.

          7.06      Encroachments; Restrictions.  If any of the Improvements
                    ---------------------------
shall, at any time, encroach upon any property, street or right-of-way adjacent to a Leased Property, or shall violate the agreements or conditions contained in any restrictive covenant or other agreement affecting a Leased Property, other than one which is created or consented to by Landlord without Tenant's consent, or shall impair the rights of others under an easement or right-of-way to which a Leased Property is subject, other than one which is created or consented to by Landlord without Tenant's consent, then promptly upon the request of Landlord or at the request of any person affected by any such encroachment, violation or impairment, Tenant shall, at its expense, subject to its right to contest the existence of any encroachment, violation or impairment and in such case, in the event of an adverse final determination, either (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Landlord or Tenant or (b) make such changes in the Improvements and take such other actions as shall be necessary to remove such encroachment and to end such violation or impairment, including, if necessary, the alteration of improvements. Any such alteration shall be made in conformity with the requirements of Article

VIII.


                                  ARTICLE VIII
                   ALTERATIONS AND SIGNS; TENANT'S PROPERTY;
                   CAPITAL ADDITIONS TO THE LEASED PROPERTIES

          8.01      Tenant's Right to Construct.  As to each Leased Property,
                    ---------------------------
during the Term of this Lease or any Extension Term, as the case may be, so long as no Event of Default shall have occurred and be continuing as to such Leased Property, Tenant may make Capital Additions (as defined herein), or other alterations, additions, changes and/or improvements to such Leased Property as deemed necessary or useful to operate such Leased Property for Tenant's Business (individually, a "Tenant Improvement," or collectively, the "Tenant Improvements"). "Capital Additions" shall mean the construction of one or more new buildings or one or more additional structures annexed to any portion of any of the Improvements on a Leased Property, which are constructed on any parcel or portion of the Land comprising a Leased Property, including the construction of a new floor, or the repair, replacement, restoration, remodeling or rebuilding of the Improvements or any portion thereof on a Leased Property which are not normal, ordinary or recurring to maintain such Leased Property. Except as otherwise agreed to by Landlord herein or otherwise in writing, any such Tenant Improvement or Capital Addition shall be made at Tenant's sole expense and shall become the property of Landlord upon termination of this Lease.
Unless made on an emergency basis to prevent injury to person or property, as to each Leased Property, Tenant must obtain Landlord's prior written approval, such approval not to be unreasonably withheld or delayed, for any Capital Addition or for any Tenant Improvement which is not a Capital Addition and which has a cost of more than One Hundred Thousand Dollars ($100,000) or a cost which, when aggregated with the costs of all such Tenant Improvements on such Leased Property in a given Lease Year, would cause the total costs of all such Tenant Improvements on such Leased Property to exceed Two Hundred Fifty Thousand Dollars ($250,000). Additionally, in connection with any Tenant Improvement, including any Capital Addition, Tenant shall provide Landlord with copies of any plans and specification therefor, Tenant's budget relating thereto, any required governmental permits or approvals, any construction contracts or agreements relating thereto, and any other information relating to such Tenant Improvement as Landlord shall reasonably request.

          8.02      Scope of Right.  Subject to Section 8.01 herein and Section
                    --------------
7.03 concerning required alterations, at Tenant's cost and expense, Tenant shall have the right to:

               (a) seek any governmental approvals, including building permits, licenses, conditional use permits and any certificates of need that Tenant requires to construct any Tenant Improvement;

               (b) erect upon each Leased Property such Tenant Improvements as Tenant deems desirable;

               (c) make additions, alterations, changes and improvements in any Tenant Improvement so erected; and

               (d) engage in any other lawful activities that Tenant determines are necessary or desirable for the development of each Leased Property in accordance with the Tenant's Business;

provided, however, Tenant shall not make any Tenant Improvement which would, in Landlord's reasonable judgment, impair the value of the Leased Property or the Tenant's Business without Landlord's prior written consent and provided, further that Tenant shall not be permitted to create a mortgage, lien or any other encumbrance on any Leased Property without Landlord's prior written consent.

          8.03      Cooperation of Landlord.  Landlord shall cooperate with
                    -----------------------
Tenant and take such actions, including the execution and delivery to Tenant of any applications or other documents, reasonably requested by Tenant in order to obtain any governmental permits, licenses or approvals sought by Tenant to construct any Tenant Improvement within fifteen (15) business days following the later of: (a) the date Landlord receives Tenant's request or (b) the date of delivery of any such application or document to Landlord; provided, the taking of such action by Landlord, including the execution of said applications or documents, shall be without cost to Landlord (or if there is a cost to Landlord, such cost shall be reimbursed by Tenant), shall not cause Landlord to be in violation of any law, ordinance or regulation, and shall not be deemed a waiver by Landlord of any of its rights or of any of Tenant's obligations, including but not limited to indemnification.

           8.04     Commencement of Construction.  Tenant agrees that:
                    ----------------------------

               (a) Tenant shall diligently seek all governmental approvals relating to the construction of any Tenant Improvement;

               (b) Once Tenant begins the construction of any Tenant Improvement, Tenant shall diligently oversee any such construction to completion in accordance with applicable insurance requirements and the laws, rules and regulations of all governmental bodies or agencies having jurisdiction over the subject Leased Property;

               (c) Landlord shall have the right at any time and from time to time to post and maintain upon each Leased Property such notices as may be necessary to protect Landlord's interest from mechanics' liens, materialmen's liens or liens of a similar nature;

               (d) Tenant shall not suffer or permit any mechanics' liens or any other claims or demands arising from the work of construction of any

                    Tenant Improvement to be enforced against any Leased Property or any part thereof, and Tenant agrees to hold Landlord, its agents and employees and said Leased Property free and harmless from all demands, claims, causes of action, fines, penalties, damages (including punitive and consequential damages), losses, liabilities (including strict liability), judgments, costs and expenses (including, without limitation, attorneys' fees, court costs, and the costs set forth in Section 9.06) incurred in connection with or arising therefrom;

               (e) All work shall be performed in a satisfactory and workmanlike manner consistent with standards in the industry; and

               (f) Subject to Section 8.08 in the case of Capital Additions, Tenant shall not secure any construction or other financing for the Tenant Improvements which is secured by a portion of any Leased Property without Landlord's prior written consent, and any such financing (i) shall not exceed the cost of the Tenant Improvements, (ii) shall be subordinate to any mortgage or encumbrance now existing or hereinafter created with respect to such Leased Property, and (iii) shall be limited solely to Tenant's interest in the subject Leased Property.

          8.05      Rights in Tenant Improvements.  Notwithstanding anything to
                    ------------------------------
the contrary in this Lease, all Tenant Improvements existing on the Leased Property or constructed upon each Leased Property pursuant to Section 8.01, any and all subsequent additions thereto and alterations and replacements thereof shall be the sole and absolute property of Tenant during the Term and any Extension Term, as the case may be, of this Lease (in respect of such Leased Property). Upon the expiration or early termination of this Lease in respect of a Leased Property, all such Tenant Improvements located thereon shall become the property of Landlord. Without limiting the generality of the foregoing, prior to the expiration or early termination of this Lease in respect of a Leased Property, Tenant shall be entitled to all federal and state income tax benefits associated with all Tenant Improvements located on such Leased Property.

          8.06      Personal Property.  Tenant shall install, place, and use on
                    -----------------
each Leased Property such fixtures, furniture, equipment, inventory and other personal property in addition to the Fixtures as may be required or as Tenant may, from time to time, deem necessary or useful to operate such Leased Property in the operation of the Business.

          8.07      Requirements for the Tenant's Personal Property.  Tenant
                    -----------------------------------------------
shall comply with all of the following requirements in connection with the Tenant's Personal Property:

               (a)  RESERVED.

               (b) The Tenant's Personal Property shall be installed in a good and workmanlike manner, in compliance with all governmental laws, ordinances, rules, and regulations and all insurance requirements, and be installed free and clear of any mechanics' liens.

               (c) Tenant shall, at Tenant's sole cost and expense, maintain, repair, and replace the Tenant's Personal Property.

               (d) Tenant shall, at Tenant's sole cost and expense, keep the Tenant's Personal Property insured against loss or damage by fire, vandalism and malicious mischief, sprinkler leakage, and other physical loss perils commonly covered by fire and extended coverage, boiler and machinery, and difference in conditions insurance (which insurance shall meet the requirements of Section 4.03 hereof) in an amount not less than the full replacement cost thereof or such other amount as appears on a schedule submitted by Tenant to Landlord, which schedule shall be subject to Landlord's approval, and Tenant shall use the proceeds from any such policy for the repair and replacement of such items of Tenant's Personal Property; provided, however, that if Landlord fails to object to the schedule so submitted by Tenant within five
                    (5) business days of Landlord's receipt of such schedule, Landlord's approval of such schedule shall be deemed given.

               (e) Tenant shall pay all Impositions and other taxes applicable to Tenant's Personal Property.

               (f) If Tenant's Personal Property is damaged or destroyed by fire or otherwise, Tenant shall promptly repair or replace Tenant's Personal Property unless Tenant is entitled to and elects to terminate the Lease pursuant to Section 10.05.

               (g) As to each Leased Property, unless an Event of Default (or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default) has occurred and remains uncured beyond any applicable grace period, Tenant may remove Tenant's Personal Property from such Leased Property from time to time provided that: (i) the items removed are not required or necessary to operate the Business on such Leased Property (unless such items are being replaced by Tenant) and (ii) Tenant promptly repairs any damage to such Leased Property resulting from the removal of Tenant's Personal Property.

               (h) As to each Leased Property, Tenant shall remove all of Tenant's Personal Property upon the termination or expiration of the Lease and shall promptly repair any damage to such Leased Property resulting from the removal thereof to the reasonable satisfaction of Landlord; provided, however, if Tenant fails to remove Tenant's Personal Property from such Leased Property within thirty (30) days after the termination or expiration of this Lease with respect thereto, then Tenant shall be deemed to have abandoned such items of Tenant's Personal Property, all of which shall become the property of Landlord, and Landlord may remove, store and dispose of such property and Tenant shall have no claim or right against Landlord for such property or the value thereof regardless of the disposition thereof by Landlord. Tenant shall pay Landlord, upon demand, all expenses incurred by Landlord in removing, storing, and disposing of such items of Tenant's Personal Property and repairing any damage caused by such removal. Tenant's obligations hereunder shall survive the termination or expiration of this Lease as to such Leased Property.

               (i) Tenant shall perform its obligations under any equipment lease or security agreement for Tenant's Personal Property.

          8.08      Financings of Capital Additions to a Leased Property.
                    ----------------------------------------------------
Landlord may, but shall be under no obligation to, provide or arrange construction, permanent or other financing for any Capital Addition proposed to be made to a Leased Property by Tenant. Any financing so provided by Landlord shall be made in accordance with, and subject to, a written Addendum to this Lease.


                                   ARTICLE IX
                             DEFAULTS AND REMEDIES

          9.01      Events of Default.  The occurrence of any one or more of the
                    -----------------
following shall be an event of default ("Event of Default") hereunder:

               (a) Tenant fails to pay in full any installment of Rent, or any other monetary obligation payable by Tenant to Landlord hereunder, within ten (10) days after the due date thereof and after written notice thereof and an opportunity to cure within a ten (10) day period after such notice is given to Tenant by Landlord. In the event of Tenant's failure to make timely payment of such obligations two (2) times during any twelve (12) month period, each subsequent such failure within the twelve (12) months immediately following such second failure shall immediately constitute an Event of Default, and Landlord shall not be required to provide notice thereof, nor shall Tenant have any further opportunity to cure such failure;

               (b) Tenant fails to observe and perform any covenant (other than the covenant in respect of insurance set forth in Article
                    IV), condition or agreement hereunder to be performed by Tenant (except those described in Section 9.01(a) of this Lease) and such failure continues for a period of twenty
                    (20) days after written notice thereof is given to Tenant by Landlord; or if, by reason of the nature of such default, the same cannot with due diligence be remedied within said twenty (20) days, such failure will not be deemed to continue if Tenant proceeds promptly and with due diligence to remedy the failure and diligently completes the remedy thereof; provided, however, said cure period will not extend beyond forty (40) days if the facts or circumstances giving rise to the default are creating a further harm to Landlord or the subject Leased Property and Landlord makes a good faith determination that Tenant is not undertaking remedial steps that Landlord would cause to be taken if this Lease were then to terminate;

               (c) If Tenant: (i) admits in writing its inability to pay its debts generally as they become due; (ii) files a petition in bankruptcy or a petition to take advantage of any insolvency act; (iii) makes an assignment for the benefit of its creditors; (iv) is unable to pay its debts as they mature;
                    (v) consents to the appointment of a receiver of itself or of the whole or any substantial part of its property; or
                    (vi) files a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

               (d) If Tenant, on insolvency proceedings or on a petition in bankruptcy filed against it, is adjudicated as bankrupt or a court of competent jurisdiction enters an order or decree appointing, without the consent of Tenant, a receiver of Tenant of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Tenant under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree is not vacated, dismissed or set aside within sixty (60) days from the date of the entry thereof;

               (e) If the estate or interest of Tenant in a Leased Property or any part thereof is levied upon or attached in any proceeding and the same is not vacated or discharged within fifteen (15) days after commencement thereof (unless Tenant is contesting such lien or attachment in accordance with this Lease) or if such estate or interest of Tenant is assigned, conveyed or involuntarily transferred in violation of this Lease;

               (f) Any representation, warranty or covenant made by Tenant on behalf of itself or an Affiliate in this Lease or in any certificate, demand or request made pursuant hereto proves to be incorrect, in any material respect, as of the date of issuance or making thereof;

               (g) Conviction of Tenant or an Affiliate of a crime or offense constituting a felony in the jurisdiction in which committed or under federal law which conviction results in the termination of the franchise.

               (h) Termination or relinquishment of the franchise or license pursuant to which Tenant or an Affiliate conducts business on or from any Leased Property, provided that such event shall not constitute an Event of Default if (i) no other Event of Default enumerated in this Section 9.01 shall occur and be continuing, and (ii) at a date no later than twenty-four (24) months following such date of termination or relinquishment, Tenant or an Affiliate has entered into written new or amended franchises or licenses for operation of motor vehicle retail or motor vehicle related businesses at such Leased Property satisfactory to Landlord in its discretion applying commercially reasonable standards;

               (i) Default under any franchise or license pursuant to which Tenant or an Affiliate conducts business at a Leased Property, if in the Landlord's judgment such default in light of commercially reasonable standards and industry practice would have a material adverse effect (as hereafter defined) on the Leased Property;

               (j) A final, non-appealable judgment or judgments for the payment of money not fully covered (excluding deductibles) by insurance is rendered against Tenant and the same remains undischarged, unvacated, unbonded, unappealed or unstayed for a period of thirty (30) consecutive days;

               (k) Tenant shall fail to observe the covenant in respect to insurance under Article IV provided Landlord shall have provided notice of such failure to Tenant and Tenant shall have failed to cure such failure within three (3) business days of such notice; or

               (l) Except after the effective date of a permitted assignment meeting the requirements of Article XIII, if Tenant is liquidated or dissolved, or begins proceedings toward liquidation or dissolution, or in any manner permits the sale or divestiture of substantially all of its assets.

          9.02      Remedies.  To the extent an Event of Default is applicable
                    --------
only to a specific Leased Property or specific Leased Properties (in accordance with Section 9.01 above), the remedies set forth herein shall be exercisable solely with respect to such Leased Property or Leased Properties, and shall not be exercisable with respect to any other Leased Property. To the extent an Event of Default constitutes an Event of Default as to all of the Leased Properties (in accordance with Section 9.01 above), the remedies set forth herein shall be exercisable with respect to all of the Leased Properties. Subject to the foregoing provisions, Landlord may exercise any one or more of the following remedies upon the occurrence of an Event of Default:

               (a) Landlord may terminate this Lease, exclude Tenant from possession of the subject Leased Property and use reasonable efforts to lease the subject Leased Property to others. If this Lease is terminated pursuant to the provisions of this subparagraph (a) with respect to one or more, but less than all, of the Leased Properties identified on Schedule A hereto, Tenant will remain liable to Landlord for the Rent for all of the Leased Properties identified on Schedule A and other sums then due and for the balance of the Term as if the Lease had not been terminated with respect to the subject Leased Property, less the net proceeds, if any, of any re-letting of the subject Leased Property by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such re-letting, including without limitation, the expenses set forth in
                    Section 9.02(b)(ii) below. Notwithstanding the termination of this Lease with respect to a subject Leased Property, Tenant shall pay to Landlord all amounts due as Rent, and such other amounts then due, under this Lease on the days that such Rent and such other amounts become due and payable as required by this Lease.

               (b) Without demand or notice, Landlord may re-enter and take possession of the subject Leased Property or any part thereof; and repossess such Leased Property as of Landlord's former estate; and expel Tenant and those claiming through or under Tenant from such Leased Property; and, remove the effects of both or either, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of Rent or preceding breach of covenants or conditions. If Landlord elects to re-enter, as provided in this paragraph
                    (b) or if Landlord takes possession of such Leased Property pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may, from time to time, without terminating any portion of this Lease, re-let such Leased Property or any part of such Leased Property, either alone or in conjunction with other portions of the Improvements of which such Leased Property are a part, in Landlord's name but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease) and on such terms and conditions (which may include concessions of free rent, and the alteration and repair of such Leased Property) as Landlord, in its uncontrolled discretion, may determine. Landlord may collect and receive the Rents for such Leased Property. Landlord will not be responsible or liable for any failure to re-let such Leased Property, or any part of such Leased Property, or for any failure to collect any Rent due upon such re-letting. No such re-entry or taking possession of such Leased Property by Landlord will be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord under this Lease or under a forcible entry and detainer statute or similar law will constitute an election by Landlord to terminate this Lease unless such notice specifically says so. Landlord reserves the right following any such re-entry or re-letting, or both, to exercise its right to terminate this Lease by giving Tenant such written notice, and, in that event such Lease will terminate as specified in such notice.

             (c) If Landlord elects to take possession of a Leased Property according to subparagraph (b) of this Section 9.02 without terminating this Lease, Tenant will pay Landlord (A) the Rent and other sums which would be payable under this Lease with respect to such Leased Property if such repossession had not occurred, less (B) the net proceeds, if any, of any re-letting of such Leased Property after deducting all of Landlord's expenses incurred in connection with such re-letting, including without limitation, all repossession costs, brokerage commissions, legal expense, attorneys' fees, expense of employees, alteration, remodeling, repair costs, and expense of preparation for such re-letting. If, in connection with any re-letting, any resulting lease term for the subject Leased Property extends beyond the existing Term or Extension Term, as the case may be, or such Leased Property covered by such re-letting includes areas which are not part of such Leased Property, a fair apportionment of the Rent received from such re-letting and the expenses incurred in connection with such re-letting will be made in determining the net proceeds received from such re-letting. In addition, in determining the net proceeds from such re-letting, any rent concessions will be apportioned over the term of the new lease. Tenant will pay such amounts to Landlord monthly on the days on which the Rent and all other amounts owing under this Lease would have been payable if possession had not been retaken, and Landlord will be entitled to receive the rent and other amounts from Tenant on each such day. Notwithstanding anything herein to the contrary, Landlord, at its option, may collect and apply any Rent received from such re-letting in accordance herewith and in such case shall remit any balance thereof to Tenant. Landlord shall incur no liability or obligation to Tenant arising out of the collection or application of Rent by Landlord hereunder.

               (d) Landlord may re-enter the applicable Leased Property and have, repossess and enjoy such Leased Property as if this Lease had not been made, and in such event, Tenant and its successors and assigns shall remain liable for any contingent or unliquidated obligations or sums owing at the time of such repossession.

               (e) Landlord may take whatever action at law or in equity as may appear necessary or desirable to collect the Rent and other amounts payable hereunder with respect to the subject Leased Property then due and thereafter to become due, or to enforce performance and observance of any obligations, agreements or covenants of Tenant under this Lease.

          9.03      Right of Set-Off.  Landlord may, and is hereby authorized by
                    -----------------
Tenant, at any time and from time to time, after advance notice to Tenant, to set-off and apply any and all sums held by Landlord in respect of a Leased Property, including all sums held in any escrow for Impositions, any indebtedness of Landlord to Tenant, and any claims by Tenant against Landlord, against any obligations of Tenant under this Lease in respect of such Leased Property and against any claims by Landlord against Tenant, whether or not Landlord has exercised any other remedies hereunder. Landlord shall set-off and apply such sums first, to delinquent real estate taxes, unless such taxes are being protested in good faith and no lien has attached to any

Leased Property with respect thereto, second, to currently due and owing real estate taxes, and next, to other Tenant's obligations in the order which Landlord may determine. The rights of Landlord under this Section are in addition to any other rights and remedies Landlord may have against Tenant.

          9.04      Performance of Tenant's Covenants.  Landlord may, without
                    ---------------------------------
waiving or releasing any obligation of Tenant, and without waiving or releasing any obligation or default, perform any obligation of Tenant which Tenant has failed to perform within five (5) business days after Landlord has sent a written notice to Tenant informing it of its specific failure (provided no such notice shall be required if Landlord has previously notified Tenant of such failure under the provisions of Section 9.01). In the event Landlord deems, in its discretion, that Tenant's failure to perform such obligation has given rise to an emergency situation, Landlord may perform such obligation without waiving or releasing any obligation of Tenant, and without waiving or releasing any obligation or default; provided, however, that Landlord shall notify Tenant of such performance as soon as it is reasonably practicable to do so. Tenant shall reimburse Landlord on demand, as Additional Rent, for any expenditures thus incurred by Landlord and shall pay interest thereon at the New York Prime Rate.

          9.05      Late Charge.  Any payment not made by Tenant for more than
                    -----------
five (5) business days after the due date shall be subject to a late charge payable by Tenant as Rent of four percent (4%) of the amount of such overdue
payment.   Notwithstanding the foregoing, in the event that Tenant's payment is not made more than five (5) business days after the due date more than two (2) times during any twelve (12) month period, any such subsequent overdue payments within the twelve (12) months immediately following such second failure shall be subject to a late charge payable by Tenant as Rent of seven percent (7%) of the amount of such overdue payment.

          9.06      Litigation; Attorneys' Fees. Within ten (10) days after
                    ----------------------------
Tenant has knowledge of any litigation or other proceeding related to or arising out of this Agreement or the Leased Property in which claims are asserted in an amount in excess of $50,000, that (1) may be instituted against Tenant, (2) may be instituted against any Leased Property to secure or recover possession thereof, or (3) may affect the title to or the interest of Landlord in any Leased Property, Tenant shall give written notice thereof to Landlord. In the event that Landlord determines that Tenant has failed to give adequate cooperation or information with respect to any such litigation, investigation, receivership, administrative, bankruptcy, insolvency or other similar proceeding, Landlord may, after notice to Tenant, undertake such investigation or proceeding and Tenant shall pay all reasonable costs and expenses (the "Costs") related thereto that are incurred by Landlord, whether or not Landlord has received notice from Tenant of such investigation or proceeding, and whether or not an Event of Default has actually occurred or has been declared and thereafter cured, which Costs shall include, without limitation: (a) the fees, expenses, and costs of any litigation, investigation, receivership, administrative, bankruptcy, insolvency or other similar proceeding; (b) reasonable attorney, paralegal, consulting and witness fees and disbursements; and (c) the expenses, including, without limitation, lodging, meals, and transportation, of Landlord and its employees, agents, attorneys, and witnesses in investigating or preparing for litigation, administrative, bankruptcy, insolvency or other similar proceedings and attendance at hearings, depositions, and trials in connection therewith. Within ten (10) days of Landlord's presentation of an invoice of Costs incurred by Landlord pursuant to the preceeding sentence or otherwise incurred by Landlord in enforcing or preserving Landlord's rights under this Lease, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, Tenant shall pay all such Costs. All such Costs as incurred shall be deemed to be Additional Rent under this Lease.

          9.07      Remedies Cumulative.  The remedies of Landlord herein are
                    -------------------
cumulative to and not in lieu of any other remedies available to Landlord at law or in equity. The use of, or failure to use, any one remedy shall not be taken to exclude or waive the right to use any other remedy.

          9.08      Escrows and Application of Payments.  As security for the
                    -----------------------------------
performance of its obligations hereunder, Tenant hereby assigns to Landlord all its right, title and interest in and to all monies escrowed with Landlord under this Lease and all deposits with utility companies, taxing authorities, and insurance companies; provided, however, that Landlord shall not exercise its rights hereunder with respect to any Leased Property until an Event of Default has occurred in respect of such Leased Property. Any payments received by Landlord under any provisions of this Lease during the existence, or continuance of an Event of Default shall be applied to Tenant's obligations, first, to delinquent real estate taxes, unless such taxes are being protested in good faith and no lien has attached to any Leased Property with respect thereto, second, to currently due and owing real estate taxes, and next, to other Tenant's obligations in the order which Landlord may determine.

          9.09      Power of Attorney.  Tenant hereby irrevocably and
                    -----------------
unconditionally appoints Landlord, or Landlord's authorized officer, agent, employee or designee, as Tenant's true and lawful attorney-in-fact, to act, after an Event of Default, for Tenant in Tenant's name, place, and stead, and for Tenant's and Landlord's use and benefit, to execute, deliver and file all applications and any and all other necessary documents or things, to effect a transfer, reinstatement, renewal and/or extension of any and all licenses and other governmental authorizations issued to Tenant in connection with Tenant's operation of the Leased Properties, and to do any and all other acts incidental to any of the foregoing. Tenant irrevocably and unconditionally grants to Landlord as its attorney-in-fact full power and authority to do and perform, after an Event of Default, every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as Tenant might or could do if personally present or acting, with full power of substitution, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable prior to the full performance of Tenant's obligations hereunder.

                                   ARTICLE X
                             DAMAGE AND DESTRUCTION

          10.01     General.  Tenant shall notify Landlord if any Leased
                    -------
Property is damaged or destroyed by reason of fire or any other cause. Tenant shall promptly repair, rebuild, or restore such Leased Property, at Tenant's expense, so as to make such Leased Property at least equal in value to such Leased Property existing immediately prior to such occurrence and as nearly similar to it in character as is practicable and reasonable. Before beginning such repairs or rebuilding, or executing any contracts in connection with such repairs or rebuilding, Tenant will submit for Landlord's approval, which approval Landlord will not unreasonably withhold or delay, complete and detailed plans and specifications for such repairs or rebuilding. Promptly after receiving Landlord's approval of the plans and specifications, Tenant will begin such repairs or rebuilding and will oversee the repairs and rebuilding to completion with diligence, subject, however, to strikes, lockouts, acts of God, embargoes, governmental restrictions, and other causes beyond Tenant's reasonable control. Landlord will make available to Tenant the net proceeds of any fire or other casualty insurance paid to Landlord for such repair or rebuilding as the same progresses, after deduction of any costs of collection, including attorneys' fees. Payment will be made against properly certified vouchers of a competent architect in charge of the work and approved by Landlord. Prior to commencing the repairing or rebuilding, Tenant shall deliver to Landlord for Landlord's approval a schedule setting forth the estimated monthly draws for such work. Landlord will contribute to such payments out of the insurance proceeds an amount equal to the proportion that the total net amount received by Landlord from insurers bears to the total estimated cost of the rebuilding or repairing, multiplied by the payment by Tenant on account of such work. Landlord may, however, withhold ten percent (10%) from each such payment and shall disburse such amount after: (a) the work of repairing or rebuilding is completed and proof has been furnished to Landlord that no lien or liability has attached or will attach to such Leased Property or to Landlord in connection with such repairing or rebuilding and (b) Tenant has obtained a certificate of use and occupancy (or its functional equivalent) for the portion of such Leased Property being repaired or rebuilt. Upon the completion of rebuilding or repairing and the furnishing of such proof, the balance of the net proceeds of such insurance payable to Tenant on account of such repairs or rebuilding will be paid to Tenant. Tenant will obtain and deliver to Landlord a temporary or final certificate of occupancy before such Leased Property is reoccupied for any purpose. Tenant shall complete such repairs or rebuilding free and clear of mechanic's or other liens, and in accordance with the building codes and all applicable laws, ordinances, regulations, or orders of any state, municipal, or other public authority affecting the repairs or rebuilding, and also in accordance with all requirements of the insurance rating organization, or similar body. Any remaining proceeds of insurance after such restoration will be Tenant's property.

          10.02     Landlord's Inspection.  During the progress of such repairs
                    ----------------------
or rebuilding, Landlord and its architects and engineers may, from time to time, inspect the subject Leased Property and will be furnished, if required by them, with copies of all plans, shop drawings, and specifications relating to such repairs or rebuilding. Tenant will keep all plans, shop drawings, and specifications available, and Landlord and its architects and engineers may examine them at all reasonable times. If, during such repairs or rebuilding, Landlord and its architects and engineers determine that the repairs or rebuilding are not being done in accordance with the approved plans and specifications, Landlord will give prompt notice in writing to Tenant, specifying in detail the particular deficiency, omission, or other respect in which Landlord claims such repairs or rebuilding do not accord with the approved plans and specifications. Upon the receipt of any such notice, Tenant will cause corrections to be made to any deficiencies, omissions, or such other respect. Tenant's obligations to supply insurance, according to Article IV, will be applicable to any repairs or rebuilding under this Section 10.02.

          10.03     Landlord's Costs.  Tenant shall, within fifteen (15) days
                    ----------------
after receipt of an invoice from Landlord, pay the reasonable costs, expenses, and fees of any architect or engineer employed by Landlord to review any plans and specifications and to supervise and approve any construction, or for any services rendered by such architect or engineer to Landlord as contemplated by any of the provisions of this Lease, or for any services performed by Landlord's attorneys in connection therewith; provided, however, that Landlord will consult with Tenant and notify Tenant of the estimated amount of such expenses.

          10.04     Rent Abatement.  In the event that the provisions of Section
                    --------------
10.01 above shall become applicable as to any Leased Property, and subject to the last sentence of this Section 10.04, the applicable Base Annual Rent shall be abated or reduced proportionately during any period in which, by reason of such damage or destruction, there is substantial interference with the operation of the Business of Tenant in such Leased Property, having regard to the extent to which Tenant may be required to discontinue any Business on such Leased Property, and such abatement or reduction shall continue for the period commencing with such destruction or damage and ending with the substantial completion by Tenant of such work or repair and/or reconstruction. In the event that only a portion of any Leased Property is rendered untenantable or incapable of such use, the Base Annual Rent payable hereunder in respect thereof shall be reduced proportionately considering the extent to which the Tenant is unable to practicably use the Leased Property for Business. Tenant shall use reasonably diligent efforts to make the Leased Property tenantable and capable of such use. Notwithstanding any other provision hereof, such rental abatement shall be limited to the amount of any rental or Business interruption insurance proceeds actually received by Landlord under Article IV.

          10.05     Substantial Damage During Lease Term.  Provided Tenant has
                    ------------------------------------
fully complied with Section 4.01 hereof (including actually maintaining in effect rental value insurance or Business interruption insurance provided for in clause (c) thereof) and has satisfied the conditions of the last sentence of this Section 10.05, if, at any time during the Term or any Extension Term, as the case may be, of this Lease, any Leased Property is so damaged by fire or otherwise that it is Completely Destroyed or Partially Destroyed (as such terms are hereafter defined), Tenant may, within one hundred and eighty (180) days after such damage, give notice of its election to terminate this Lease with respect to such Leased Property and, subject to the further provisions of this Section, this Lease will cease with respect to such Leased Property on the thirtieth (30th) day after the delivery of such notice. If the Lease is so terminated, Tenant will have no obligation to repair, rebuild or replace such Leased Property, and the entire insurance proceeds will belong to Landlord. If the Lease is not so terminated, Tenant shall rebuild such Leased Property in accordance with Section 10.01. If Tenant elects to terminate this Lease pursuant to this Section 10.05, Tenant will pay (or cause to be paid) to Landlord, an amount equal to the excess amount, if any, of the book value of the damaged property as shown in Landlord's financial statements as of the date of such termination, over the amount of all insurance proceeds received by Landlord. A Leased Property shall be deemed to be "Completely Destroyed" if there is sufficient damage to such Leased Property that Landlord and Tenant agree to its classification as such. A Leased Property shall be deemed to be "Partially Destroyed" if, as a result of damages to it, a substantial part of the Business (as determined by a reasonable dealer in the trade, in light of standard trade practices) cannot be conducted on it within one hundred and eighty (180) days of the occurrence of such damages. In the event that Landlord and Tenant are unable to agree to a determination of whether any Leased Property is Completely Destroyed, Partially Destroyed or otherwise, such determination shall be made pursuant to the Arbitration provisions set forth in Article XIV.

          10.06     Damage Near End of Term.  Notwithstanding any provisions of
                    -----------------------
Sections 10.01 or 10.05 to the contrary, if damage to or destruction of any Leased Property occurs during the last twenty-four (24) months of the Term, and if such damage or destruction renders the Leased Property Completely Destroyed or Partially Destroyed, either party shall have the right to terminate this Lease as to such Leased Property by giving notice to the other within ten (10) days after the date of damage or destruction, in which event Landlord shall be entitled to retain the insurance proceeds and Tenant shall pay to Landlord on demand the amount of any deductible or uninsured loss arising in connection therewith; provided, however, that any such notice given by Landlord shall be void and of no force and effect if Tenant exercises an available option for an Extension Term with respect to such Leased Property pursuant to provisions of this Lease within ten (10) business days following receipt of such termination notice.

          10.07     Risk of Loss.  Notwithstanding anything herein to the
                    ------------
contrary, during the Term or any Extension Term, as the case may be, the risk of loss of or decrease in the enjoyment and beneficial use of the Leased Properties in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Tenant, and Landlord shall in no event be answerable or accountable therefor except in the case of gross negligence, willful misconduct or breach of this Lease by Landlord resulting in such damage or destruction. In addition, all risk of loss or decrease in enjoyment and beneficial use in consequence of foreclosures, attachments, levies or executions is assumed by Tenant except for foreclosure due to Landlord's indebtedness.

                                   ARTICLE XI
                                  CONDEMNATION

          11.01     Total Taking.  If at any time during the Term or any
                    ------------
Extension Term, as the case may be, any Leased Property is totally and permanently taken by right of eminent domain or by conveyance made in response to the threat of the exercise of such right ("Condemnation"), this Lease shall terminate as to such Leased Property on the Date of Taking (which shall mean the date the condemning authority has the right to possession of the property being condemned), and Tenant shall promptly pay all outstanding applicable Rent and other charges through the date of termination, provided, however, this Lease shall not so terminate if the Condemnation occurred due to the failure of Tenant to maintain such Leased Property as required by Article VII hereof or other applicable provisions hereof, whether or not such failure on the part of Tenant constituted an Event of Default hereunder at the time of the Condemnation.

          11.02     Partial Taking.  If a portion of a Leased Property is taken
                    --------------
by Condemnation, this Lease shall remain in effect as to such Leased Property if such Leased Property is not thereby rendered Unsuitable for the continuation of Tenant's Business on that Leased Property (which shall mean that such Leased Property is in such a state or condition such that in the good faith judgment of Tenant, reasonably exercised, it cannot be used on a commercially practicable basis in the operation of the Business), but if such Leased Property is thereby rendered Unsuitable for the continuation of Tenant's Business on that Leased Property, this Lease shall terminate as to such Leased Property on the Date of Taking, provided such Condemnation was not as a result of Tenant's failure to maintain such Leased Property as provided for in Section 11.01.

          11.03     Restoration.  If there is a partial taking of any Leased
                    -----------
Property and this Lease remains in full force and effect pursuant to Section 11.02, Landlord shall retain the amount of any Landlord Award (as hereafter defined) received by Landlord, Landlord shall apply such Landlord Award to accomplish all necessary restoration to the Leased Property, and any excess after such application shall be retained by Landlord. If there is a partial taking of any Leased Property and this Lease remains in full force and effect pursuant to Section 11.02, Tenant shall retain the amount of any Tenant Award (as hereafter defined) received by Tenant, Tenant shall apply such Tenant Award to accomplish all necessary restoration of Tenant's property, and any excess after such application shall be retained by Tenant. Notwithstanding anything in this Section to the contrary, in the event that there is a partial taking of any Leased Property and this Lease remains in full force and effect pursuant to
Section 11.02, and there is a single Award with respect to such partial taking, then the Landlord and Tenant shall use their good faith efforts to determine the proper apportionment of such Award (as hereafter defined) to restoration of Landlord's and Tenant's respective properties. In the event that the parties are unable to agree on such apportionment within thirty (30) days, the parties shall submit to arbitration of an apportionment subject to the arbitration provisions set forth in Article XIV.

          11.04     Landlord's Inspection.  During the progress of such
                    ---------------------
restoration, Landlord
and its architects and engineers may, from time to time, inspect the subject Leased Property and will be furnished, if required by them, with copies of all plans, shop drawings, and specifications relating to such restoration. Tenant will keep all plans, shop drawings, and specifications available, and Landlord and its architects and engineers may examine them at all reasonable times. If, during such restoration, Landlord and its architects and engineers determine that the restoration is not being done in accordance with the approved plans and specifications, Landlord will give prompt notice in writing to Tenant, specifying in detail the particular deficiency, omission, or other respect in which Landlord claims such restoration does not accord with the approved plans and specifications. Upon the receipt of any such notice, Tenant will cause corrections to be made to any deficiencies, omissions, or such other respect. Tenant's obligations to supply insurance, according to Article IV, will be applicable to any restoration under this Section.

          11.05     Award Distribution.  The entire compensation, sums or
                    ------------------
anything of value awarded, paid or received on a total or partial Condemnation of a Leased Property that is awarded to Landlord shall belong to Landlord (the "Landlord Award"). The entire compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation of a Leased Property that is awarded to Tenant shall belong to Tenant (the "Tenant Award", collectively with the Landlord Award, the "Awards", and each, individually, an "Award"). Notwithstanding anything in this Section to the contrary, in the event that there is a total or partial Condemnation of a Leased Property and there is a single Award with respect to such Condemnation, then the Landlord and Tenant shall use their good faith efforts to determine the proper apportionment of such Award to Landlord's and Tenant's respective properties. In the event that the parties are unable to agree on such apportionment within thirty (30) days, the parties shall submit to arbitration of an apportionment subject to the arbitration provisions set forth in Article XIV.

          11.06     Temporary Taking.  The taking of any Leased Property, or any
                    ----------------
part thereof, by military or other public authority shall constitute a taking by Condemnation only when the use and occupancy by the taking authority has continued for longer than twenty four (24) months. During any such twenty-four
(24) month period, which shall be a temporary taking, all the provisions of this Lease shall remain in full force and effect as to such Leased Property with no abatement of rent payable by Tenant hereunder. In the event of any such temporary taking, the entire amount of any such Award made for such temporary taking allocable to the Term hereof, whether paid by way of damages, Rent or otherwise, shall be paid to Tenant.

                                  ARTICLE XII
         ADDITIONAL REPRESENTATIONS, WARRANTIES AND FINANCIAL COVENANTS

          Tenant hereby represents, warrants and covenants to Landlord as follows:

          12.01 Organization and Qualification.
                ------------------------------

          (a) Tenant is a [_________] corporation duly organized, validly existing and in good standing under the laws of its state of incorporation or organization, with all power and authority, corporate or otherwise, necessary to: (i) enter into and perform this Lease and (ii) own and lease its assets and properties, and conduct its Business, as it is now being conducted or proposed to be conducted. Tenant is duly qualified as a foreign corporation or other entity, as the case may be, to conduct its Business and own and lease its assets and properties, and is in good standing, in each jurisdiction where the character of its assets and properties owned or held under lease or the nature of its Business makes such qualification necessary or advisable, and is duly qualified and licensed under all laws, regulations, ordinances or orders of public or governmental authorities, or otherwise to carry on its Business and own or lease its assets and properties in the places and in the manner in which they are owned, leased or conducted or proposed to be owned, leased or conducted, except where the failure to be so organized, qualified and in good standing or to have such authority, qualification or licensing could not result in a Material Adverse Change. Complete and correct copies of Tenant's Charter, as in effect on the date hereof, and Tenant's by-laws, also as in effect on the date hereof, have been delivered to Landlord.

          (b) Each Affiliate that conducts operations or business on or from any Leased Property, whether now or at any time in the future, is duly organized, validly existing and in good standing under the laws of its organization, with all power and authority, corporate or otherwise, necessary to own and lease its assets and properties, and conduct its business, as it is now being conducted or proposed to be conducted. Each Affiliate is duly qualified as a foreign corporation or other entity, as the case may be, to do business and own and lease its assets and properties, and is in good standing, in each jurisdiction where the character of its assets and properties owned or held under lease or the nature of its activities or business makes such qualification necessary or advisable, and is duly qualified and licensed under all laws, regulations, ordinances or orders or public or governmental authorities or otherwise to carry on its business and own or lease its assets and properties in the places and in the manner in which they are owned, leased or is conducted or proposed to be owned, leased or conducted, except where the failure to be so organized, qualified and in good standing or to have such authority, qualification or licensing could not result in a Material Adverse Change.

          "Material Adverse Change" since a particular specified date, or a date which may be specified from the circumstances existing immediately prior to the happening of a specified event or occurrence, or, if no date or event is specified, with reference to the most recent Annual Financial Statements delivered pursuant to this Lease, means a material adverse change in the Business, assets, properties, franchises, financial condition or income of Tenant or the operations, business, assets, properties, franchises, financial condition, income or prospects of any Affiliate, whether or not such event or occurrence is an Event of Default. Nothing that would otherwise be a breach of any representation, warranty, covenant or obligation herein by any Affiliate shall be a breach of this Agreement, unless such breach constitutes or causes a material adverse effect on the Business.

          "Affiliate" means with respect to any Person, (i) any Person that holds direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of voting securities or other voting interests representing at least five percent (5%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least five percent (5%) of the outstanding equity securities or interests in a Person, or (ii) any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person.

          A "Person" shall mean and include natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, Indian tribes or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          12.02     Material Agreements. Tenant has previously furnished to
                    -------------------
Landlord correct and complete copies of (including all exhibits, schedules and amendments thereto) each agreement listed in Exhibit 12.02, each as in effect on the date hereof (the "Material Agreements").

          12.03  Changes in Condition.  Since the date of the latest Annual
                 ---------------------
Financial Statements, no Material Adverse Change has occurred between such date and the date hereof, and neither Tenant nor any Affiliate has entered into any material transaction outside the ordinary course of its or their operations or business, including the Business, except as set forth in Exhibit 12.03 and the matters contemplated by this Lease.

          12.04     Franchises, Licenses, etc.  Tenant and its subsidiaries own,
                    --------------------------
or have sufficient interests in, all franchises, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses, permits, authorizations and other rights as are necessary for the conduct of Tenant's Business and its subsidiaries' businesses as now conducted or proposed to be conducted by Tenant or any Affiliate, as well as rights under any agreement under which Tenant or its subsidiaries has access to confidential information used by Tenant or its subsidiaries in Tenants' Business or the businesses of its subsidiaries, as the case may be (collectively, the "Intellectual Property"). All Intellectual Property is in full force and effect in all material respects, and Tenant and its subsidiaries are in substantial compliance with the foregoing without any conflict with the valid rights of others, which has resulted, or could be reasonably likely to result in any Material Adverse Change. Neither Tenant nor any Affiliate has violated, or received any communication that by conducting its Business or any Affiliate's businesses, it or any Affiliate would violate any franchises, licenses, patents, trademarks, service marks, trade names, copyrights, trade secrets, proprietary rights or processes of any other Person (as hereafter defined) nor is Tenant or any Affiliate aware of any such violations. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such license, franchise or other right or affect the rights of Tenant or any Affiliate so as to result in or reasonably be likely to result in any Material Adverse Change. There is no litigation or other proceeding or dispute or, to the knowledge of Tenant or any Affiliate, threat thereof with respect to the validity or, where applicable, the extension or renewal, of any of the foregoing which has resulted, or could result, in any Material Adverse Change.

          12.05     Litigation.  No litigation, at law or in equity, or any
                    -----------
proceeding before any court, board or other governmental or administrative agency or any arbitrator or other forum of alternative dispute resolution is pending or, to the knowledge of Tenant or any Affiliate, threatened which involves any risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or could result, in any Material Adverse Change or which seeks to enjoin the execution and consummation of this Lease and the performance of Tenant's obligations hereunder. No judgment, decree or order of any court, board or other governmental or administrative agency or any arbitrator has been issued against or binds Tenant or any Affiliate, which has resulted, or could result, in any Material Adverse Change.

          12.06  Authorization and Enforceability.  Tenant has taken all
                 ---------------------------------
corporate or other action required to execute, deliver and perform this Lease. This Lease constitutes the legal, valid and binding obligation of Tenant and is enforceable against Tenant in accordance with its terms.

          12.07  No Legal Obstacle to Lease.  Neither the execution and delivery
                 ---------------------------
of this Lease nor the performance of any obligation hereunder has constituted or resulted in or will constitute or result in:

               (a) any breach, violation of, conflict with, default under or termination of any agreement, contract, mortgage, instrument, deed or lease to which Tenant or any Affiliate is a party or by which it or they are bound;

               (b) the violation of or conflict with any law, statute, ordinance, judgment, decree, order, rule or regulation applicable to Tenant, any Affiliate, any Improvements or any Leased Property; or

               (c) any violation of or conflict with Tenant's or any Affiliate's Charter or By-Laws or other organizational documents, as the case may be.

          No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by Tenant in connection with the execution, delivery and performance of this Lease.

           12.08    Certain Business Representations:
                    --------------------------------

                    (a)   Labor Relations. No dispute or controversy between
                          ---------------
                          Tenant or any Affiliate and its or their employees has resulted in, or is reasonably likely to result in, any Material Adverse Change, and neither Tenant nor any Affiliate anticipates that its relationships with its unions or employees will result, or are reasonably likely to result, in any Material Adverse Change. Tenant and each Affiliate is in compliance in all material respects with all federal and state laws relating to employees and labor relations, including, but not limited to, laws relating to health and safety in the workplace, non-discrimination in employment and the payment of wages.

                    (b)   Antitrust. Tenant and each Affiliate is in compliance
                          ---------
                          in all material respects with all federal and state antitrust laws relating to Tenant's Business and the subsidiaries' businesses and the geographic concentration thereof.

                    (c)   Consumer Protection. Neither Tenant nor any Affiliate
                          -------------------
                          is in violation of any rule, regulation, order, or interpretation of any rule, regulation or order of the Federal Trade Commission (including truth-in-lending) or other federal, state or local public or governmental authority or agency, with which the failure to comply, in the aggregate, has resulted in, could result in, a Material Adverse Change.

                    (d)   Future Expenditures. Neither Tenant nor any Affiliate,
                          -------------------
                          anticipates that further expenditures, if any, by Tenant or any Affiliate needed to meet the provisions of any federal, state or foreign governmental statutes, orders, rules or regulation could result in any Material Adverse Change.

                    (e)   Benefit Liabilities. Neither Tenant nor any ERISA
                          -------------------
                          Affiliate (as
                          hereafter defined) maintains, contributes to, or is obligated to contribute to, nor has Tenant or any ERISA Affiliate maintained, contributed to, been obligated to contribute to, or had any direct, indirect, or contingent liability with respect to, any Title IV Plan (as hereafter defined). Tenant and each ERISA Affiliate have timely made all contributions required to be made with respect to each of their Tenant Benefit Plans (as hereafter defined). Each Tenant Benefit Plan has been maintained in compliance with its terms and with applicable laws (including specifically the Code and the Employee Retirement Income Security Act of 1974 ("ERISA"). Neither Tenant nor any ERISA Affiliate has incurred any obligation in connection with the termination or withdrawal from any Tenant Benefit Plan. Contributions made by Tenant or its ERISA Affiliates, as the case may be, to any Tenant Benefit Plan have been accounted for, and the liabilities associated therewith are disclosed, in Tenant's or its ERISA Affiliates', as the case may be, financial statements for the fiscal year ending before the date as of which this representation is given. The present value of the accrued benefit liabilities (whether or not vested) under each Tenant Benefit Plan, determined as of the end of Tenant's or its ERISA Affiliates', as the case may be, most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Tenant Benefit Plan allocable to such benefit liabilities. "Tenant Benefit Plan" means any plan, fund, or other similar program described in Section 3(2) of ERISA and established or maintained or with respect to which Tenant and/or any ERISA Affiliate has an obligation to contribute for the benefit of its employees (or for which Tenant could be directly or contingently liable). "Title IV Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to Title IV of ERISA and is or has been established or maintained, by Tenant or any ERISA Affiliate, or to which contributions are, have been, or should have been made. "ERISA Affiliate" means any trade or business, whether or not incorporated, that, together with Tenant, is or has been under common control, within the meaning of Section 414(b), (c),
                          (m), or (o) of the Code or Section 4001 of ERISA.

                 12.09  Certain Financial Covenants.  Tenant or an Affiliate, as
                ------  ----------------------------
applicable, is in compliance in all material respects with all financial covenants required to be maintained pursuant to any franchise or other agreement pursuant to which Tenant or such Affiliate operates its business, except in such respects as shall not result in any franchisor under any franchise or operating agreement to which Tenant is a party taking any action that could result in a Material

Adverse Change.

          12.10     Cash Flow Coverage Ratio Covenant.  On the date of this
                    ---------------------------------
Lease and measured at a date that is twenty-four (24) months following such date (each a "Cash Flow Measurement Date"), and on each anniversary date that is twenty-four (24) months following a prior Cash Flow Measurement Date, Tenant shall have maintained a Cash Flow Coverage Ratio of not less than 1.5 to 1.0 based on the Annual Financial Statements to be delivered to Landlord in accordance with Section 6.04 hereof. "Cash Flow Coverage Ratio" means the aggregate of net income before taxes plus mortgage interest, rent expense, depreciation, compensation of principals of the Business, management fees plus the annual LIFO adjustment and other non-cash expenses, less recurring capital expenditures and gain (loss) on sale of real estate, dividends and/or profits taken out of Tenant divided by the aggregate of the Tenant's obligations under this Lease. Notwithstanding anything herein to the contrary, in the event that Tenant shall not be in compliance with this covenant at a Cash Flow Measurement Date or Tenant shall have knowledge of such non-compliance prior to any Cash Flow Measurement Date, the Tenant shall have the right to cure such breach through any reasonable commercial means, including, but not limited to, providing guarantees acceptable to Landlord, increasing capital, or cross collateralizing with any other property of Tenant or an Affiliate, provided that such breach is cured within one hundred and eighty (180) days after Notice by Landlord to Tenant of the existence of such breach.

          12.11     Disclosure.  This Lease does not contain any untrue
                    ----------
statement of a material fact or omit to state a material fact necessary in order to make any statement contained herein not misleading in light of the circumstances under which it was made. To Tenant's knowledge, there is no event, fact or occurrence that has resulted, or in the future (so far as Tenant can reasonably foresee) could result, in any Material Adverse Change, except to the extent that present or future general and sector-specific economic conditions may result in a Material Adverse Change.

          12.12     Covenant Not to Acquire.  Tenant covenants and agrees that
                    -----------------------
during the Term and any Extension Term, as the case may be, Tenant and its controlling shareholders or its or their Affiliates will not acquire, directly or indirectly, more that 9.90% of the outstanding common shares of beneficial interest of Capital Automotive REIT. Tenant covenants and agrees that it will divest itself of such shares of Capital Automotive REIT as may be necessary to satisfy the limitations of this Section 12.12.

                                  ARTICLE XIII
                     ASSIGNMENT AND SUBLETTING; ATTORNMENT

          13.01     Prohibition Against Subletting and Assignment.  Subject to
                    ---------------------------------------------
Section 13.03, Tenant shall not, without the prior written consent of Landlord, or upon compliance with any conditions established by Landlord, in its sole discretion, assign, mortgage, pledge, hypothecate, encumber or otherwise transfer (except to an Affiliate) this Lease or any interest herein, or all or any part of any Leased Property, or suffer or permit this Lease or the leasehold estate created hereby or any other rights arising hereunder to be assigned, transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law. For purposes of this Section 13.01, an assignment of this Lease shall be deemed to include any Change of Control of Tenant, as if such Change of Control were an assignment of the Lease. In the event that (i) Landlord shall withhold any consent to any assignment or transfer of this Lease or any interest herein, and (ii) such assignee or transferee is approved by the relevant manufacturer for continuation as a franchisee, there shall be a presumption that such assignment or transfer was reasonable and Landlord shall have the burden of rebutting such presumption and of proving that such consent was in fact reasonably withheld (or that such conditions were reasonable).

           13.02    Changes of Control.  A Change of Control requiring the
                    ------------------
consent of Landlord shall mean:

                    (a) the issuance and/or sale by Tenant or the sale by any shareholder or equity holder of Tenant of a Controlling (which shall mean, as applied to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise) interest in Tenant to a Person other than an Affiliate of Tenant, other than in either case a distribution to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended (a "Registered Offering");

                    (b) the sale, conveyance or other transfer of all or substantially all of the assets of Tenant (whether by operation of law or otherwise) provided, however, that no Change of Control shall be deemed to have occurred in the event of the transfer of assets as a result of the death of a person involved in the Business, so long as the transferee is approved by the manufacturer for the continuation of the Business; or

                    (c) any transaction pursuant to which Tenant is merged with or consolidated into another entity (other than an entity owned and Controlled by an Affiliate), and Tenant is not the surviving entity.

           13.03    Operating/Service Agreements.
                    -----------------------------

                    (a)   Permitted Agreements. Tenant shall, without Landlord's
                          --------------------
                          prior approval, be permitted to enter into such operating/service agreements for portions of each Leased Property to various licensees in connection with Tenant's Business as are customarily associated with or incidental to the operation of such Leased Property, which agreements may be in the nature of a sublease agreement.

                    (b)   Terms of Agreements. Each operating/service agreement
                          -------------------
                          concerning a Leased Property shall be subject and subordinate to the provisions hereof. No agreement made as permitted by Section 13.03(a) shall affect or reduce any of the obligations of Tenant hereunder, and all such obligations shall continue in full force and effect as if no agreement had been made. No agreement shall impose any additional obligations on Landlord hereunder.

                    (c)   Copies. Tenant shall, within ten (10) days after the
                          ------
                          execution and delivery of any operating/service agreement permitted by Section 13.03(a), deliver a duplicate original thereof to Landlord.

                    (d)   Assignment of Rights in Agreements. As security for
                          ----------------------------------
                          performance of its obligations hereunder, Tenant hereby grants, conveys and assigns to Landlord all right, title and interest of Tenant in and to all operating/service agreements now in existence or hereinafter entered into for each Leased Property, and all extensions, modifications and renewals thereof and all rents, issues and profits therefrom, to the extent the same are assignable by Tenant. Landlord hereby grants to Tenant a license to collect and enjoy all rents and other sums of money payable under any such agreement; provided, however, that Landlord shall have the absolute right at any time after the occurrence and continuance of an Event of Default upon notice to Tenant and any vendors or licensees to revoke said license and to collect such rents and sums of money and to retain the same. Tenant shall not (i) after the occurrence and continuance of an Event of Default, consent to, cause, or allow, any material modification or alteration of any of the terms, conditions or covenants of any of the agreements or the termination thereof, without the prior written approval of Landlord nor (ii) accept any rents (other than customary security deposits) more than thirty (30) days in advance of the accrual thereof nor permit anything to be done, the doing of which, nor omit or refrain from doing anything, the omission of which, will or could be a breach of or default in the terms of any of the agreements.

                   (e)    Licenses, Etc. For purposes of Section 13.03, the
                          -------------
                          operating/service agreements shall mean any licenses, concession arrangements, or other arrangements relating to the possession or use of all or any part of any Leased Property.

          13.04     Assignment.  If Landlord shall withhold its consent to any
                    ----------
assignment or if Landlord shall have established conditions to approval of any assignment but such conditions shall not have been complied with, to the satisfaction of Landlord, such assignment shall not in any way impair the continuing primary liability of Tenant hereunder. No consent to any assignment in a particular instance shall be deemed to be a general waiver of the prohibition set forth in Article XIII. Any assignment shall be solely of Tenant's entire interest in this Lease with respect to the subject Leased Property or Leased Properties. Any assignment or other transfer of all or any portion of Tenant's interest in this Lease in contravention of Article XIII shall be voidable at Landlord's option.

           13.05    REIT Limitations.
                    ----------------

                    (a) Anything contained herein to the contrary notwithstanding, Tenant shall not: (a) sublet or assign a Leased Property or this Lease on any basis such that the rental or other amounts to be paid by the sublessee or assignee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the sublessee or assignee; (b) sublet or assign a Leased Property or this Lease to any Person that, under Section 856(d)(2)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), Landlord or its general partner owns, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d) (5) of the Code, a ten percent (10%) or greater interest; or (c) sublet or assign a Leased Property or this Lease in any other manner or otherwise derive any income which could cause any portion of the amounts received by Landlord pursuant hereto or any sublease to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c) (2) of the Code. The requirements of this Section 13.05 shall likewise apply to any further subleasing by any subtenant.

                    (b) Tenant acknowledges that Capital Automotive REIT, a Maryland real estate investment trust and the general partner of Landlord (the "Company"), intends to elect to be taxed as a real estate investment trust (a "REIT") under the Code. Tenant shall not do anything which would adversely affect the Company's status as a REIT. Tenant hereby agrees to modifications of this Lease which do not materially adversely affect Tenant's rights and liabilities if such modifications are required to retain or clarify the Company's status as a REIT.

          13.06     Attornment.  Tenant shall insert in each sublease permitted
                    ----------
under Section 13.03(a) provisions to the effect that: (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Landlord hereunder; (b) in the event this Lease shall terminate before the expiration of such sublease, the sublessee thereunder will, at Landlords' option, attorn to Landlord and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder, as a result of the termination hereof; and (c) in the event the sublessee receives a written notice from Landlord or Landlord's assignees, if any, stating that Tenant is in default under this Lease, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such notice, or as such party may direct. All rentals received from the sublessee by Landlord or Landlord's assignees in respect of a Leased Property, if any, as the case may be, shall be credit against the amounts owing by Tenant hereunder with respect to such Leased Property.

          13.07     Severance and Spin-Off.  If at any time while this Lease is
                    ----------------------
in effect any Leased Property shall be utilized by Tenant in the operation of more than one automobile franchise, then provided that there is no existing Event of Default and there exists no condition which, with the passage of time, could become an Event of Default, Tenant shall have the right (the "Spin-Off Right") to sever and spin-off one or more parcels (each referred to as a "Spin-Off Parcel") of the Leased Property from this Lease, subject to compliance with the requirements of Section 13.08.

          13.08     Assignment.  If the Leased Property is not a separate
                    ----------
subdivided lot, Landlord may condition its approval of an assignment upon Tenant showing that there are appropriate provisions (such as a condominium regime, subdivision, and/or reciprocal easements, lender and/or franchisor consents if necessary, and separate tax lots) which allow the Leased Property to be separately owned and operated without interference from or dependence upon, another person as to items such as access, real estate taxes, or utilities.

                                  ARTICLE XIV
                                  ARBITRATION

          14.01     Controversies.  Except with respect to the payment of Rent
                    -------------
hereunder, which shall be subject to the provisions of Section 9.02, in the event a controversy arises between the parties as to any of the requirements of this Lease or the performance hereunder, which the parties are unable to resolve, the parties agree to waive the remedy of litigation (except for extraordinary relief in an emergency situation) and agree that such controversy or controversies shall be determined by arbitration as hereafter provided in this Article.

          14.02     Appointment of Arbitrators.  The party or parties requesting
                    --------------------------
arbitration shall serve upon the other a demand therefor, in writing, specifying in detail the controversy and matter(s) to be submitted to arbitration before the American Arbitration Association. The selection of arbitrators shall be conducted pursuant to the rules for resolution of commercial disputes promulgated by the American Arbitration Association. The party or parties giving notice shall request a listing of available arbitrators from the American Arbitration Association, and each party shall respond in the selection process within fifteen (15) days after each receipt of such listings until a panel of three (3) arbitrators has been designated. If either party fails to respond within fifteen (15) days, it is agreed that the American Arbitration Association may make such selections as are necessary to complete the panel of three (3) arbitrators.

          14.03     Arbitration Procedure.  Within five (5) business days after
                    ---------------------
the selection of the arbitration panel, the arbitrators shall give written notice to each party as to the time and the place of each meeting, which shall be held in Washington, D.C., at which the parties may appear and be heard, which shall be no later than fifteen (15) days after certification of the arbitration panel. The parties specifically waive discovery, and further waive the applicability of rules of evidence or rules of procedure in the proceedings. The applicable rules shall be those in effect at the time for the resolution of commercial disputes promulgated by the American Arbitration Association. Notwithstanding the foregoing, the substantive law governing the arbitration shall be the laws of the State of Delaware (without application of choice of law provisions). The arbitrators shall take such testimony and make such examination and investigations as the arbitrators reasonably deem necessary. The decision of the arbitrators shall be in writing signed by a majority of the panel which decision shall be final and binding upon the parties to the controversy. Provided, however, in rendering their decisions and making awards, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Lease.

          14.04     Expenses.  The expenses of the arbitration shall be assessed
                    --------
by the arbitrators and specified in the written decision. In the absence of a determination or assessment of expenses of the arbitration procedure in the award, all of the expenses of such arbitration shall be divided equally between Landlord and Tenant. Each party in interest shall be responsible for and pay the fees, costs and expenses of its own counsel, unless the arbitration award provides for an assessment of reasonable attorneys' fees and costs.

          14.05     Enforcement of the Arbitration Award.  There shall be no
                    ------------------------------------
appeal from the decision of the arbitrators, and upon the rendering of an award, any party thereto may file the arbitrators' decision in the United States District Court for the Eastern District of Virginia for enforcement as provided by applicable law.


                                   ARTICLE XV
                        QUIET ENJOYMENT, SUBORDINATION,
                       ATTORNMENT, ESTOPPEL CERTIFICATES

          15.01     Quiet Enjoyment.  So long as Tenant performs all of its
                    ---------------
obligations under this Lease, Tenant's possession of the Leased Properties will not be disturbed by or through Landlord.

          15.02     Landlord Mortgages; Subordination.  Subject to Section
                    ---------------------------------
15.03, without the consent of Tenant, Landlord may, from time to time, directly or indirectly, create or otherwise cause to exist any liens, encumbrances, security interests or title retention agreements on any Leased Property, or any portion thereof or any interest therein, whether to secure any borrowing or other means of financing or refinancing. Tenant shall execute, acknowledge and deliver to Landlord, at any time and from time to time upon demand by Landlord or any mortgagee or any holder of any mortgage or other instrument described in this Section, without cost to Landlord, a Subordination and Non-Disturbance Agreement in the form attached hereto as Exhibit 15.02, which provides that (i) Tenant's rights hereunder are subordinate to any ground lease or underlying lease, first mortgage, first deed of trust, or other first lien against any Leased Property, together with any renewal, consolidation, extension, modification, or replacement thereof, which now or at any subsequent time affects any Leased Property or any interest of Landlord in any Leased Property, except to the extent that any such instrument expressly provides that this Lease is superior; and (ii) in the event such party succeeds to Landlord's interest under the Lease and provided that no Event of Default by Tenant exists, such party will not disturb Tenant's possession, use or occupancy of the subject Leased Property. If Tenant fails or refuses to execute, acknowledge, and deliver such Subordination and Non-Disclosure Agreement within ten (10) business days after written demand, then Landlord shall send to Tenant a second written demand. If Tenant fails or refuses to execute, acknowledge and deliver such Subordination and Non-Disclosure Agreement within ten (10) days after such second written demand, then Landlord or such successor in interest may execute, acknowledge and deliver such Subordination and Non-Disclosure Agreement on behalf of Tenant as Tenant's attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant the Subordination and Non-Disclosure Agreement. This power of attorney is coupled with an interest and is irrevocable.

          15.03     Attornment.  If any holder of any mortgage, indenture, deed
                    ----------
of trust, or other similar instrument described in Section 15.02 succeeds to Landlord's interest in any Leased

Property, Tenant will pay to such holder all Rent subsequently payable hereunder as to such Leased Property. Tenant shall, upon request of anyone succeeding to the interest of Landlord, automatically become the tenant of, and attorn to, such successor in interest without changing this Lease. The successor in interest will not be bound by: (a) any payment of Rent for more than one (1) month in advance; (b) any amendment or modification hereof made without its written consent; (c) any claim against Landlord arising prior to the date on which the successor succeeded to Landlord's interest; or (d) any claim or offset of Rent against Landlord.

          15.04     Estoppel Certificates.  At the request of Landlord or any
                    ---------------------
mortgagee or purchaser of a Leased Property, Tenant shall execute, acknowledge, and deliver an estoppel certificate, in recordable form, in favor of Landlord or any mortgagee or purchaser of any Leased Property certifying the following as to such Leased Property: (a) that this Lease is unmodified and in full force and effect, or if there have been modifications that the same is in full force and effect as modified and stating the modifications; (b) the date to which Rent and other charges have been paid; (c) that neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default, if that be the case, or specifying any existing default; (d) that Tenant has accepted and occupies such Leased Property; (e) that Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord, if that be the case, or specifying such that exist; (f) that Landlord has no outstanding construction or repair obligations; and (g) such other information as may reasonably be requested by Landlord or any mortgagee or purchaser. Any purchaser or mortgagee may rely on this estoppel certificate.
If Tenant fails to deliver the estoppel certificates to Landlord within ten (10) business days after the request of Landlord, then Landlord shall request such delivery a second time. If Tenant fails to deliver the estoppel certificates to Landlord within ten (10) days after such second request by Landlord, then Tenant shall be deemed to have certified that: (a) this Lease is in full force and effect and has not been modified, or that this Lease has been modified as set forth in the certificate delivered to Tenant; (b) Tenant has not prepaid any Rent or other charges except for the current month; (c) Tenant has accepted and occupies such Leased Property; (d) neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default; (e) Landlord has no outstanding construction or repair obligation; and (f) Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge and deliver on Tenant's behalf any estoppel certificate which Tenant does not object to within twenty (20) days after Landlord sends the certificate to Tenant. This power of attorney is coupled with an interest and is irrevocable.

          15.05     Waiver of Landlord's Lien.  Landlord agrees to and does
                    -------------------------
hereby Waiver its Landlord's lien and any other rights that it may have with respect to property or assets representing the security or collateral under Tenant's "floor-plan" or similar financing arrangements, during the Term or any Extension Term. Landlord shall, upon request by any such lender, execute an acknowledgment of such waiver.

                                  ARTICLE XVI
                              RIGHT OF FIRST OFFER

           16.01    Right of First Offer During Lease Term or Extension Term.
                    ---------------------------------------------------------

             (a) If and when during the Term or Extension Term, as the case may be, Landlord shall decide to sell the Leased Properties to a Person who is not an Affiliate of Landlord (the "Decision to Sell"), provided that no Event of Default has occurred and is continuing under the Lease, Landlord shall notify Tenant in writing within ten (10) business days after Landlord makes a Decision to Sell. Tenant shall have ten (10) business days thereafter in which to notify Landlord in writing of its desire to purchase the Leased Properties. If Tenant shall give such notice, Tenant shall have a period of thirty (30) days within which to make a written offer to purchase the property (the "First Offer"). The First Offer must set forth the purchase price, deposit amounts and closing date and any and all other terms and conditions being proposed by Tenant.

             (b) Within thirty (30) days of receipt of the First Offer, Landlord shall give Tenant written notice of its acceptance or rejection thereof. If accepted, Tenant shall, within five (5) days after receipt of the acceptance notice, make the deposit called for in the First Offer and the parties shall proceed to contract and closing upon the terms thereof. If the First Offer is rejected, then, subject to the provisions of subsections (c) and (d) of this Section 16.01, Tenant shall have no further rights with respect to the purchase of the Leased Properties during the Term or Extension Term, as the case may be.

             (c) If Landlord shall reject the First Offer, for a one year period thereafter it may proceed to sell the Leased Properties, subject to the Lease and the remaining Term or Extension Term thereof, as the case may be, to any third party, provided (i) the purchase price of such sale shall exceed that specified in the First Offer, or (ii) if the purchase price of such sale does not exceed that specified in the First Offer, the terms of such sale, taken together, are more favorable to Landlord, in Landlord's reasonable judgement, than those of the First Offer. There shall be a presumption that Landlord's judgment was reasonable and Tenant shall have the burden of rebutting such presumption and of proving that such judgment was in fact unreasonable.

             (d) If no sale is effected by Landlord within the period specified in subsection (c) above, then if Landlord thereafter desires to sell the Leased Properties, the procedure set forth in subsections (a), (b) and (c) shall be followed.

             (e) This option shall terminate in any event twenty (20) years after the death of the last descendant of the father of John J. Pohanka living at the time of execution of this Lease.

           16.02    Right to Purchase at End of an Extension Term.
                    ----------------------------------------------

             (a) Landlord hereby grants the Tenant the right and option to purchase the Leased Properties (the "Option to Purchase") at an amount equal to the Property Consideration (as hereafter defined) upon termination of an Extension Term of this Lease. The Option to Purchase shall not be granted if Tenant does not extend the Term of this Lease pursuant to Section 1.03 or if on the Option Exercise Date (as hereafter defined) an Event of Default with respect to any Leased Property exists and has not been cured. The Tenant shall notify Landlord in writing of its intent to exercise this Option to Purchase, thirty (30) days prior to the end of an Extension Term of this Lease (the "Option Exercise Date").

             (b) The consideration to be paid for the Leased Properties upon exercise of the Option to Purchase (the "Property Consideration") shall be the Appraised Value (as hereafter defined) determined by (1) an independent appraiser, who is a member of the Appraisal Institute, and will be selected by Landlord, (the "Landlord MAI Appraiser"), (2) a second appraiser, who is a member of the Appraisal Institute, and will be selected by the Tenant (the "Tenant MAI Appraiser"), and (3) a third MAI Appraiser selected by agreement of the Landlord MAI Appraiser and the Tenant MAI Appraiser (the "Third MAI Appraiser") (each an "Appraiser" and, collectively, the "Appraisers"). Landlord and Tenant shall, as promptly as possible, but in no event later than ten (10) days following the Option Exercise Date, select its respective Appraiser. The Third MAI Appraiser shall be selected no later than five (5) days after the selection of the other Appraisers. The costs of the Appraisers' appraisals shall be shared equally by the parties. As promptly as possible but in no event later than fifteen (15) days after selection of the Third Appraiser, each Appraiser shall deliver his or her written report of the Appraisers' determination of the fair market value of the Leased Property, which determination shall be based, for each Leased Property, upon the highest and best use of such Leased Property, taking into consideration the location of such Leased Property[, any lease to which the Leased Property will be subject,] and other properties comparable thereto. The "Appraised Value" of the Real Property shall be equal to the arithmetic mean of the two
                 (2) fair market value determinations of the Appraisers that are closest in value. In the event that the values of (i) the difference between the highest appraisal value and the next lower appraisal value, and (ii) the difference between the lowest appraisal value and the next higher appraisal value, are equal, then the "Appraised Value" shall be equal to the arithmetic mean of the fair market value determinations of all Appraisers.

             (c) Upon determination of the Property Consideration, Landlord and
                 Tenant agree to cooperate to close the sale and purchase of the Leased Property entirely for cash on an " as is, where as basis" and with no warranties by Landlord other than in a special warranty deed, within forty-five (45) days after the date of determination of the Property Consideration (the "Option Closing Period"). If the sale and purchase of the Leased Property does not close within the Option Closing Period due to Tenant's default, Landlord shall have no further obligations to Tenant pursuant to this Section 16.02 (a).


                                  ARTICLE XVII
                                 MISCELLANEOUS

          17.01   Notices.  Landlord and Tenant hereby agree that all notices,
                  -------
demands, requests, and consents (hereinafter "Notices") required to be given pursuant to the terms of this Lease shall be in writing and shall be addressed as follows:

          If to Tenant:

          [                     ]
          [                     ]
          [                     ]
          [                     ]
          Attention:
          With a copy to:

          [                     ]
          [                     ]

          [                     ]
          [                     ]
          Attention:

          If to Landlord:

          Capital Automotive L.P.
          [                    ]
          [                    ]
          [                    ]
          Attention:

          With a copy to:

          Wilmer, Cutler & Pickering
          2445 M Street, N.W.
          Washington, D.C. 20037
          Attention:  George P. Stamas, Esq.

and shall be served by: (a) personal delivery; (b) certified mail, return receipt requested, postage prepaid; or (c) nationally recognized overnight courier. All notices shall be deemed to be given upon the earlier of actual receipt or three (3) days after mailing, or one (1) business day after deposit with the overnight courier. Any Notices meeting the requirements of this Section shall be effective, regardless of whether or not actually received. Landlord or Tenant may change its notice address at any time by giving the other party Notice of such change. Any such Notice of change of address shall be effective five (5) days after delivery.

          17.02     Advertisement of a Leased Property.  In the event the
                    ----------------------------------
parties hereto have not executed a renewal lease, or agreed to the Extension Term, as to the Leased Property within twelve (12) months prior to the expiration of the Term or an Extension Term, as the case may be, then Landlord or its agent shall have the right to enter such Leased Property at all reasonable times for the purpose of exhibiting such Leased Property to others and to place upon such Leased Property for and during the period commencing two-hundred seventy (270) days prior to the expiration of the Term or an Extension Term, as the case may be, "for sale" or "for rent" notices or signs.

          17.03     Landlord's Access.  Landlord, or its designated agents or
                    -----------------
contractors, shall have the right to enter upon each Leased Property, upon reasonable prior notice to Tenant, for purposes of inspecting the same and assuring Tenant's compliance with this Lease provided, any such entry by Landlord shall be subject to all rules, guidelines and procedures prescribed by Tenant in connection therewith. Landlord shall not be allowed entry to a Leased Property unless accompanied by such of Tenant's personnel as Tenant shall require and which Tenant shall promptly provide.

          17.04     Entire Agreement.  This Lease contains the entire agreement
                    ----------------
between Landlord and Tenant with respect to the subject matter hereof. No representations, warranties, and agreements have been made by Landlord or Tenant except as set forth in this Lease.

          17.05     Severability.  If any term or provision of this Lease is
                    ------------
held by Landlord to be invalid or unenforceable as to a Leased Property, such holding shall not affect the remainder of this Lease as to such Leased Property, or the validity or enforceability of this Lease as to any other Leased Property, and the same shall remain in full force and effect, unless such holding substantially deprives Tenant of the use of such Leased Property or Landlord of the Rents therefor, in which case this Lease shall forthwith terminate as to such Leased Property as if by expiration of the Term or an Extension Term, as the case may be, but shall remain in full force and effect with respect to each other Leased Property.

          17.06     Captions and Headings.  The captions and headings are
                    ----------------------
inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

          17.07     Governing Law.  This Lease shall be construed under the laws
                    -------------
of the State of Virginia (without application of choice of law provisions).

          17.08     Memorandum of Lease or Certain Rights Under the Lease.
                    -----------------------------------------------------
Landlord and Tenant agree that a record of this Lease or of certain rights under this Lease may be recorded by either party in a memorandum of lease approved by Landlord and Tenant with respect to each Leased Property. The party recording such memorandum must bear all costs of such recording.

          17.09     Waiver.  No waiver by Landlord of any condition or covenant
                    ------
herein contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant, nor shall the acceptance of Rent by Landlord at any time when Tenant is in default in the performance or observance of any condition or covenant herein be construed as a waiver of such default, or of Landlord's right to terminate this Lease or exercise any other remedy granted herein on account of such default.

          17.10     Assignment; Binding Effect.  Except as otherwise set forth
                    --------------------------
herein, this Lease shall not be assignable by Tenant, without the prior written consent of Landlord. This Lease will be binding upon and inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Landlord and Tenant.

          17.11  Consents and Approvals.   In each instance in this Lease where
                 ----------------------
the Landlord is required or permitted to give a consent or approval, or to make a determination, the Landlord's decision and any conditions thereon must be reasonable under the circumstances. Except as provided in Sections 8.07(d) and 13.01, there shall be a presumption that each such decision and any conditions thereon by Landlord was in fact reasonable, and Tenant shall have the burden of proof in any attempt to rebut that presumption. With respect to Sections 8.07(d) and 13.01, there shall be a presumption that each such decision and any conditions thereon by Landlord was in fact unreasonable, and Landlord shall have the burden of proof in any attempt to rebut that presumption.

          17.12  Single Property.  Throughout the form of this Lease there are
                 ---------------
references to "Leased Properties". If, in fact, there is only one Leased Property being leased hereunder, all such references shall, without further action, be deemed amended to refer solely to such Leased Property and all provisions relating to Leased Properties, including remedies applicable to only one Leased Property, shall likewise be amended to the extent necessary, but only to the extent necessary, to give effect to the fact that there is only one Leased Property.

           17.13    Modification.  This Lease may only be modified by a writing
                    ------------
signed by both Landlord and Tenant.

          17.14     Incorporation by Reference.  All schedules and exhibits
                    --------------------------
referred to in this Lease are incorporated herein by reference.

          17.15     No Merger.  As to each Leased Property, the surrender of
                    ---------
this Lease by Tenant or the cancellation of this Lease by agreement of Tenant and Landlord or the termination of this Lease on account of Tenant's default will not work a merger, and will, at Landlord's option, terminate any subleases or operate as an assignment to Landlord of any subleases. Landlord's option under this paragraph will be exercised by notice to Tenant and all known subtenants of such Leased Property.

          17.16     Force Majeure.  Landlord, its agents and employees, will not
                    -------------
be liable for any loss, injury, death, or damage (including consequential damages) to persons, property, or Tenant's Business occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling objects, steam, water, rain or snow, leak or flow of water (including water from the elevator system), rain or snow from any Leased Property or into any Leased Property or from the roof, street, subsurface or from any other place, or by dampness or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures of any Leased Property, or from construction, repair, or alteration of any Leased Property or from any acts or omissions of any other occupant or visitor of any Leased Property, or from the release, emission, discharge, presence or disposal of any hazardous substance or material on or from any Leased Property, or from any other cause beyond Landlord's control.

          17.17     Laches.  No delay or omission by either party hereto to
                    -------
exercise any right or power accruing upon any noncompliance or default by the other party with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof.

          17.18     Waiver of Jury Trial.  To the extent that there is any claim
                    --------------------
by one party against the other that is not to be settled by arbitration as provided in Article XIV hereof, Landlord and Tenant waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on all matters arising out of this Lease or the use and occupancy of any Leased Property (except claims for personal injury or property damage). If Landlord commences any summary proceeding for nonpayment of Rent, Tenant will not interpose, and waives the right to interpose, any counterclaim in any such proceeding.

          17.19     Permitted Contests.  Tenant, on its own or on Landlord's
                    -------------------
behalf (or in Landlord's name), but at Tenant's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any legal requirement or insurance requirement or any lien, attachment, levy, encumbrance, charge or claim provided that: (a) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Landlord and from the subject Leased Property; (b) neither the subject Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; (c) in the case of a legal requirement, Landlord would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; (d) in the event that any such contest shall involve a sum of money or potential loss in excess of Twenty Five Thousand Dollars ($25,000), Tenant shall deliver to Landlord and its counsel an opinion of Tenant's counsel to the effect set forth in clauses (a), (b) and (c), to the extent applicable; (e) in the case of a legal requirement and/or an Imposition, lien, encumbrance, or charge, Tenant shall give such reasonable security as may be demanded by Landlord to insure ultimate payment of the same and to prevent any sale or forfeiture of a subject Leased Property or the Rent in respect thereof by reason of such nonpayment or noncompliance; provided, however, the provisions of this Section shall not be construed to permit Tenant to contest the payment of Rent (except as to contests concerning the method of computation or the basis of levy of any Imposition or the basis for the assertion of any other claim) or any other sums payable by Tenant to Landlord hereunder; (f) in the case of an insurance requirement, the coverage required by Article IV shall be maintained; and (g) if such contest be finally resolved against Landlord or Tenant, Tenant shall, as Additional Rent due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable legal requirement or insurance requirement. Landlord, at Tenant's expense, shall execute and deliver to Tenant such authorizations and other documents as may be reasonably required in any such contest, and, if reasonably requested by Tenant or if Landlord so desires, Landlord shall join as a party therein. Tenant hereby agrees to indemnify and hold harmless Landlord, its officers, trustees, employees, shareholders, affiliates and agents from and against any and all demands, claims, causes of action, fines, penalties, damages (including punitive and consequential damages), losses, liabilities (including strict liability), judgments, costs and expenses (including, without limitation, attorneys' fees, court costs, and the costs set forth in Section 9.06) that may be incurred in connection with or arise from any such contest.

          17.20     Construction of Lease.  This Lease has been reviewed by
                    ---------------------
Landlord and Tenant and their respective professional advisors. Landlord and Tenant believe that this Lease is the product of all their efforts, that they express their agreement, and agree that they shall not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of any party's efforts in preparing such documents.

          17.21     Counterparts.  This Lease may be executed in duplicate
                    -------------
counterparts, each of which shall be deemed an original hereof or thereof.

          17.22     Relationship of Landlord and Tenant.  The relationship of
                    -----------------------------------
Landlord and Tenant is the relationship of lessor and lessee. Landlord and Tenant are not partners, joint venturers, or associates.

               {remainder of this page left intentionally blank}

          IN WITNESS WHEREOF, the parties hereto have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

                    CAPITAL AUTOMOTIVE L.P.

                    By:  Capital Automotive REIT,
                         Its General Partner

                         By:
                         Its:

                    [                  ]


                    By:
                    Its:

                 CHERNER LEASE AGREEMENT EXHIBITS AND SCHEDULES

                                   SCHEDULES

   A      Leased Properties
   B      Permitted Liens
   C      Base Annual Rent Schedule

                                    EXHIBITS

   2.02        Payment Account Information
   2.04        Base Annual Rent Adjustment
   5.07        Environmental Reports
   12.02       Material Agreements
   12.03       Changes in Condition
     15.02     Form of Subordination and Non-Disturbance Agreement

                                   EXHIBIT A
                                   ---------

                               LEASED PROPERTIES

Lease      Lessees and Lessees Total Annual Initial Base                    Properties Covered
           Rent for Leased Properties                                       by Lease
----------------------------------------------------------------------------------------------
1          Cherner Lincoln Mercury-Annandale, Inc.                          6500 Little River
                                                                            Turnpike,
           $690,000 + $__________*                                          Annandale VA
                                                                            22312,
                                                                            (Tax Id. 72-001-
           *Amount attributable to closing costs, as set forth in           23A)
           Section 7.5.1 of the Contribution Agreement, dated as of
           November __, 1997, relating to this Property.
----------------------------------------------------------------------------------------------

                                   EXHIBIT B

                                PERMITTED LIENS

     To be in form and substance acceptable to Landlord and provided by Tenant on or before the Commencement Date.

                                   EXHIBIT C
                                   ---------


                       INITIAL BASE ANNUAL RENT SCHEDULE

     See Exhibit A for Initial Base Annual Rent payments due on Leased Property.

                                 SCHEDULE 2.02
                                 -------------

                          PAYMENT ACCOUNT INFORMATION

     Wiring instructions for the Landlord's operating account are as follows:

     FIRST UNION NATIONAL BANK OF VIRGINIA
     CHARLOTTE, NC
     ABA# 051400549

     For Credit to:  CAPITAL AUTOMOTIVE REIT, Operating Account
               Account # 2050000478240

                                 SCHEDULE 2.04
                                 -------------

                          BASE ANNUAL RENT ADJUSTMENT

     The Base Annual Rent shall be increased, effective as of the commencement of the second Lease Year and as of each subsequent Lease Year by an amount equal to the Initial Base Rent multiplied by the change in the Index during the immediately preceding one (1) year period; provided, however, that, in the event that the above-calculated adjustment is greater than two percent (2%), such adjustment shall be equal to two percent (2%).

                                 SCHEDULE 5.07
                                 -------------

                             ENVIRONMENTAL REPORTS

     To be in form and substance acceptable to Landlord and provided by Tenant on or before the Commencement Date.

                                 SCHEDULE 12.02

                              MATERIAL AGREEMENTS
                              -------------------

     To be in form and substance acceptable to Landlord and provided by Tenant on or before the Commencement Date.

                                 SCHEDULE 12.03
                                 --------------

                              CHANGES IN CONDITION

     To be in form and substance acceptable to Landlord and provided by Tenant on or before the Commencement Date.

                                 SCHEDULE 15.02
                                 --------------

       See attached Form of Subordination and Non-Disturbance Agreement.

                  SUBORDINATION AND NON-DISTURBANCE AGREEMENT
                  -------------------------------------------


     THIS AGREEMENT is made as of this ___ day of __________, 1997, among _____________, a ___________ organized under the laws of the State of
_____________ ("Lender"), __________________ ("Tenant"), and CAPITAL AUTOMOTIVE
L.P., a Delaware limited partnership ("Landlord").

                                  WITNESSETH:
                                  -----------

     WHEREAS, Landlord and Tenant have entered into a certain Lease, dated ____________________ , which lease and all amendments, modifications, assignments, subleases and other agreements related thereto are attached hereto as Exhibit A and incorporated herein by this reference (collectively, the
   ---------
"Lease"), which Lease relates to the premises described therein (the "Premises"), and

     WHEREAS, Lender has made or has committed to make a first mortgage loan to Landlord in the principal amount not to exceed $_________ (the "Loan"), the Loan being secured by a mortgage, deed of trust or security deed (collectively, the "Mortgage") and an assignment(s) of leases and rents from Landlord to Lender covering the Premises; and

     WHEREAS, Tenant has agreed that the Lease shall be subject and subordinate to the Mortgage held by Lender, provided Tenant is assured of continued occupancy of the Premises under the terms of the Lease;

     NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and notwithstanding anything in the Lease to the contrary, it is hereby agreed as follows:

     1.   SUBORDINATION OF LEASE.  Lender, Tenant and Landlord do hereby
          ----------------------
covenant and agree that the Lease with all rights, options, liens and charges created thereby, is and shall continue to be subject and subordinate in all respects to the Mortgage and to any renewals, modifications, consolidations, replacements and extensions thereof and to all advancements made thereunder.

     2.   NONDISTURBANCE OF TENANT.  Lender does  hereby agree with Tenant that,
          ------------------------
in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as Tenant complies with and performs its obligations under the Lease, (a) Lender will take no action which will interfere with or disturb Tenant's possession or use of the Premises or other rights under the Lease, and (b) the Premises shall be subject to the Lease and Lender shall recognize Tenant as the tenant of the Premises for the remainder of the terms of the Lease in accordance with the provisions thereof, provided, however, that Lender shall not be subject to any offsets or defenses which Tenant might have against any prior landlord except those which arose under the provisions of the Lease out of such landlord's default and accrued after Tenant had notified Lender and given Lender the opportunity to cure same as hereinbelow provided, nor shall Lender be liable for any act or omission of any prior landlord, nor shall Lender be bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord nor shall it be bound by any amendment or modification of the Lease made without its consent.

     3.   ATTORNMENT BY TENANT.  Tenant does hereby agree with Lender that, in
          --------------------
the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Lender as the landlord under the Lease for the remainder of the term thereof, and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease. In such event, Lender shall not be liable for any act or omission of any prior landlord, liable for return of the security deposit unless same was actually delivered to Lender, bound by any amendment to or assignment of the Lease made without its consent, bound by any rent paid more than thirty (30) days in advance, or be subject to any set-off or defense Tenant might have had against any prior landlord. Tenant further covenants and agrees to execute and deliver upon request of Lender or its assigns, an appropriate Agreement of Attornment to Lender and any subsequent titleholder of the Premises.

     4.   ACKNOWLEDGMENT OF ACQUISITION RIGHTS. Lender acknowledges that Tenant
          ------------------------------------
has certain purchase rights under the lease. So long as Tenant complies with the provisions of the Lease, Lender acknowledges that Tenant may exercise such rights and Lender will honor such rights so long as Tenant pays the acquisition price to Lender or otherwise obtains a release from Lender.

     5.   CURATIVE RIGHTS, MODIFICATION OF LEASE, AND ADVANCE PAYMENT OF RENT.
          -------------------------------------------------------------------
So long as the Mortgage remains outstanding and unsatisfied:

     (a) Tenant will mail or deliver to Lender, at the address and in the manner hereinbelow provided, a copy of all notices permitted or required to be given to the Landlord by Tenant under and pursuant to the terms and provisions of the Lease. At any time before the rights of the Landlord shall have been forfeited or adversely affected because of any default of the Landlord, or within the time permitted the Landlord for curing any default under the Lease as therein provided, Lender may, but shall have no obligation to, pay any taxes and assessments, make any repairs and improvements, make any deposits or do any other act or thing required of the Landlord by the terms of the Lease; and all payments so made and all things so done and performed by Lender shall be as effective to prevent the rights of the Landlord from being forfeited or adversely affected because of any default under the Lease as the same would have been if done and performed by the Landlord.

     (b) Tenant will not consent to the modification of the Lease, nor to the termination thereof, without the prior written consent of Lender, such consent not to be unreasonably withheld or delayed, nor will Tenant pay any rent under the Lease more than thirty (30) days in advance.

     6.   CONSENT TO ASSIGNMENT.  Tenant acknowledges that Landlord will execute
          ---------------------
and deliver to Lender an assignment of the Lease as security for the Loan, and Tenant hereby expressly consents to such assignment.

     7.   LIMITATION OF LIABILITY.  Lender shall have no liability whatsoever
          -----------------------
hereunder prior to becoming the owner of the Premises; and Tenant agrees that if Lender becomes the owner of the Premises, Tenant shall look solely to the estate or interest of Lender in the Premises for satisfaction of any obligation which may be or become owing by Lender to Tenant hereunder or under the Lease.

     8.   LANDLORD AND TENANT CERTIFICATIONS.  Landlord and Tenant hereby
          ----------------------------------
certify to Lender that the Lease has been duly executed by Landlord and Tenant and is in full force and effect, that the Lease and any modifications and amendments specified herein are a complete statement of the agreement between Landlord and Tenant with respect to the leasing of the Premises, and the Lease has not been modified or amended except as specified herein; that to the knowledge of Landlord and Tenant, no party to the Lease is in default thereunder; that no rent under the Lease has been paid more than thirty (30) days in advance of its due date; and that Tenant, as of this date, has no charge, lien or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due thereunder.

     9.   TENANT ESTOPPEL CERTIFICATIONS.  With the knowledge that Lender,
               ------------------------------
as beneficiary of the mortgage encumbering the premises, will place substantial reliance thereon in connection with the closing and funding of the Loan, Tenant hereby makes the following certifications:

          (a) The term of the Lease commenced on ________, 19__, and will terminate on ______________.

          (b) The Lease, as described above, has not been modified, amended, assigned or subleased except as set forth in Exhibit A attached hereto, and is
                                             ---------
in good standing and in full force and effect.

          (c) The Lease provides for rental payments over the term of the Lease, all as specifically provided in the Lease. No rent under the Lease has been paid more than thirty (30) days in advance of the due date of same. For the year ____, monthly payments, which are due on the first (1st) day of each month, are as follows:


Basic Rent -        $________


          Payment of the above amount was timely made for the months of ______, ___and _____, ____, and the next payment of the above amount will be due on
________, ____. In addition to the above amount, certain additional sums are due to Landlord from Tenant under the Lease, all as specifically set forth in the Lease.

          (d) Tenant has paid a security deposit under the Lease.

          (e) To Tenant's knowledge there are no defaults by Landlord under the Lease and there are no existing circumstances which, with the passage of time, or notice, or both, would give rise to a default under the Lease.

          (f) Tenant has accepted and is occupying the Premises, and Landlord has no unperformed obligation under the Lease to construct any improvements for the Tenant related to the Premises.

          (g) Tenant has no charge, lien, claim of set-off or defense against rents or other charges due or to become due under the Lease or otherwise under any of the terms, conditions, or covenants contained therein.

          (h) Tenant has received no notice from any insurance company of any defects or inadequacies in the Premises or in any part thereof which would adversely affect the insurability of the Premises.

          (i) Except as provided in the Lease, Tenant does not have any right or option to purchase the Premises.

          (j) Except as provided in the Lease, Tenant does not have any rights or options to renew the Lease or to lease additional space in any building owned by the Landlord.

          10.  TENANT COVENANTS.
               ----------------

          (a) From and after the date hereof, Tenant will not pay any rent under the Lease more than thirty (30) days in advance of its due date.

          (b) From and after the date hereof, so long as there shall be any assignment of Landlord's interest in the Lease to Lender, or any successor thereto, Tenant will not: consent to the modification of the Lease nor to the termination thereof without the prior written consent of the Lender or any successor holder of the Loan or the Mortgage which consent shall not be unreasonably withheld or delayed (either of them being called "Mortgagee"), nor seek to terminate the Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission to such Mortgagee's last address furnished Tenant) and until a reasonable period of time shall have elapsed following the giving of such notice, during which period the Mortgagee shall have the right, but not the obligation, to remedy such act or omission.

          (c) Upon written notice of the default by Landlord under any of the loan documents held by Mortgagee and assignment of the Landlord's interest under the Lease by Landlord to Mortgagee, Tenant, if Mortgagee so requests, will recognize such Mortgagee as the Landlord under the Lease and will thereafter pay rent and other sums to Mortgagee (or to the party designated by the Mortgagee in writing) in accordance with the terms of the Lease, and, in such event, such Mortgagee will not be liable for any act or omission of any prior lessor, liable for return of the security deposit unless same was actually delivered to Mortgagee, bound by any amendment to or assignment of the Lease made without its consent, bound by any rent paid more than thirty (30) days in advance, or be subject to any set-off or defense Tenant might have had against any prior lessor.

          11.  NOTICES.  Unless and except as otherwise specifically provided
               -------
herein, any and all notices, elections, approvals, consents, demands, requests and responses thereto ("Communications") permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon the earlier of receipt thereof or three (3) days after deposit thereof in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth hereinbelow or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any Communication must be given shall commence on the date of receipt thereof, and provided further that no notice of change of address shall be effective with respect to Communications sent prior to the time of receipt of such change. Receipt of Communications hereunder shall occur upon actual delivery (whether by mail, facsimile transmission, messenger, courier service, or otherwise) to an individual party or to an officer, member, or general or limited partner of a party or to any agent or employee of such party at the address of such party set forth hereinbelow, subject to change as provided hereinabove. An attempted delivery in accordance with the foregoing, acceptance of which is refused or rejected, shall be deemed to be and shall constitute receipt; and an attempted delivery in accordance with the foregoing by mail, messenger, or courier service (whichever is chosen by the sender) which is not completed because of changed address of which no notice was received by the sender in accordance with this provision prior to the sending of the Communication shall also be deemed to be and constitute receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided hereinabove:


                                ____________________________________
                                ____________________________________

and, if given to Tenant, must be addressed as follows, subject to change as provided hereinabove:

                                ____________________________________
                                ____________________________________
                                ____________________________________

and, if given to Landlord, must be addressed as follows, subject to change as provided hereinabove:

                                Capital Automotive, L.P.
                                ____________________________________
                                ____________________________________

          12.  MISCELLANEOUS.  This Agreement shall be binding upon and inure to
               -------------
the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term "Landlord" or "landlord" refers to Landlord and to any successor to the interest of Landlord under the Lease.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

                                               LENDER:

Signed, sealed and delivered
in the presence of:                      By:
                                               Title:

_____________________________            _________________________________
Witness
                                                 (CORPORATE SEAL)



                                                TENANT:

Signed, sealed and delivered
in the presence of:                      By:
                                                Title:

_____________________________            _________________________________
Witness                                         (CORPORATE SEAL)


                                                LANDLORD:

Signed, sealed and delivered
in the presence of:                      By:
                                                Title:

_____________________________            _________________________________
Witness                                         (PARTNERSHIP SEAL)

6: 27252/1

                                   EXHIBIT A


Lease Dated __________ from ________________ to _______________ with Exhibit A attached, all in the form attached hereto as Attachment to Exhibit A.
                                             ------------------------

County of______________________________:
                                                   SS:
State of_______________________________:

          This is to certify that on this ____ day of ________, 1997, personally appeared before me, a notary public of the County (City) aforesaid, known to me (or satisfactorily identified to me) to be the individual signing on behalf of Lender in the capacity stated by his signature, and that he acknowledged the within document to be the act and deed of the Lender.



                                           _____________________________________

                                           Notary Public

                                           My commission expires:

County of  ____________________________:
                                             SS:
State of ______________________________:

          This is to certify that on this ____ day of _________, 1997, personally appeared before me, a notary public of the County (City) aforesaid, known to me (or satisfactorily identified to me) to be the individual signing on behalf of Tenant in the capacity stated by his signature, and that he acknowledged the within document to be the act and deed of the Tenant.



                                           _____________________________________

                                           Notary Public

                                           My commission expires:

County of ____________________________
                                          SS:
State of _____________________________

          This is to certify that on this ____ day of _______, 1997, personally appeared before me, a notary public of the County (City) aforesaid, known to me (or satisfactorily identified to me) to be the individual signing on behalf of Landlord in the capacity stated by his signature, and that he acknowledged the within document to be the act and deed of the Landlord.



                                           _____________________________________
                                           Notary Public

                                           My commission expires:

                                 EXHIBIT 4.4(c)
                                 --------------

                      GUARANTY AND SUBORDINATION AGREEMENT

          THIS GUARANTY AND SUBORDINATION AGREEMENT (this "Agreement"), made as of the ______ day of _________, 19__, by ______________ , a _______________
corporation ("Guarantor"), in favor of Capital Automotive, L.P., a Delaware limited partnership ("Landlord").

                                  WITNESSETH:
                                  ----------

          WHEREAS, Landlord has this day entered into a lease (the "Lease") of certain Properties identified on Schedule A hereto (individually a "Property"
and collectively the "Properties") with    ____________, a ________________
corporation ("Tenant"), this Agreement being attached to the Lease;

          WHEREAS, Tenant is a subsidiary [affilate] of Guarantor; and

          WHEREAS, Landlord has required, as a condition to entering into the Lease, Guarantor to be a guarantor of each and every obligation imposed upon Tenant by the Lease.

          NOW, THEREFORE, to induce Landlord to enter into the Lease and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, for itself, its successors and assigns, hereby covenants and agrees for the benefit of Landlord, as follows:

          1.   Guaranty.  Guarantor does hereby unconditionally and irrevocably
               --------
guarantee to Landlord the full, complete and timely performance of all obligations imposed on Tenant by the terms of the Lease, including, but not limited to, the full, complete and timely payment of rent and all other sums due by Tenant under the Lease, and the payment as required by the Lease of all damages to Landlord which may result from Tenant's breach of any provision of the Lease, including, but not limited to, those relating to damage to any Property or the leased premises.

          2.   Guaranty of Payment and Performance.  Guarantor acknowledges and
               -----------------------------------
agrees that this is a guaranty of payment and performance and not mere collection. The liability of Guarantor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Tenant or any other person or entity. Guarantor waives any right to require that an action be brought against Tenant or any other person or entity. In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Tenant shall be relieved of the Lease or any debt, obligation or liability as provided in the Lease, Guarantor shall nevertheless be fully liable for the complete and timely performance of all obligations imposed on Tenant by the Lease throughout the entire term of the Lease, all to the same extent as if Guarantor had been the original tenant thereunder and the Lease shall be deemed unaffected by any such relief granted to Tenant. In the event of a default under the Lease which is not cured within any applicable grace or cure period, Landlord shall have the right to enforce its rights, powers and remedies thereunder or hereunder, in any order to the maximum extent permitted by law, and all rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the obligations guaranteed hereby are partially performed, paid or discharged by reason of the exercise of any of the remedies available to Landlord, this Agreement shall nevertheless remain in full force and effect, and Guarantor shall continue to be liable for all remaining obligations guaranteed hereby, even though any rights which Guarantor may have against Tenant may be destroyed or dismissed by the exercise of any such remedy.

          3.   Waivers by Guarantor.  To the extent permitted by law, Guarantor
               --------------------
hereby waives and agrees not to assert or take advantage of:

          (a) Any right to require Landlord to proceed against Tenant or any other person or entity or to proceed against or exhaust any security held by Landlord at any time or to pursue any other remedy in Landlord's power or under any other agreement before proceeding against Guarantor;

          (b) Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Landlord to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons:

          (c) Any defense based upon an election of remedies by Landlord;

          (d) Any right or claim or right to cause a marshaling of the assets of Tenant or Guarantor;

          (e) Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more provisions of the Lease;

          (f) Any modification of the Lease or of any obligation of Tenant thereunder by amendments to the Lease, by waivers granted by Landlord or by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise.

          4.   Subordination.  Guarantor and those parties signing below for the
               -------------
purpose of being bound by this Section 4 (collectively, "Section 4 Signers) hereby unconditionally and irrevocably subordinate (i) all payments due or to become due by Tenant to the Section 4 Signers, or any of them, by reason of any and all debts or other obligations, including the obligation to pay salaries or other compensation (collectively "Debt Payments") and (ii) the receipt of all dividends or other distributions of any kind or nature (collectively, "Distributions") to the payment of all sums due or to become due by Tenant to Landlord under the Lease, including the payment of Rent and all damages due by reason of Tenant's breach of the Lease; provided, however, that for so long as there shall be no existing Event of Default under the Lease, after the payment of each monthly installment of Rent, the Section 4 Signers shall be entitled to receive Debt Payments due for such month.

          5.   General Provisions.
               ------------------

          (a) Survival.  This Agreement shall be deemed to be continuing in
              --------
nature and shall remain in full force and effect and shall survive the exercise of any remedy by Landlord under the Lease;

          (b) No Subrogation; No Recourse Against Landlord.  Notwithstanding the
              --------------------------------------------
satisfaction by Guarantor of any liability hereunder, Guarantor's rights of subrogation, contribution, reimbursement or indemnity, if any, or any right of recourse to or with respect to the assets or property of Tenant, shall be subject and subordinate to the rights of Landlord. Guarantor expressly agrees not to exercise any and all rights of subrogation against Landlord.

          (c) Entire Agreement; Amendment; Severability.  This Agreement
              -----------------------------------------
contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by Landlord and Guarantor. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

          (d) Governing Law: Binding Effect; Waiver of Acceptance.  This
              ---------------------------------------------------
Agreement shall be governed by and construed in accordance with the laws of the State of Virginia without regard to conflicts of laws principles thereof. This Agreement shall bind Guarantor, it successors and assigns (but in the event of an assignment, Guarantor shall not be relieved of its obligations hereunder), and shall inure to the benefit of Landlord, its successors and assigns. Guarantor hereby waives any acceptance of this Agreement by Landlord and this Agreement shall immediately be binding upon Guarantor.

          (e) Notice.  All notices, demands, requests or other communications to
              ------
be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or certified mail or by depositing the same with Federal Express or another reputable private courier service for next business day delivery to the intended addressee at its address set forth in the last section of this Agreement or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least seven (7) days' prior written notice thereof in accordance with the provisions hereof, each party shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

          (f) No Waiver; Time of Essence.  The failure of either party to
              --------------------------
enforce any of the respective rights or remedies hereunder, or to promptly enforce any such rights or remedies, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound and must expressly state that such right or remedy has been or thereby is waived. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof.

          (g) Captions for Convenience.  The captions and headings of the
              ------------------------
section and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

          (h) Attorney's Fees.  In the event it is necessary for Landlord to
              ---------------
retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion hereof, Guarantor shall promptly pay to Landlord any and all costs and expenses, including, without limitation, attorney's fees, incurred by Landlord as a result thereof and such costs, fees and expenses shall be included in the costs of the case to the extent the Landlord wins the issue under contest.

          (i) Successive Actions.  Separate and successive actions may be
              ------------------
brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Guarantor hereby waives any covenants to the maximum extent permitted by law not to assert any defense in the nature of splitting of causes of action or merger of judgments.

          (j) Reliance.  Landlord would not enter into the Lease without this
              --------
Agreement. Accordingly, Guarantor intentionally, irrevocably and unconditionally enters into the covenants and agreements as set forth above and understand that, in reliance upon and in consideration of such covenants and agreements, the Lease has been made.

          4.   Notices:  The following addresses shall be used for notice
               -------
purposes:

               If to Landlord:


               __________________________
               __________________________
               __________________________

                    With copies to:

               _________________________
               _________________________
               _________________________

               _________________________
               _________________________
               _________________________

          IN WITNESS WHEREOF, Guarantor has executed this Agreement under seal as of the day and year first above written:

                                    GUARANTOR:

ATTEST/WITNESS:                     ________________________________
_______________________________     By:  ____________________________
Name:  _________________________    Name:  __________________________
Title:  __________________________  Title:  ___________________________

                                EXHIBIT 7.2.1(i)
                                ----------------

                            INVESTOR QUESTIONNAIRES

                            CAPITAL AUTOMOTIVE L.P.
                     UNITS OF LIMITED PARTNERSHIP INTEREST
                      CONFIDENTIAL PURCHASER QUESTIONNAIRE
                               (NATURAL PERSONS)

Capital Automotive L.P.
1925 North Lynn Street
Suite 306
Arlington, Virginia 22209

     The information contained in this Investor Questionnaire is being furnished in order to determine whether the undersigned is accredited to purchase units of limited partnership interest (the "Units") of Capital Automotive L.P. (the "Partnership") pursuant to the Agreement of Contribution of Interests dated November __, 1997 (the "Contribution Agreement"), by and among the persons and entities named on Schedule I hereto consisting of all of the owners of an
                  ----------
interest in any of the Properties (as hereafter defined) (each individually, a "Purchaser" and collectively, the "Purchasers"), and Capital Automotive REIT, a Maryland real estate investment trust (the "Company"), and the Partnership.

     ALL INFORMATION CONTAINED IN THIS INVESTOR QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. Any offer or sale to any Purchaser will be made by the Partnership. You understand, however, that the Company may be required to present this Investor Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units are exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities or blue sky laws or if otherwise required. Further, the undersigned understands that the offering and sale of the Units may be required to be reported to the Securities and Exchange Commission and reported or registered under applicable state securities or blue sky laws.


Name(s) of Purchaser(s):1/

          (1) ____________________________________________________

          (2) _____________________________________________________

/1/       If there is more than one Purchaser (other than husband and wife), a separate Confidential Purchaser Questionnaire must be completed for each such Purchaser and attached to this Confidential Purchaser Questionnaire.

1.   Background Information.

     a. Home Address:           ________________________________________________

                                ________________________________________________

     b.   Home Telephone:       ________________________________________________

     c.   Social Security #s:   ________________________________________________

     d.   U.S. Citizen:         ___________     Yes ________ No

     e.   Occupation:           ________________________________________________

     f.   Employer:             ________________________________________________

     g.   Bus. Address:         ________________________________________________

     h.   Bus. Telephone:       ________________________________________________

     i.   Age:                  ________________________________________________

     j.   Send Mail to:         _______ Home _______ Office
          Other:    __________________________________________

     k.   State your education and degrees earned:

               Degree               School              Year

          ___________________________________________________

          ___________________________________________________


     l.   Do you currently own securities or other types of investments?

          ___________________________________________________

     m. Do you have means of providing for your needs and personal contingencies?

          ___________________________________________________

     n. Do you have a preexisting business relationship with the person who contacted you in connection with the offering of the Units?

          ___________________________________________________


2.   Type of Ownership.

     Indicate type of ownership you intend to subscribe for (if other than for a single individual):

     ______  Individual

     ______  Joint Tenants with Rights of Survivorship

     ______  Tenants in Common

     ______  Tenants by the Entirety

3.   Purchaser Suitability.

     Please indicate whichever of the following (if any) certifications apply to you by initialing the appropriate space:

          (i) I certify that I am an "accredited investor" because I have an individual net worth-// (or joint net worth with my spouse) in excess of $1,000,000.

         Yes ____  No ____

          (ii) I certify that I am "accredited investor" because I had an individual income (not including any amounts attributable to my spouse or to property owned by my spouse) of more than $200,000 in each of the previous two calendar years and I reasonably expect to reach the same income level in the current year.

          Yes ____  No ____

          (iii) I certify that I am an "accredited investor" because I had a joint income with my spouse in excess of $300,000 in each of the previous two calendar years and I reasonably expect to reach the same income level in the current year.
___________________________

/2/ For purposes of this Questionnaire, a purchaser's "net worth" is equal to the excess of total assets at fair market value over total liabilities. Net worth may include the equity value (i.e., current appraised value less mortgage indebtedness) of real property owned by the Purchaser.

          Yes ____  No ____


4.   The Purchaser hereby acknowledges and represents and warrants that:

     1. (a) He/she has read and understands the risks associated with an investment in the Units and understands those risks, (b) the information contained in this Investor Questionnaire is true, complete and accurate as of the date hereof, and (c) he/she will contact Capital Automotive REIT immediately if any material change in any of this information occurs.

     2. The Units will be acquired for the Purchaser's own account for investment, and not for distribution or resale to others. The Purchaser agrees that it will not sell or otherwise transfer the Units unless any third party consents as required are first obtained and unless the securities are registered under the Securities Act, and under applicable state securities laws or unless an exemption from such registration is available. There is no market for the Units and none is expected to develop.

     3. All documents, records and books pertaining to this investment have been made available to the Purchaser and his/her respective attorney, accountant or investment representative; the Partnership has provided answers to all of his/her or their questions concerning the offering and an investment in the Partnership; and the books and records of the Partnership will be available upon reasonable notice for inspection during normal business hours of the Partnership at the Partnership's principal place of business.

     4. The Purchaser has such knowledge and experience in financial and business matters in general and in particular with respect to this type of investment that it is, he/she is capable of evaluating the merits and risks of an investment in the Partnership, and will be able to bear the financial risks of this investment for an indefinite period of time.

     5. The Purchaser has discussed with his/her investment representative, lawyer, accountant or tax advisor, as applicable, the suitability of an investment in the Partnership for its particular tax and financial situation.

     6. The Purchaser is acquiring the Units without being furnished any offering.

     7. The Purchaser has kept confidential all information furnished to them by or on behalf of the Partnership and has not provided the same to anyone other than their agents (including counsel and accountants) on a need to know basis.

5.   Reliance by Partnership.

     I understand that the Partnership will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent, warrant and covenant to the Partnership as follows:

     1. I/We certify under the penalties of perjury that the social security number provided below and information provided with respect to Section 3406(a)(1)(C) of the Internal Revenue Code is true, correct and complete; and

     2. The answers to the above questions are complete and correct and may be relied upon by the Partnership in determining whether the offering in connection with which I have executed this Questionnaire is exempt from registration under the Securities Act and applicable state securities laws; and hereby agree to indemnify the Partnership and its partners, affiliates, agents, employees and control persons, and hold each of them harmless against any and all loss, damages, liability or expense, including reasonable attorney's fees, which they or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the undersigned under this Investor Questionnaire or in connection with the sale or distribution by the undersigned of the Units purchased by the undersigned pursuant hereto in violation of the Securities Act or any other applicable law.

__________________________________________________
(please print the exact name(s) and title in which the Units should be issued)


     (Signature of Purchaser)       __________________________________________


     (Name Typed or Printed)        __________________________________________


     (Date)                         __________________________________________


     (Signature of Co-Purchaser)    __________________________________________


     (Name Typed or Printed)        __________________________________________

                            CAPITAL AUTOMOTIVE L.P.
                     UNITS OF LIMITED PARTNERSHIP INTEREST
                      CONFIDENTIAL PURCHASER QUESTIONNAIRE
                                   (ENTITIES)


Capital Automotive L.P.
1925 North Lynn Street
Suite 306
Arlington, Virginia 22209

     The information contained in this Investor Questionnaire is being furnished in order to determine whether the undersigned is accredited to purchase units of limited partnership interest (the "Units") of Capital Automotive L.P. (the "Partnership") pursuant to the Agreement of Contribution of Interests dated November __, 1997 (the "Contribution Agreement"), by and among the persons and entities named on Schedule I hereto consisting of all of the owners of an
                  ----------
interest in any of the Properties (as hereafter defined) (each individually, a "Purchaser" and collectively, the "Purchasers"), and Capital Automotive REIT, a Maryland real estate investment trust (the "Company"), and the Partnership.

     ALL INFORMATION CONTAINED IN THIS INVESTOR QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. Any offer or sale to any Purchaser will be made by the Partnership. You understand, however, that the Company may be required to present this Investor Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units are exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities or blue sky laws or if otherwise required. Further, the undersigned understands that the offering and sale of the Units may be required to be reported to the Securities and Exchange Commission and reported or registered under applicable state securities or blue sky laws.

1.   Background Information.

     a.   Name of Investing Entity:     ______________________________________

     b.   Address:                      ______________________________________

                                        ______________________________________

          Address for correspondence (if different):

                                        ______________________________________
                                        ______________________________________
                                        ______________________________________

     c.   Telephone Number:             ______________________________________

     d.   Description of Business:      ______________________________________

     e.   Federal Tax ID Number:        ______________________________________

     f. Individual(s) authorized to execute documents on behalf of the entity in connection with this investment:

          Name:                         ______________________________________

          Position or title:            ______________________________________

               NOTE: In the case of a partnership or trust, a power of attorney is required if such entity's Partnership Agreement or Trust Agreement does not specifically authorize the above-named individual(s) to make this investment for such Partnership or Trust. In the case of a corporate investor, corporate resolutions (or other evidence of corporate authority) authorizing this investment and specifying the individuals authorized to execute investment documents on behalf of the corporation are required to be delivered herewith.

2.   Type of Entity:                Corporation                  ______

                                    Limited Partnership          ______

                                    General Partnership          ______

                                    Limited Liability Company    ______

                                    Revocable Trust-*/           ______

                                    Irrevocable Trust            ______

                                    Pension or Profit

/3/ UNLESS (i) the Trust has total assets in excess of $5,000,000; (ii) the Trust was not formed for the specific purpose of acquiring the Interest; and
(iii) the purchase by the Trust is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Units, the grantor(s) of the Trust also must provide a completed individual investor questionnaire for each grantor.

                                    Sharing Plan or Trust
                                    (indicate type of Plan
                                    or Trust)                    ______

                                    Individual Retirement
                                    Account (Note:  The
                                    beneficiary of an
                                    Individual Retirement
                                    Account also must provide
                                    a complete individual
                                    investor questionnaire)      ______

     a.   Place of Organization:  ____________________________________________

     b.   Date of Organization:  _____________________________________________

     c. Was the entity organized for the specific purpose of investing in Capital Automotive L.P.?

          Yes _____ No _____

     d. Does the entity have a preexisting business relationship with the person who contacted it in connection with the offering of the Units?

          Yes _____ No _____

     e. Number of equity owners (Note: an "equity owner" for the purposes of this Questionnaire means (1) stockholders in the case of a corporation, (2) limited partners only in the case of a limited partnership, (3) general partners in the case of a general partnership, (4) grantor(s) in the case of a trust revocable at the sole option of grantor(s) or (5) beneficiaries in the case of other trusts): _______


3.   Accredited Investors.

          All Purchasers will be required to represent that they meet at least one of the following requirements. Please indicate which of the following you meet:

          (i) All of the equity owners of the entity meet either (1), (2) or (3) below:

               (1) have an individual net worth**/ (or joint net worth with spouse) in excess of $1,000,000;

               (2) had an individual income (not including any amounts
                   attributable to spouse or to property owned by spouse) of more than $200,000 in each of the previous two calendar years and a reasonable expectation to reach the same income level in the current year; or

               (3) had a joint income with spouse in excess of $300,000 in each of the previous two calendar years and a reasonable expectation to reach the same income level in the current year.

                         Yes ____   No _____

          (ii) The Purchaser is any of the following entities (please indicate which by initialing the appropriate line(s)):

               (1) ___ A bank is defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

               (2) ___ A broker/dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the "Exchange Act").

               (3) ___ An insurance company as defined in Section 2(13) of the Securities Act.

               (4) ___ An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section (2)(a)(48) of that Act.

               (5) ___ Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
                         (d) of the Small Business Investment Act of 1958.

               (6) ___ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality thereof, for the benefits of its employees, if such plan has total assets in excess of $5,000,000.

/4/ For purposes of this Questionnaire, a purchaser's "net worth" is equal to the excess of total assets at fair market value over total liabilities (excluding home and home furnishings).

               (7) ___ An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 "ERISA"), if the investment decision is made a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

               (8) ___   A private business development company as defined in
                         Section 202(a)(22) of the Investment Advisers Act of 1940.

               (9) ___ An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), a corporation, Massachusetts or similar business trust or partnership not formed for the specific purpose of acquiring the Units with total assets in excess of $5,000,000.

               (10) ___ A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

4.   Additional Information

     a.   If for a Trust:

          A Trust must attach a copy of its Declaration of Trust or other governing instrument, as amended, as well as all other documents that authorize the Trust to invest in the Units. All documentation must be complete and correct.

     b.   If for a Retirement Plan:

          The Retirement Plan must attach copies of all documents governing the Plan as well as all other documents authorizing the Retirement Plan to invest in the Units. Include, as necessary, documents defining permitted investments by the Retirement Plan and demonstrating the authority of the signing individual to act on behalf of the Plan. All documentation must be complete and correct.

5.   The Purchaser hereby acknowledges and represents and warrants that:

     1. (a) He/she/it has read and understands the risks associated with an investment in the Units and understands those risks, (b) the information contained in this Investor Questionnaire is true, complete and accurate as of the date hereof, and (c) he/she will contact Capital Automotive REIT immediately if any material change in any of this information occurs.

     2. The Units will be acquired for the Purchaser's own account for investment, and not for distribution or resale to others. The Purchaser agrees that it will not sell or otherwise transfer the Units unless any third party consents as required are first obtained and unless the securities are registered under the Securities Act, and under applicable state securities laws or unless an exemption from such registration is available. There is no market for the Units and none is expected to develop.

     3. All documents, records and books pertaining to this investment have been made available to the Purchaser and his/her/it respective attorney, accountant or investment representative; the Partnership has provided answers to all of his/her or their questions concerning the offering and an investment in the Partnership; and the books and records of the Partnership will be available upon reasonable notice for inspection during normal business hours of the Partnership at the Partnership's principal place of business.

       4. The Purchaser has such knowledge and experience in financial and business matters in general and in particular with respect to this type of investment that it is, he/she is capable of evaluating the merits and risks of an investment in the Partnership, and will be able to bear the financial risks of this investment for an indefinite period of time.

     5. The Purchaser has discussed with his/her investment representative, lawyer, accountant or tax advisor, as applicable, the suitability of an investment in the Partnership for its particular tax and financial situation.

     6. The Purchaser is acquiring the Units without being furnished any offering.

     7. The Purchaser has kept confidential all information furnished to them by or on behalf of the Partnership and has not provided the same to anyone other than their agents (including counsel and accountants) on a need to know basis.

6.   Reliance by Partnership.

     I understand that the Partnership will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent, warrant and covenant to the

     Partnership as follows:

     1. I/We certify under the penalties of perjury that the social security number provided below and information provided with respect to Section 3406(a)(1)(C) of the Internal Revenue Code is true, correct and complete;

     2. The answers to the above questions are complete and correct and may be relied upon by the Partnership in determining whether the offering in connection with which I have executed this Questionnaire is exempt from registration under the Securities Act and applicable state securities laws; and hereby agree to indemnify the Partnership and its partners, affiliates, agents, employees and control persons, and hold each of them harmless against any and all loss, damages, liability or expense, including reasonable attorney's fees, which they or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the undersigned under this Investor Questionnaire or in connection with the sale or distribution by the undersigned of the Units purchased by the undersigned pursuant hereto in violation of the Securities Act or any other applicable law; and

     3. The person signing this Questionnaire on behalf of the Investing Entity has been duly authorized to sign the Questionnaire on behalf of the Investing Entity.


7.   Other Certifications.

     a.   If by a Corporation:

          By signing the Signature Page, the undersigned certifies the following:

          (A) that the Corporation's name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

          (B)   that one of the following is true and correct (check one):

               [  ] (i) the Corporation is a corporation organized in or under the laws of the United States or any political subdivision thereof.

               [  ] (ii) the Corporation is a corporation which is neither created nor organized in or under the laws of the United States or any political subdivision thereof, but which has made an election under either Section 897(i) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States Federal income taxation (A COPY OF THE INTERNAL REVENUE SERVICE

                         ACKNOWLEDGMENT OF THE UNDERSIGNED'S ELECTION
                         MUST BE ATTACHED TO THIS QUESTIONNAIRE IF THIS PROVISION IS APPLICABLE).

               [  ] (iii) neither (i) nor (ii) above is true.

     b.   If by a Partnership:

               By signing the Signature Page, the undersigned certifies on behalf of such Partnership the following:

               (A) that such Partnership's name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

               (B) that one of the following is true and correct (check one).

               [  ]      (i) such Partnership is a partnership formed in or
                             under the laws of the United States or any political subdivision thereof.

               [  ]      (ii) such Partnership is not a partnership formed in or
                              under the laws of the United States or any political subdivision thereof.

     c.   If by a Trust (other than a retirement related trust) or Estate:

               By signing the Signature Page, the undersigned certifies on behalf of such Trust or Estate the following:

               (A) that such Trust's or Estate's purchase of the Units in within the investment powers and authority of such Trust of Estate (as set forth in the declaration of trust or other governing instruments) and that all necessary consents, approvals and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee or executor or administrator to execute this Questionnaire and the Contribution Agreement on behalf of such Trust or Estate;

               (B) that such Trust has not been established in connection with either (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or (ii) a plan described in Section 4975(e)(i) of the Internal Revenue

                   Code;

               (C) that such Trust's or Estate's name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

               (D) that one of the following is true and correct (check one):

               [  ]      (i) such Trust is a trust whose income from sources
                             outside of the United States Federal tax purposes regardless of its connection with a trade or business carried on in the United States.

               [  ]      (ii) such Trust is an estate or trust whose income from
                              sources outside of the United States Federal income tax purposes regardless of its connection with a trade or business carried on in the United States.

     d.   If by a Retirement Plan:

               By signing the Signature Page, the undersigned on behalf of such Retirement Plan certifies the following:

          (A) that such Retirement Plan's governing documents duly authorize the type of investment contemplated herein, and the undersigned is authorized and empowered to make such investment on behalf of such Retirement Plan.

_____________________________________________________________
(please print the exact name(s) and title in which the Units should be issued)


     (Investing Entity)

     (Signature of Purchaser)          _______________________________________


     (Name and Title Typed or Printed) _______________________________________


     (Name of Trustee(s) (if Trust))   _______________________________________

                                       _______________________________________

     (Date)                            _______________________________________

                                EXHIBIT 7.2.1(p)
                                ----------------

                              Estoppel Certificate


To:  CAPITAL AUTOMOTIVE REIT
     1925 North Lynn Street, Suite 306
     Arlington, Virginia  22209
     Attention:  Thomas D. Eckert, President and Chief Executive Officer

Re: Mortgagee's Interest and Mortgage Status in and of the Property owned by ______________________________________________________
     (the "The Contributor") and commonly known as ________________
      (the "Property").

Gentlemen:

     The undersigned ("Mortgagee") hereby certifies to CAPITAL AUTOMOTIVE REIT (The "Company") and CAPITAL AUTOMOTIVE L.P. (the "Partnership") as follows:

          (i) The certifications contained herein are being made with the knowledge that the Company and the Partnership will place substantial reliance thereon in connection with a major financial transaction involving, among other maters, the acquisition of the Property, subject to Mortgagee's Interest and the Mortgage, based upon the value of the Property as so subjected.

          (ii) Mortgagee's interest in the property results from the lending to the Contributor of a sum of money in the original principal amount of $______________, upon the terms and conditions set forth in that certain promissory note (the"Note"), an exact copy of which annexed hereto as Exhibit A. The principal amount actually advanced under the note as of the date of this certificate is $_____________, of which $_____________ is outstanding as of the date of this certificate.

          (iii) Mortgagee's entire interest in the Property ("Mortgagee's Interest") is the security interest conferred by the security document annexed hereto as Exhibit B and such other security instruments and filings as are required by the terms of such document (collectively, the "Mortgage").

          (iv) As of the date of this certificate there exists no default or any condition or matter which, with the passage of time, could constitute a default under or with respect to the Note or the Mortgage and there are not prior defaults under the Note or the Mortgage which could become present or future defaults if any presently outstanding waivers by the Mortgagee are withdrawn.

          (v) If the Note or Mortgage contains any "due on sale" or other acceleration clause based upon change of ownership of the Property, the same shall be deemed deleted if the Property is hereafter acquired by the Partnership or the Company.

          (vi) The undersigned has not assigned, sold or otherwise encumbered its title to the Note, Mortgage or Mortgagee's interest and has full power and authority to execute this certificate without the approval of any other person, corporation or other entity.

          IN WITNESS WHEREOF, the undersigned has executed this certificate under seal this ____ day of ______________, 1997, intending the same to be a sealed instrument of the Mortgagee.


                                                         _____________________
                                                         Mortgagee



ATTEST/WITNESS                                     By:__________________(SEAL)

                                                   Title:_______________________

                                EXHIBIT 7.2.1(q)
                                ----------------

                        OPINION OF CONTRIBUTOR'S COUNSEL

Waived.

                                EXHIBIT 7.2.2(f)
                                ----------------

       OPINION OF WILMER, CUTLER & PICKERING TO BE DELIVERED AT CLOSING:

1. The Company is a corporation duly organized or formed, validly existing and in good standing under the laws of the State of Delaware.

2. The Partnership is a limited partnership duly organized or formed, validly existing and in good standing under the laws of the State of Maryland.

3. Each of the Company and the Partnership has the requisite corporate or partnership power (respectively) to execute and deliver, and to perform its obligations under, the Agreement.

4. The general partner of the Partnership has the requisite partnership power and authority to carry on its business and to execute an deliver, and to perform its obligations under, the Agreement and to execute and deliver on behalf of such Partnership, and to bind the Partnership to, the Agreement.

5. The execution and delivery by each of the Company and the Partnership has been duly authorized by all necessary corporate or partnership actions (respectively).

6. The execution, delivery and performance of the Agreement by the general partner of the Partnership on behalf of the Partnership have been duly authorized by all necessary partnership actions, and the individuals executing the Agreement on behalf of such general partner have been duly authorized to do so.

7. The execution, delivery and performance by the Company will not violate the charter or bylaws of the Company.

8. The execution, delivery and performance by the general partner of the Partnership, and such general partner's performance of its obligations under, the Agreement on behalf of the Partnership will not violate the Partnerships Organizational Documents.

9. The Agreement has been duly executed and delivered by each of the Partnership and the Company and is the legal, valid and binding obligation of each, enforceable against each in accordance with its terms.

                                   SCHEDULE I
                                   ----------

                       CONTRIBUTORS' NAMES AND ADDRESSES

-----------------------------------------------------------------------------
Name                        Property Numbers from      Address
----                        Schedule 1.2               -------
                            ---------------------
-----------------------------------------------------------------------------
Jonathan K. Cherner         1                         6500 Little River
Andrew M. Cherner                                     Turnpike,
Randee L. Cherner                                     Annandale, Va.  22312
Abby L. [S.] Cherner

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

Note: Notices to be delivered to the Contributors pursuant to Section 15.3 of the Agreement should go to:

          Jonathan K. Cherner
          8946 Abbey Terrace
          Potomac, Md. 20854
          (301) 767-1999

                                  SCHEDULE 1.2
                                  ------------

           OWNERSHIP INTERESTS IN PROPERTIES AND CONTRIBUTION AMOUNTS

------------------------------------------------------------------------------------------------------
 Property                                                                             Contribution
  Number      Contributor            Tax Account Number   Property Address               Amount
---------     -----------            ------------------   ----------------            ------------
------------------------------------------------------------------------------------------------------
1             Jonathan K. Cherner    72-1-001-23A         6500 Little River Turnpike    $6,272,727
              Andrew M. Cherner                           Annandale, Va. 22312
              Randee L. Cherner
              Abby L. [S.] Cherner
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------


                                SCHEDULE 1.3(a)
                                ---------------

          SCHEDULE OF UNITS ISSUED IN CONSIDERATION FOR EACH PROPERTY

   Each Contributor will receive a number of Units that is equal to the Contribution Value of the Property contributed by such Contributor as determined by application of the formula set forth in Section 1.3 of the Agreement (as further adjusted pursuant to Section 2.1, if applicable).

                                SCHEDULE 1.3(b)
                                ---------------

                             MORTGAGE INDEBTEDNESS

Property/Parcel                  Name of Borrower      Lender      Outstanding    Maturity    Prepayment
---------------                  ----------------      ------      Principal on   --------    ----------
                                                                  November 1,     Date        Rght
                                                                    1997/at       ----        ----
                                                                  Closing Date
                                                                  -------------
--------------------------------------------------------------------------------------------------------
6500 Little River Turnpike      Jonathan K. Cherner   Central     $3,800,000/   July 2000   Yes
Annandale, Va. 22312            Andrew M. Cherner     Fidelity    (To be
                                Randee L. Cherner                 determined
                                Abby L. [S.]Cherner               on  Closing
                                                                  Date)
--------------------------------------------------------------------------------------------------------
6500 Little River Turnpike      Jonathan K. Cherner   David L.    $1,000,000/     July 2000   Yes
Annandale, Va. 22312            Andrew M. Cherner     Pyles       (To be
                                Randee L. Cherner                 determined
                                Abby L. [S.]Cherner               on  Closing
                                                                  Date)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

                                  SCHEDULE 4.1
                                  ------------

                                PRIOR OCCUPANTS

Property Number
---------------

 1. Lessee: None

                                SCHEDULE 4.4(b)
                                ---------------

                                   GUARANTIES

None.

                                  SCHEDULE 5.1
                                  ------------

                              SCHEDULED EXCEPTIONS

   Any further disclosures required by this Schedule 5.1 shall be inserted hereon after the execution of this Agreement according to Sections 5.1, 5.2 and 5.3 of the Agreement.

                                  SCHEDULE 9.6
                                  ------------

                               MATERIAL DEFAULTS

   Any disclosures required by this Schedule 9.6 shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                    SCHEDULE 9.13
                                    -------------

                                        ZONING


Property Number from Schedule 1.2     Parcel         Zoning Classification
----------------------------------    ------         ---------------------
               1                      72-1-001-23A           C-6

                               SCHEDULE 9.15.5(a)
                               ------------------

    THE TREATMENT, STORAGE AND DISPOSAL LOCATIONS FOR SUBSTANCES OF CONCERN

   Any disclosures required by this Schedule 9.15.5(a) shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                               SCHEDULE 9.15.5(b)
                               ------------------

                                 STORAGE TANKS

The disclosures required by this Schedule 9.15.5(b) shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                               SCHEDULE 9.15.5(c)
                               ------------------

                             EXISTENCE OF ASBESTOS

The disclosures required by this Schedule 9.15.5(c) shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                               SCHEDULE 9.15.5(f)
                               ------------------

                    ENVIRONMENTAL PERMITS AND AUTHORIZATIONS

   The disclosures required by this Schedule 9.15.5(f) shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                 SCHEDULE 9.16
                                 -------------

                                   INSURANCE

   The disclosures required by this Schedule 9.16 shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                 SCHEDULE 9.19
                                 -------------

                               LEASE DISCLOSURES

   Any disclosures required by this Schedule 9.19 shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                SCHEDULE 9.19.2
                                ---------------

                             LEASES AND RENT ROLLS


1. PROPERTY 1 (FROM SCHEDULE 1.2):

   Lessors:         None

   Lessee:

   Annual Rent:

                                SCHEDULE 9.19.13
                                ----------------

                                OTHER LANDLORDS

   Any disclosures required by this Schedule 9.19.13 shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                SCHEDULE 9.20(a)
                                ----------------

                               SERVICE CONTRACTS

   The disclosures required by this Schedule 9.20(a) shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                SCHEDULE 9.20(b)
                                ----------------

                              MANAGEMENT CONTRACTS

   The disclosures required by this Schedule 9.20(b) shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                 SCHEDULE 9.23
                                 -------------

                          LIABILITIES OF CONTRIBUTORS

None

                                 SCHEDULE 9.24
                                 -------------

                                   CONTRACTS

   The disclosures required by this Schedule 9.24 shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                 SCHEDULE 9.26
                                 -------------

    EMPLOYEE BENEFIT PLANS/EMPLOYMENT CONTRACTS/EMPLOYEE BENEFIT LIABILITIES

   The disclosures required by this Schedule 9.26 shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                SCHEDULE 12.1.5
                                ---------------

         RESTRICTIONS ON SALE AND/OR FINANCING OF SPECIFIED PROPERTIES

     Property Number from Schedule 1.2   Lock-Out Period for Sale and Financing
     ---------------------------------   --------------------------------------

               1                                    4  years

                                SCHEDULE 12.4.5
                                ---------------

                          LIMITATIONS ON INDEBTEDNESS


Contributor      Tax        Property  Tax Basis   Mortgage    Debt to be
                 Account    Address                Balance    Maintained
                 Number
-------------------------------------------------------------------------



                            None


                                       ------      ------      ------
                            TOTALS


                                SCHEDULE 14.2.1
                                ---------------

                                  INDEMNITORS

None.